UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.  )
Filed by the Registrant ☒
Filed by a Party other than the Registrant   ☐
Check the appropriate box:
 ☐  Preliminary Proxy Statement
 ☐  Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒  Definitive Proxy Statement
 ☐  Definitive Additional Materials
 ☐  Soliciting Material under §240.14a-12

CENTRAL PACIFIC FINANCIAL CORP.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☒  No fee required.
 ☐  Fee paid previously with preliminary materials.
 ☐  Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

CENTRAL PACIFIC FINANCIAL CORP.
220 South King Street
Honolulu, Hawaii 96813
(808) 544-0500
APRIL 25, 2024 ANNUAL MEETING
YOUR VOTE IS IMPORTANT
March 8, 2024
Dear Fellow Shareholder:
On behalf of your Board of Directors, we cordially invite you to attend the 2024 Annual Meeting of Shareholders of Central Pacific Financial Corp. The Annual Meeting will be held on Thursday, April 25, 2024, at 11:00 a.m., Hawaii time. This year’s Annual Meeting will be held virtually. You can attend online at www.virtualshareholdermeeting.com/CPF2024, where you will be able to vote and submit questions electronically during the Annual Meeting. You may vote before the Annual Meeting at www.proxyvote.com. Specific Instructions for accessing the Annual Meeting are provided on the notice, proxy card or voting instruction form you received (and please have this notice, proxy card or voting instruction form available when you visit the website) and in the “Attending the Meeting” section of the Proxy Statement.
This year, we will again be using the “Notice and Access” method of providing proxy materials to shareholders via the Internet. We believe that this process provides shareholders with a convenient and quick way to access the proxy materials and vote, while allowing us to conserve natural resources and reduce the costs of printing and distributing the proxy materials. We will mail to our shareholders a Notice of Internet Availability of Proxy Materials containing instructions on how to access our proxy statement and the Form 10-K and vote electronically via the Internet. This notice will also contain instructions on how to receive a paper copy of the proxy materials. All shareholders who do not receive a notice will receive a paper copy of the proxy materials by mail or an electronic copy of the proxy materials by email.
The accompanying Notice of Annual Meeting of Shareholders and Proxy Statement describe proposals to be acted upon at the Annual Meeting. Please give these materials your prompt attention. Then, we ask that you vote by Internet, telephone or by mail, as set forth in the voting instructions or proxy card that are included with these materials, to ensure that your shares are represented and voted at the meeting. Shareholders who attend the meeting may withdraw their proxy and vote at the meeting if they wish to do so. Your vote is important, so please act at your earliest convenience.
We appreciate your continued interest in Central Pacific Financial Corp.
Sincerely,

Arnold D. Martines Chief Executive Officer	A. Catherine Ngo Board Chair

CENTRAL PACIFIC FINANCIAL CORP.
220 South King Street
Honolulu, Hawaii 96813
(808) 544-0500
NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD APRIL 25, 2024
TO THE SHAREHOLDERS OF CENTRAL PACIFIC FINANCIAL CORP.:
NOTICE IS HEREBY GIVEN that, pursuant to its Bylaws and the call of its Board of Directors, the Annual Meeting of Shareholders (the “Meeting”) of Central Pacific Financial Corp. (the “Company”) will be held virtually on Thursday, April 25, 2024, at 11:00 a.m., Hawaii time. The Meeting will be a completely virtual meeting of shareholders, to be conducted via live audio webcast. You will be able to attend the Meeting, vote at the Meeting, and submit your questions during the Meeting by attending virtually at
www.virtualshareholdermeeting.com/CPF2024.
The Meeting is being held for the purpose of considering and voting upon the following proposals:
1.
Election of Directors.
To elect up to 11 persons to the Board of Directors for a term of one year and to serve until their successors are elected and qualified, as more fully described in the accompanying Proxy Statement.

2.	Executive Compensation. To approve, on a non-binding advisory basis, the compensation of the Company’s named executive officers (“Say-on-Pay”).
3.
Ratification of Appointment of Independent Registered Public Accounting Firm.
To ratify the appointment of Crowe LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024.

4.	Other Business. To transact such other business as may properly come before the Meeting and at any and all adjournments or postponements thereof.
Only those shareholders of record at the close of business on February 20, 2024 shall be entitled to notice of and to vote at the Meeting or any postponement or adjournment thereof.
Dated: March 8, 2024
By Order of the Board of Directors,

Glenn K.C. Ching
Executive Vice President, Chief Legal Officer
Corporate Secretary

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE
ANNUAL SHAREHOLDERS’ MEETING TO BE HELD ON APRIL 25, 2024
Our Proxy Statement and Annual Report on Form 10-K for the fiscal year ended December 31, 2023 are accessible, free of charge, at https://www.cpb.bank/2024proxy and https://www.proxyvote.com.
YOUR VOTE IS IMPORTANT. SHAREHOLDERS ARE URGED TO VOTE AND CAN DO SO BY INTERNET, TELEPHONE OR BY MAIL, AS SET FORTH IN THE VOTING INSTRUCTIONS OR PROXY CARD THAT ARE INCLUDED WITH THESE MATERIALS. SHAREHOLDERS WHO ATTEND THE MEETING MAY WITHDRAW THEIR PROXY AND VOTE AT THE MEETING IF THEY WISH TO DO SO.
Note About Forward-Looking Statements
This proxy statement includes estimates, projections, statements relating to our business plans, objectives, and expected operating results that are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements may appear throughout this proxy statement and relate to, among other things, our business, prospects, executive compensation program, governance goals and commitments. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “design,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions. Forward-looking statements are based on current expectations and assumptions that are subject to risks and uncertainties that may cause actual results to differ materially. We describe risks and uncertainties that could cause actual results and events to differ materially in the “Risk Factors,” “Quantitative and Qualitative Disclosures about Market Risk,” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of our latest Form 10-K and other periodic reports we file with the U.S. Securities and Exchange Commission (“SEC”). Readers are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date they are made. We undertake no obligation to update or revise publicly any forward-looking statements, whether because of new information, future events, or otherwise, except as required by law.
This Proxy Statement includes several website addresses and references to additional materials found on those websites. These websites and materials are not incorporated by reference herein.

CENTRAL PACIFIC FINANCIAL CORP.
220 South King Street
Honolulu, Hawaii 96813
(808) 544-0500
PROXY STATEMENT
ANNUAL MEETING OF SHAREHOLDERS APRIL 25, 2024
INTRODUCTION
This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors (the “Board”) of Central Pacific Financial Corp. (the “Company”) for use at the 2024 Annual Meeting of Shareholders (the “Meeting”) of the Company to be held virtually at www.virtualshareholdermeeting.com/CPF2024 on Thursday, April 25, 2024, at 11:00 a.m., Hawaii time, and at any and all adjournments or postponements thereof. The Notice of Internet Availability of Proxy Materials, this Proxy Statement and accompanying form of proxy or voting instruction card, are first being made available to shareholders on or about March 8, 2024.
Proposals to be Considered
The proposals to be considered and voted upon at the Meeting will be:
(1) Election of Directors. To elect up to 11 persons to the Board of Directors for a term of one year and to serve until their successors are elected and qualified, as more fully described in this Proxy Statement.
(2) Executive Compensation. To approve, on a non-binding advisory basis, the compensation of the Company’s named executive officers (“Say-On-Pay”).
(3) Ratification of Appointment of Independent Registered Public Accounting Firm. To ratify the appointment of Crowe LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024.
(4) Other Business. To transact such other business as may properly come before the Meeting and at any and all adjournments or postponements thereof.
Record Date, Outstanding Securities and Voting Rights
The Board fixed the close of business on February 20, 2024 as the record date (the “Record Date”) for the determination of the shareholders of the Company entitled to notice of and to vote at the Meeting. Only holders of record of shares of the Company’s Common Stock (“Common Stock”) at the close of business on the Record Date will be entitled to vote at the Meeting and at any adjournment or postponement of the Meeting. There were 27,046,109 shares of the Company’s Common Stock, no par value, issued and outstanding on the Record Date, held by approximately 2,860 holders of record. There are no other classes of shares of the Company’s capital stock outstanding.
Each holder of Common Stock is entitled to one vote, virtually in person or by proxy, for each share of Common Stock standing in the holder’s name on the books of the Company as of the Record Date on any matter submitted to the vote of the shareholders.
Quorum
The required quorum for the transaction of business at the Meeting is a majority of the total outstanding shares of Common Stock entitled to vote at the Meeting, either present virtually in person or represented by proxy. Abstentions will be included in determining the number of shares present at the Meeting for the purpose of determining the presence of a quorum.
Broker Authority to Vote
Under the rules of the National Association of Securities Dealers, Inc., member brokers generally may not vote shares held by them in street name for customers unless they are permitted to do so under the rules of any national securities exchange of which they are a member. Under the rules of the New York Stock Exchange (“NYSE”), a member broker who holds shares in street name for customers has the authority to vote on certain “routine” proposals if the NYSE member broker has transmitted proxy soliciting materials to the beneficial owner but has not received instructions from that owner. NYSE member brokers will not be permitted to vote on proposal numbers 1 or 2 unless they receive instructions from their customers. NYSE rules permit member brokers that do not receive instructions from their customers, to vote on proposal number 3 as discussed above in their discretion.

PROXY STATEMENT
Vote Required to Approve the Proposals
The following chart sets forth the required vote to approve each proposal to be considered and voted upon at the Meeting, and the effect of “Withhold” votes, abstentions, and broker non-votes.
Proposal	Required Vote	Effect of “Withhold” Votes, Abstentions, Broker Non-Votes
Proposal 1—Election of Directors	Affirmative vote of a plurality of the shares of Common Stock present virtually in person or by proxy and entitled to vote.	“Withhold” votes will have the effect of a vote AGAINST the election of directors. Broker non-votes will have no effect on the voting for the election of directors.
Proposal 2—Proposal relating to an advisory (non-binding) vote on executive compensation (“Say-On-Pay”)	Affirmative vote of a majority of the shares of Common Stock represented and voting on the matter.	Abstentions and broker non-votes will have no effect in calculating the votes on this matter.
Proposal 3—Ratification of the appointment of Crowe LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024.	Affirmative vote of a majority of the shares of Common Stock represented and voting on the matter.	Abstentions and broker non-votes will have no effect in calculating the votes on this matter.
Additional information regarding each of these proposals is provided in the section titled “DISCUSSION OF PROPOSALS RECOMMENDED BY THE BOARD OF DIRECTORS” (for Proposals 1 through 3 above).
The following is the Board’s recommendation with respect to each of the proposals to be considered and voted upon at the Meeting:
Proposal	Issue	FOR
Proposal 1	The Board recommends a vote “FOR” the election of all nominees as directors.
Proposal 2	The Board recommends a vote “FOR” the compensation of the Company’s named executive officers.
Proposal 3	The Board recommends a vote “FOR” ratification of the appointment of Crowe LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024.
It is not anticipated that any matters will be presented at the Meeting other than as set forth in the accompanying Notice of the Meeting and this Proxy Statement. If any other matters are presented properly at the Meeting, however, the proxy will be voted by the proxy holders in accordance with the recommendations of the Board or, if no recommendation is given, in their own discretion.
2	2024 Proxy Statement

PROXY STATEMENT
Voting
You may vote by Internet, telephone or by mail, as set forth in the voting instructions or proxy card that is provided to you.
Voting by Internet or Telephone. Voting by Internet or telephone is fast and convenient and your vote is immediately confirmed and tabulated. The Internet and telephone voting procedures are designed to authenticate votes cast by use of a personal identification number which is provided with your voting instructions. These procedures allow shareholders to appoint a proxy to vote their shares and to confirm that their instructions have been properly recorded. If you vote by Internet or telephone, you do not have to mail in a proxy card, but your vote must be received by the voting deadline set forth in your voting instructions.
Voting by Mail. If you wish to vote by mail, you may request a paper copy of these materials which will include a proxy card. If you vote by proxy card, be sure to complete, sign, date and mail your proxy card in the accompanying postage-prepaid envelope by the voting deadline set forth on the proxy card.
If your shares are held by a bank, broker or other nominee, please follow the instructions provided with your proxy materials to determine if Internet or telephone voting is available. If your bank or broker does make Internet or telephone voting available, please follow the voting instructions provided by your bank or broker.
If you vote by Internet or by telephone, you should not return a proxy card.
Revocability of Proxies
Any shareholder who executes and delivers a proxy has the right to revoke it at any time before it is exercised by filing with the Corporate Secretary of the Company an instrument revoking it or a duly executed proxy bearing a later date. A proxy may also be revoked by attending the Meeting and voting virtually in person at the Meeting, or by following the instructions at www.virtualshareholdermeeting.com/CPF2024. Subject to such revocation, all shares represented by a properly executed proxy received in time for the Meeting will be voted by the proxy holders in accordance with the instructions on the proxy. If your shares are held in street name, you should follow the instructions of your broker, bank or nominee regarding the revocation of proxies.
Solicitation of Proxies
This solicitation of proxies is made on behalf of the Board and the Company will bear the costs of the preparation of proxy materials and the solicitation of proxies for the Meeting. It is contemplated that proxies will be solicited principally through the mail, but directors, officers and regular employees of the Company or its subsidiary, Central Pacific Bank (the “Bank”), may solicit proxies personally, by telephone, electronically or by other means of communication. Although there is no formal agreement to do so, the Company may reimburse banks, brokerage houses and other custodians, nominees and fiduciaries for their reasonable expenses in forwarding these proxy materials to beneficial owners. The Company has retained D.F. King & Co., Inc. to assist it in connection with the solicitation of proxies for a fee of approximately $10,000, plus reimbursement of expenses.
3

PROXY STATEMENT
Attending the Meeting
This year’s Meeting will be held virtually, and the Board of Directors and certain members of Company management may log in to the Meeting from remote locations.
How to Participate in the Meeting
Visit www.virtualshareholdermeeting.com/CPF2024. Enter the 16-digit control number included on your Notice Regarding the Availability of Proxy Materials, proxy card, or voting instructions that accompanied your proxy materials. You may begin to log into the meeting platform beginning at 10:45 a.m. Hawaii time on April 25, 2024. The meeting will begin promptly at 11:00 a.m. Hawaii time.

How to Get Help with Technical Difficulties	If you encounter any difficulties accessing the Meeting during the check-in or meeting time, please call the technical support number that will be posted on the Meeting log-in page.
How to Ask Questions at the Meeting
Shareholders will be able to submit questions during the Meeting by logging into www.virtualshareholdermeeting.com/CPF2024, typing a question into the “Ask a Question” field, and clicking “Submit.”

The Company will answer shareholder-submitted questions pertinent to the proposals to be considered and voted upon at the Meeting, and appropriate general questions from shareholders regarding the Company.

The Company will try to answer as many shareholder-submitted questions as time permits that comply with the Meeting rules of conduct posted on the virtual Meeting website. If there are proper questions that comply with the Meeting rules of conduct posted on the virtual Meeting website that cannot be answered during the Meeting due to time constraints, a Company representative will reach out to those shareholders whose questions were not addressed at the Meeting to answer their questions.

Additional Questions	Email Company’s Investor Relations team at investor@cpb.bank.
Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on April 25, 2024.
The Company’s Proxy Statement and Annual Report on Form 10-K for the fiscal year ended December 31, 2023 are available free of charge at https://www.cpb.bank/2024proxy and at https://www.proxyvote.com.
In addition, the Company will provide without charge, upon the written request of any shareholder, a copy of the Company’s Annual Report on Form 10-K including the financial statements and the financial statement schedules, required to be filed with the United States Securities and Exchange Commission (the “SEC”) for the fiscal year ended December 31, 2023. Requests should be directed to Central Pacific Financial Corp., Attn: Investor Relations, P.O. Box 3590, Honolulu, Hawaii 96811 or to https://www.proxyvote.com. The Annual Report on Form 10-K includes a list of exhibits filed with the SEC, but the Annual Report on Form 10-K that we have posted or delivered to you does not include the exhibits. If you wish to receive copies of the exhibits, we will send them to you. Expenses for copying and mailing will be your responsibility. Please call the Corporate Secretary at (808) 544-0500 or write to the address above. The SEC also maintains an Internet site at https://www.sec.gov that contains information and exhibits we file with the SEC.
The Company will also deliver promptly upon written or oral request a separate copy of the Company’s Annual Report on Form 10-K and the Company’s Proxy Statement, to any shareholder who shares an address with other shareholders and where only one set of materials were sent to that address to be shared by all shareholders at that address.
We are furnishing materials to our shareholders primarily via the Internet instead of mailing printed copies of those materials to our shareholders. By doing so, we save costs and reduce the environmental impact of the Meeting. On March 8, 2024, the Company mailed a Notice of Internet Availability of Proxy Materials (“Notice”) to shareholders. The Notice contains instructions about how to access our proxy materials and vote online or by telephone. If you would like to receive a paper copy of our proxy materials, please follow the instructions included in the Notice.
4	2024 Proxy Statement

PROXY STATEMENT
Principal Shareholders
Based on filings made under Section 13(d) and Section 13(g) of the United States Securities Exchange Act of 1934, as amended (the “Exchange Act”), as of February 20, 2024, the following were the only persons known to management of the Company to beneficially own more than five percent of the Company’s outstanding Common Stock:
Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class
BlackRock, Inc.(1) 50 Hudson Yards New York, New York 10001	3,958,769	14.6%
The Vanguard Group(2) 100 Vanguard Blvd. Malvern, Pennsylvania 19355	2,072,389	7.66%
(1)
Pursuant to Schedule 13G/A filed by BlackRock, Inc. with the SEC on January 23, 2024, wherein BlackRock, Inc. reported sole voting power as to 3,897,791 shares of Company Common Stock, and sole dispositive power as to 3,958,769 shares of Company Common Stock.

(2)
Pursuant to Schedule 13G/A filed by The Vanguard Group with the SEC on February 13, 2024, wherein The Vanguard Group reported sole voting power as to 0 shares of Company Common Stock, shared voting power as to 16,250 shares of Company Common Stock, sole dispositive power as to 2,031,681 shares of Company Common Stock, and shared dispositive power as to 40,708 shares of Company Common Stock.

5

PROXY STATEMENT
Security Ownership of Directors, Nominees and Executive Officers
The following table sets forth certain information regarding beneficial ownership of Common Stock by each of the current directors, nominees, and the Named Executive Officers (as defined under “ COMPENSATION DISCUSSION AND ANALYSIS”), as well as all directors and executive officers as a group, as of the close of business on February 20, 2024. Unless otherwise noted, the address of each person is c/o Central Pacific Financial Corp., 220 South King Street, Honolulu, Hawaii 96813.
Name of Beneficial Owner	Amount and Nature of Beneficial Ownership(1)	Percent of Class(2)
Current Directors and Nominees
Earl E. Fry	51,850(3)	*
Jason R. Fujimoto	5,134(4)	*
Jonathan B. Kindred	7,709(5)	*
Paul J. Kosasa	67,863(6)	*
Duane K. Kurisu (not standing for re-election)	30,431(7)	*
Christopher T. Lutes	16,051(8)	*
Arnold D. Martines	56,197(9)	*
A. Catherine Ngo	198,243(10)	*
Robert K.W.H. Nobriga	1,076(11)	*
Saedene K. Ota	1,659(12)	*
Crystal K. Rose	27,469(13)	*
Paul K. Yonamine	92,844(14)	*
Named Executive Officers
Anna M. Hu	18,462(15)	*
Kisan Jo	3,065(16)	*
David S. Morimoto	54,113(17)	*
Diane W. Murakami	3,193(18)	*
All Directors and Current Executive Officers as a Group (16 persons)	617,701	2.3%
*	Less than one percent.
(1)
Except as otherwise noted below, each person has sole voting and investment power with respect to the shares listed. The numbers shown include the shares actually owned as of February 20, 2024 and, in accordance with Rule 13d-3 under the Exchange Act, any shares of Common Stock that the person has the right or will have the right to acquire within 60 days of February 20, 2024.

(2)
In computing the percentage of shares beneficially owned by each person or group of persons named above, any shares which the person (or group) has a right to acquire within 60 days after February 20, 2024 are deemed outstanding for the purpose of computing the percentage of Common Stock beneficially owned by that person (or group) but are not deemed outstanding for the purpose of computing the percentage of shares beneficially owned by any other person.

(3)
50,000 shares of Common Stock are held in the Fry Family Trust of which Mr. Fry and his wife are co-trustees and they share voting and investment power. 1,850 shares of Common Stock are directly held by Mr. Fry. In addition to the shares reported in the table, Mr. Fry’s unfunded book account under the Company’s Directors’ Deferred Compensation Plan is credited with a hypothetical investment in 19,946 shares of Common Stock; Mr. Fry has no ownership rights to any such shares.

(4)	5,134 shares of Common Stock are directly held by Mr. Fujimoto.
(5)	7,709 shares of Common Stock are directly held by Mr. Kindred.
(6)	66,940 shares of Common Stock are directly held by Mr. Kosasa. 923 shares of Common Stock are held jointly by Mr. Kosasa and his wife and they share voting and investment powers.
(7)
30,431 shares of Common Stock are directly held by Mr. Kurisu. In addition to the shares reported in the table, Mr. Kurisu’s unfunded book account under the Company’s Directors’ Deferred Compensation Plan is credited with a hypothetical investment in 1,700 shares of Common Stock; Mr. Kurisu has no ownership rights to any such shares.

(8)	16,051 shares are held jointly by Mr. Lutes and his wife.
6	2024 Proxy Statement

PROXY STATEMENT
(9)
31,946 shares of Common Stock are held jointly by Mr. Martines and his wife and they share voting and investment powers. 13,189 shares of Common Stock are held under Mr. Martines’ account under the Central Pacific Bank 401(k) Retirement Savings Plan. 5,176 shares of Common Stock are held under Mr. Martines’ wife’s account under the Central Pacific Bank 401(k) Retirement Savings Plan. 5,886 shares of Common Stock are held by Central Pacific Bank Foundation of which Mr. Martines is Vice President and a Director.

(10)
180,163 shares of Common Stock are held by Ms. Ngo and her husband in their family trust of which Ms. Ngo and her husband are co-trustees and share voting and investment powers. 9,480 shares of Common Stock are held in Ms. Ngo’s Individual Retirement Account. 2,714 shares of Common Stock are held in Ms. Ngo’s husband’s Individual Retirement Account. 5,886 shares of Common Stock are held by Central Pacific Bank Foundation, of which Ms. Ngo is President and Chair.

(11)	1,076 shares of Common Stock are directly held by Mr. Nobriga.
(12)
1,659 shares of Common Stock are directly held by Ms. Ota. In addition to the shares reported in the table, Ms. Ota’s unfunded book account under the Company’s Directors’ Deferred Compensation Plan is credited with a hypothetical investment in 25,486 shares of Common Stock; Ms. Ota has no ownership rights to any such shares.

(13)
27,175 shares of Common Stock are directly held by Ms. Rose. 64 shares of Common Stock are held jointly by Ms. Rose and her husband and they share voting and investment powers. 230 shares of Common Stock are held by Ms. Rose as trustee of her pension plan. In addition to the shares reported in the table, Ms. Rose’s unfunded book account under the Company’s Directors’ Deferred Compensation Plan is credited with a hypothetical investment in 30,093 shares of Common Stock; Ms. Rose has no ownership rights to any such shares.

(14)
70,066 shares of Common Stock are directly held by Mr. Yonamine. 8,627 shares are held jointly by Mr. Yonamine and his wife and they share voting and investment powers. 8,265 shares of Common Stock are held in Mr. Yonamine’s SEP Plan Individual Retirement Account. 5,886 shares of Common Stock are held by Central Pacific Bank Foundation, of which Mr. Yonamine is Vice President and a Director. In addition to the shares reported in the table, Mr. Yonamine’s unfunded book account under the Company’s Directors’ Deferred Compensation Plan is credited with a hypothetical investment in 4,400 shares of Common Stock; Mr. Yonamine has no ownership rights to any such shares.

(15)	18,462 shares of Common Stock are directly held by Ms. Hu.
(16)	3,065 shares of Common Stock are directly held by Mr. Jo.
(17)
45,059 shares of Common Stock are directly held by Mr. Morimoto. 2,830 shares of Common Stock are held jointly by Mr. Morimoto and his wife and they share voting and investment powers. 338 shares of Common Stock are held under Mr. Morimoto’s account under the Central Pacific Bank 401(k) Retirement Savings Plan. 5,886 shares of Common Stock are held by Central Pacific Bank Foundation, of which Mr. Morimoto is Vice President, Treasurer and a Director.

(18)	3,193 shares of Common Stock are directly held by Ms. Murakami.
Delinquent Section 16(a) Reports
The Company’s directors, executive officers and the beneficial holders of more than 10% of the Common Stock are required to file certain reports with the SEC regarding the amount of and changes in their beneficial ownership of the Company’s Common Stock. Based on its review of copies of those reports, the Company is required to disclose known failures to file required forms, or failures to timely file required reports during the previous year. To the best knowledge of the Company, there were no failures to file or timely file such required reports during year 2023 by any person who was at any time during year 2023 a director, officer, beneficial owner of more than 10% of the Common Stock, or any other persons subject to Section 16 of the Exchange Act with respect to the Company, other than a late Form 4 filing by Director Paul K. Yonamine related to one transaction (a stock sale) in March 2023, and a late Form 4 filing by former Director Christine H.H. Camp related to one transaction (a stock purchase) in May 2023.
7

DIRECTOR BACKGROUND AND EXPERIENCE
The Company currently has 12 directors: Earl E. Fry, Jason R. Fujimoto, Jonathan B. Kindred, Paul J. Kosasa, Duane K. Kurisu, Christopher T. Lutes, Arnold D. Martines, Robert K.W.H. Nobriga, A. Catherine Ngo, Saedene K. Ota, Crystal K. Rose, and Paul K. Yonamine, all of whom, other than Duane K. Kurisu who reached our mandatory retirement age and was not nominated for re-election, are also nominees for directors. The term of all directors expires at the Meeting. Accordingly, there are 11 directors to be elected at the Meeting to serve one-year terms expiring at the 2025 Annual Meeting of Shareholders and until their respective successors are elected and qualified, subject to the earlier of their death, resignation, retirement, disqualification or removal from office.
All nominees have indicated their willingness to serve and unless otherwise instructed, proxies will be voted for all of the nominees. However, in the event that any of them should be unable to serve, the proxy holders named on the proxy cards will vote in their discretion for such persons as the Board may recommend.
There are no family relationships among directors or executive officers of the Company. As of the date hereof and for the past five years, no directorships are held by any director or director nominee with a company with a class of securities registered pursuant to Section 12 of the Exchange Act, or subject to the requirements of Section 15(d) of the Exchange Act or any company registered as an investment company under the Investment Company Act of 1940, except for Director Earl E. Fry, who is a director of Hawaiian Holdings, Inc. (NASDAQ ticker “HA”), and a director of Backblaze Inc. (NASDAQ ticker “BLZE”); Director A. Catherine Ngo, who is a director of Maui Land & Pineapple Company, Inc. (NYSE ticker “MLP”); Director Crystal K. Rose, who is also a director of Hawaiian Holdings, Inc. (NASDAQ ticker “HA”); and Director Paul K. Yonamine, who is a director of Seven & i Holdings, Co., Ltd. (Tokyo Stock Exchange ticker “3382.T”) and was a director of Circlace Co., Ltd. from 2020 to 2023 (Tokyo Stock Exchange ticker “5029.T”).
The election of directors requires a plurality of the votes cast “FOR” the election of the directors by the shares entitled to vote in the election at a meeting at which a quorum is present. Accordingly, the 11 directorships to be filled at the Meeting will be filled by the 11 nominees receiving the highest number of “FOR” votes. There is no cumulative voting in the election of directors.
Proposal 1. ELECTION OF DIRECTORS
Board Recommendation
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ALL 11 NOMINEES.
8	2024 Proxy Statement

DIRECTOR BACKGROUND AND EXPERIENCE
ELECTION OF DIRECTORS
We are pleased to propose 11 director nominees for election this year. We believe that our director nominees possess the requisite diversity, experience, qualifications, skills, and mix of institutional knowledge and fresh perspectives necessary to maintain an effective Board to serve the best interests of the Company and its shareholders. All nominees are incumbent directors and are deemed “independent” except for Arnold D. Martines, who is the current President and Chief Executive Officer of the Company, A. Catherine Ngo who is the former Executive Vice-Chair of the Company, and Paul K. Yonamine who is the former Chairman and Chief Executive Officer of the Company.
Our Board, which currently has 12 members, recognizes the importance of Board refreshment and has added a new independent director in each of 2021 (Jonathan B. Kindred), 2023 (Jason R. Fujimoto), and 2024 (Robert K.W.H. Nobriga). In addition, Colbert M. Matsumoto, one of our longer serving directors reached mandatory retirement age in 2023 and was not nominated for reelection in 2023, after having served 19 years. Chistine H. H. Camp, another of our longer serving directors, resigned in 2024 for personal reasons. Duane K. Kurisu, another of our longer serving directors, was not nominated for re-election in 2024 having reached mandatory retirement age and will be retiring from our Board effective as the Meeting. Our Board has set the number of directors that will constitute our Board, effective as of the Meeting, at 11. Our Governance Committee and Board are committed to maintaining and enhancing our Board’s diversity of backgrounds, experience and skills in an effort to align our Board’s composition with the diverse clients and communities we serve, and our diverse workforce.
OVERVIEW OF BOARD NOMINEES*

Director Nominee Name and Principal Occupation	Age	Director Since	Independent	Public Boards	Committees			
					Audit	Compensation	Governance	Risk
Earl E. Fry Retired Executive Vice President and Chief Financial Officer, Informatica Corporation	65	2005	✓	3	👤 🖩			👤 C
Jason R. Fujimoto President and Chief Executive Officer, Hawaii Planing Mill, Ltd.	43	2023	✓	1	👤 🖩	👤		
Jonathan B. Kindred Retired President and CEO, Morgan Stanley Japan Holdings Co., Ltd.	63	2021	✓	1	👤 C 🖩			
Paul J. Kosasa President and Chief Executive Officer, ABC Stores	66	2002	✓	1			👤 C	
Christopher T. Lutes Chief Strategy Officer, Elevate Credit, Inc.	56	2018	✓	1			👤	
Arnold D. Martines President and Chief Executive Officer, the Company and the Bank	59	2023		1				👤
A. Catherine Ngo Board Chair, the Company and the Bank	63	2015 Ⓒ	✓	2				👤
Robert K.W.H. Nobriga President and Chief Executive Officer, Tradewind Group, Inc.	50	2024	✓	1				👤
Saedene K. Ota President, Sae Design, Inc.	55	2015	✓	1		👤 C		
Crystal K. Rose Partner, Lung Rose Voss & Wagnild	66	2005 Ⓛ	✓	2		👤	👤	
Paul K. Yonamine Chairman Emeritus the Company and the Bank	66	2017		2

* Current director Duane K. Kurisu will retire as of the Meeting and is not listed here, as he was not nominated for re-election. Mr. Kurisu serves on the Compensation Committee and Governance Committee.

9

DIRECTOR BACKGROUND AND EXPERIENCE
Board Nominee Highlights
The below provides information regarding the nominees to our Board, including certain types of knowledge, experience or attributes we believe is possessed by one or more of our director nominees.

* Our Board is committed to gender diversity. Since our 2016 annual meeting our Board has maintained at least 30% female members. Former Director Christine H. H. Camp’s decision to resign in March 2024 was unexpected and for personal reasons. Notwithstanding Ms. Camp’s departure from our Board, we are only slightly under 30% female Board representation which will be the first time this has occurred in the last eight years, and we still have three female members of 11 total Board members (27% female Board members). Our Board intends to get back to having female Board representation of at least 30% by our 2025 annual meeting.
** “Ethnic Diversity” reflects that a director nominee self-identifies as one or more of: Black or African American, Hispanic or Latinx, Asian, Native American or Alaska Native, Native Hawaiian or Pacific Islander, or two or more races or ethnicities.
10	2024 Proxy Statement

DIRECTOR BACKGROUND AND EXPERIENCE

* No directors identify as LGBTQ+ or non-binary, and all directors disclosed demographic background and gender identity.
11

DIRECTOR BACKGROUND AND EXPERIENCE
Board Skills and Expertise
The following table summarizes the specific skills and professional experience of each director nominee that led the Company’s Governance Committee and Board to determine that each such person should serve on the Board.

Board Refreshment

12	2024 Proxy Statement

DIRECTOR BACKGROUND AND EXPERIENCE
DIRECTORS’ AND EXECUTIVE OFFICERS’ INFORMATION
The biographies below describe the business experience (including principal occupation for the past five years), directorships, and qualifications of each of our director nominees, our director who was not renominated since he reached our mandatory retirement age, and our executive officers. All directors and executive officers of the Company are also directors and executive officers of the Bank. In connection with each nominee’s re-election to the Board, the director nominees will also be re-elected to the board of the Bank.
Director Nominees
EARL E. FRY
DIRECTOR SINCE: 2005 AGE: 65 COMMITTEE(S): • Audit • Risk
Mr. Fry is a retired Executive Vice President and Chief Financial Officer of Informatica Corporation (a privately held company that was previously publicly traded on NASDAQ), a company which provides data integration software and services, and which has reported annual revenue in excess of $1 billion. During his tenure as Chief Financial Officer of Informatica Corporation, Mr. Fry effected, among other things, numerous major capital and financial transactions, to include credit lines, equity offerings, convertible rate issuances, stock/bond buyback plans, over 15 technology acquisitions, and he established development and support centers in Bangalore, India, Dublin, Ireland, and Tel Aviv, Israel, and he also established Informatica’s enterprise risk management program. Mr. Fry also previously managed the Global Customer Support and Consulting Services areas of Informatica Corporation representing over half of Informatica’s revenue. Prior to joining Informatica Corporation, Mr. Fry was Chief Financial Officer of Omnicell, Inc. (a publicly traded company listed on NASDAQ) for four years, Chief Financial Officer of C-ATS Software Inc. for two years, Chief Financial Officer of Weitek Corporation for three years, and he also served at other technology companies in various finance and other capacities. Mr. Fry began his professional career at Ernst & Whinney, CPAs (now known as Ernst & Young), where he held the position of Senior Auditor. Mr. Fry was voted Software Chief Financial Officer of the Year by Institutional Investor in 2010, 2011, 2012, 2013 and 2014. Mr. Fry brings extensive finance, public company, and auditing knowledge and experience to the Board and Company.

BACKGROUND:
  •  Director, Audit Committee Chair, and Executive Committee member, Hawaiian Holdings, Inc.
(5/2016—present) (airline)
  •  Director, Backblaze Inc. (8/2021—present) (technology)
  •  Director, Xactly Corporation (9/2005—7/2017) (technology)
  •  Interim Chief Financial Officer, Informatica Corporation (9/2015—1/2016) (technology)
  •  Chief Customer Officer and Executive Vice President, Operations Strategy, Informatica
Corporation (11/2014—8/2015) (technology)

OTHER PUBLIC COMPANY BOARD SERVICE:
  •  Director, Audit Committee Chair, and Executive Committee member, Hawaiian Holdings, Inc.
(5/2016—present) (NASDAQ: HA)
  •  Director and member of Compensation, Audit, and Nominating and Governance Committees,
Backblaze Inc. (8/2021—present) (NASDAQ: BLZE)

OTHER DIRECTORSHIPS AND POSITIONS:
  •  Pacific Asian Center for Entrepreneurship and E-Business (PACE), Shidler College of Business,
Director
  •  Japanese Cultural Center of Kona, Board of Governors
  •  Illuminate Ventures, Advisory Council member

EDUCATION:
  •  Bachelor of Business Administration, University of Hawaii at Manoa, Shidler College of Business
  •  Master of Business Administration, Stanford Graduate School of Business

SKILLS AND EXPERIENCE:
  •  Banking
  •  Business Transformation
  •  Finance/Accounting
  •  International Business
  •  Public Company
  •  Technology/Cybersecurity

13

DIRECTOR BACKGROUND AND EXPERIENCE
JASON R. FUJIMOTO
DIRECTOR SINCE: 2023 AGE: 43 COMMITTEE(S): • Audit • Compensation
Mr. Fujimoto is currently President and Chief Executive Officer of Hawaii Planing Mill, Ltd., doing business as HPM Building Supply (a building supply company headquartered on Hawaii Island with operations on all four major islands and in business for over 100 years), and has served in that capacity since January 2019. Mr. Fujimoto served as Chief Operating Officer of Hawaii Planing Mill, Ltd. from January 2013 to December 2018. Mr. Fujimoto served as Chief Financial Officer of Hawaii Planing Mill, Ltd. from January 2011 to December 2012. Mr. Fujimoto has served on the Board of Directors and Audit Committee of Hawaii Planing Mill, Ltd. since March 2009. Mr. Fujimoto resides on the Island of Hawaii and adds to the Company’s and Bank’s Boards of Directors audit and financial experience, as well as geographic diversity.

BACKGROUND:
  •  President and Chief Executive Officer, Hawaii Planing Mill, Ltd. (1/2019—present) (building supplies)
  •  Chief Operating Officer, Hawaii Planing Mill, Ltd. (1/2013—12/2018) (building supplies)

OTHER DIRECTORSHIPS AND POSITIONS:
  •  Holomua Collective, Director
  •  Kohala Institute dba ‘Iole Stewardship Center, former Chair
  •  Hawaii Public Television Foundation dba PBS Hawaii, former Chair
  •  Hawaii Executive Collaborative, Member
  •  Hawaii Business Roundtable, Member
  •  University of Hawaii at Hilo Chancellor’s Community Advisory Board, Member
  •  U.S. Army Garrison Pohakuloa Training Area Commander’s Advisory Council, Member
  •  Hardware Group Association, Member
  •  DoItBest Eagles Conference, Member
  •  BIG Group, Member

EDUCATION:
  •  Bachelor of Science, Economics, The Wharton School of the University of Pennsylvania, concentrating in Corporate Finance and Strategic Management and minor in Psychology from the University of Pennsylvania College of Arts and Sciences

SKILLS AND EXPERIENCE:
  •  CEO/Business Owner
  •  Finance/Accounting
  •  Hawaii Business

14	2024 Proxy Statement

DIRECTOR BACKGROUND AND EXPERIENCE
JONATHAN B. KINDRED
DIRECTOR SINCE: 2021 AGE: 63 COMMITTEE(S): • Audit (Chair)
Mr. Kindred has over 35 years of global experience in the financial services industry. He currently serves as Managing Member of KR Consulting LLC, a professional services consulting firm as well as Managing Member of KR Farms LLC, both headquartered on Maui. From 1983 to 2019, Mr. Kindred was with Morgan Stanley in a career spanning multiple roles in New York, London, and Tokyo. From 2007 to 2019, he served as President and CEO of Morgan Stanley Japan Holdings Co., Ltd., and Morgan Stanley MUFG Securities Co., Ltd., and as a member of Morgan Stanley’s Management Committee. Mr. Kindred was the Chairman of the International Bankers Association of Japan from 2011 to 2017. He also previously served as a Director of the U.S.-Japan Business Council, a Director of the Japan Society of New York, and a member of the Tokyo Metropolitan Government’s Advisory Panel on Global Financial City Tokyo. We believe his decades of global experience in financial services in markets including Asia, Europe, the Continental United States and Hawaii are a valuable asset to the Company and the Bank.

BACKGROUND:
  •  Managing Member and Consultant, KR Consulting LLC (2/2019—present) (consulting)
  •  Managing Member and Owner, KR Farms LLC (3/2021—present) (agriculture)
  •  President and CEO, Morgan Stanley Japan Holdings Co., Ltd. (10/2007—5/2019) (financial services)
  •  President and CEO, Morgan Stanley MUFG Securities Co., Ltd. (5/2010—5/2019) (financial services)

OTHER DIRECTORSHIPS AND POSITIONS:
  •  Hawaii Contemporary, Director and former Chair

EDUCATION:
  •  Bachelor of Science, Economics, The Wharton School of the University of Pennsylvania

SKILLS AND EXPERIENCE:
  •  Banking
  •  CEO/Business Owner
  •  Finance/Accounting
  •  International Business
  •  Regulatory/Legal

15

DIRECTOR BACKGROUND AND EXPERIENCE
PAUL J. KOSASA
DIRECTOR SINCE: 2002 AGE: 66 COMMITTEE(S): • Governance (Chair) BANK COMMITTEE(S): • Trust
Mr. Kosasa has been President and Chief Executive Officer of MNS, Ltd., doing business as ABC Stores, for the past 25 years, and has been with ABC Stores for over 41 years. In this position he oversees a Hawaii-based retail convenience store operation with a major presence in Waikiki and other tourist locations throughout the Hawaiian Islands, as well as in other locations outside of Hawaii, such as Guam, Saipan, and Las Vegas, Nevada. As President and Chief Executive Officer of a sizable retail store chain which primarily serves the tourist industry, one of the largest industries in Hawaii, Mr. Kosasa provides the Board and Company with significant business and management knowledge and experience in all aspects of a business operation, which includes business strategy and planning, financial management and budgeting, employee compensation and benefits, labor, marketing, advertising, and real estate, among other business expertise. In addition, Mr. Kosasa provides a link and close connection to the Hawaii tourism industry, one of Hawaii’s most profitable economic engines, and provides a valuable source of banking business with respect to Hawaii businesses that support the Hawaii tourism industry, as well as retail customers from outside Hawaii who require or may desire Hawaii banking services.

BACKGROUND:
  •  President and Chief Executive Officer, MNS, Ltd., doing business as ABC Stores
(1999—present) (retail)

OTHER DIRECTORSHIPS AND POSITIONS:
  •  Hawaii Food Industry Association, Advisor
  •  Waikiki Business Improvement District Association, Chairman
  •  Hawaii Symphony Orchestra, Chairman
  •  Japanese American National Museum, Board of Trustees
  •  Hawaii Community Foundation, Board of Governors
  •  Kuakini Health System, Director

EDUCATION:
  •  Bachelor of Science and Engineering, Electrical Engineering, University of Michigan

SKILLS AND EXPERIENCE:
  •  CEO/Business Owner
  •  Hawaii Business
  •  Real Estate
  •  Regulatory/Legal

16	2024 Proxy Statement

DIRECTOR BACKGROUND AND EXPERIENCE
CHRISTOPHER T. LUTES
DIRECTOR SINCE: 2018 AGE: 56 COMMITTEE(S): • Governance BANK COMMITTEE(S): • Trust (Chair)
Mr. Lutes has over 26 years of experience in the financial services industry in executive and chief financial officer capacities. Since August 2021, Mr. Lutes has served as the Chief Strategy Officer of Elevate Credit, Inc., which specializes in tech-enabled online credit solutions. He was previously the Chief Financial Officer of Elevate Credit, Inc. from 2015 to 2021, and Elevate Credit, Inc.’s predecessor company, Think Finance, Inc., from 2007 to 2014. Prior to joining Elevate Credit, Inc., Mr. Lutes was the Chief Financial Officer for Silicon Valley Bank from 1998 to 2001. Mr. Lutes began his career in public accounting with Coopers & Lybrand. Mr. Lutes brings significant knowledge and experience in the technology and financial services sector to the Board.

BACKGROUND:
  •  Chief Strategy Officer, Elevate Credit, Inc. (8/2021—present) (technology/risk management/marketing)
  •  Chief Financial Officer, Elevate Credit, Inc. (1/2015—8/2021) (technology/risk management/marketing)

EDUCATION:
  •  Bachelor of Science, Accounting, Arizona State University

SKILLS AND EXPERIENCE:
  •  Banking
  •  Finance/Accounting
  •  International Business
  •  Public Company

17

DIRECTOR BACKGROUND AND EXPERIENCE
ARNOLD D. MARTINES
DIRECTOR SINCE: 2023 AGE: 59 COMMITTEE(S): • Risk BANK COMMITTEE(S): • Director’s Loan Committee
Mr. Martines was appointed President and Chief Executive Officer of the Company and the Bank, effective January 1, 2023. Mr. Martines has over 28 years of banking experience. Mr. Martines started his banking career in 1995 as an Assistant Branch Manager at Bank of Hawaii. He subsequently took on increasing responsibility in both line and credit management roles for small business, middle market and corporate lending before joining the Bank in February 2004 as Vice President and Portfolio Management Approval Manager where he oversaw commercial and industrial loan approvals for the Bank. Since joining the Bank, Mr. Martines has held various executive leadership positions at the Bank, including President and Chief Operating Officer and Chief Banking Officer.

BACKGROUND:
  •  President and Chief Executive Officer, the Company and the Bank (1/2023—present)
  •  President and Chief Operating Officer, the Company and the Bank (1/2022—12/2022)
  •  Executive Vice President and Chief Banking Officer, the Company and the Bank
(6/2020—12/2021)
  •  Group Executive Vice President, Revenue, the Company and the Bank (5/2019—5/2020)
  •  Executive Vice President, Commercial Markets, the Company and the Bank (9/2016—4/2019)

OTHER DIRECTORSHIPS AND POSITIONS:
  •  Saint Louis School, Trustee
  •  Child & Family Service, Director and former Chair
  •  YMCA of Honolulu, Director

EDUCATION:
  •  University of Hawaii at Manoa
  •  Pacific Coast Banking School at University of Washington

SKILLS AND EXPERIENCE:
  •  Banking
  •  CEO/Business Owner
  •  Hawaii Business
  •  Real Estate

18	2024 Proxy Statement

DIRECTOR BACKGROUND AND EXPERIENCE
A. CATHERINE NGO
Board Chair DIRECTOR SINCE: 2015 AGE: 63 COMMITTEE(S): • Risk
Ms. Ngo was appointed Chair of the Company’s and Bank’s Board effective January 1, 2023. Ms. Ngo joined the Company and the Bank in 2010 and has held various executive roles, including President and Chief Executive Officer. Ms. Ngo is an experienced executive who has served in various capacities in the financial industry during the last 31 years. Prior to joining the Company and the Bank, Ms. Ngo was a founding general partner of Startup Capital Ventures, an early-stage venture capital firm established in 2005, with investments in Silicon Valley and Hawaii, as well as in China. Ngo’s focus as a venture capitalist was on software and services companies in China. Before that, she was Executive Vice President, General Counsel, and Corporate Secretary of Silicon Valley Bank (overseeing risk and operations divisions), and during her tenure there, also served as Chief Operating Officer of Alliant Partners, Silicon Valley Bank’s investment banking subsidiary. Prior to that, Ms. Ngo was in private law practice in Silicon Valley and Dallas.

BACKGROUND:
  •  Board Chair, the Company and the Bank (1/2023—present)
  •  Executive Vice Chair, the Company and the Bank (1/2022—12/2022)
  •  President, the Company, and President and Chief Executive Officer, the Bank
(10/2018—12/2021)
  •  President and Chief Executive Officer, the Company and the Bank (7/2015—9/18)
  •  General Partner, Startup Capital Ventures, L.P. (2005—present) (investment)
  •  Managing Member, SCV Management Co, LLC (2005—present) (investment)

OTHER PUBLIC COMPANY BOARD SERVICE:
  •  Maui Land & Pineapple Company, Inc. – Director (1/2024—present) (NYSE: MLP)

OTHER DIRECTORSHIPS AND POSITIONS:
  •  Federal Reserve Board of Governors Community Depository Institutions Advisory Council
(12th District), Chair
  •  The Queen’s Health System, Director, Finance Committee Chair, Board of Trustees
  •  Hawaii Gas, Director
  •  Hawaii Community Foundation, Board of Governors
  •  Catholic Charities Hawaii, Board of Advisors
  •  Trust for Public Land, Hawaii Advisory Board Member

EDUCATION:
  •  Bachelor of Arts, University of Virginia
  •  J.D., University of Virginia School of Law

SKILLS AND EXPERIENCE:
  •  Banking
  •  CEO/Business Owner
  •  Public Company
  •  Regulatory/Legal

19

DIRECTOR BACKGROUND AND EXPERIENCE
ROBERT K.W.H. NOBRIGA
DIRECTOR SINCE: 2024 AGE: 50 BANK COMMITTEE(S): • Director’s Loan Committee
Mr. Nobriga has more than 30 years of experience in financial services in Hawaii. Mr. Nobriga is currently President and Chief Executive Officer of Tradewind Group, Inc., located in Honolulu, Hawaii, and whose business interests include investments in real estate and in companies across several industries, including insurance and technology. He has served in that capacity since 2018. Nobriga previously held executive leadership roles in both the healthcare and financial services sectors, including serving as Chief Financial Officer of American Savings Bank, a subsidiary of Hawaiian Electric Industries, Inc. (NYSE: HE), Chief Financial Officer of The Queen's Health Systems, Chief Financial Officer of Hawaii National Bank, and Chief Financial and Operations Officer of the University of Hawaii at Manoa John A. Burns School of Medicine. He started his career at Coopers & Lybrand (legacy firm of PricewaterhouseCoopers LLP) providing professional services for clients in Hawaii and California. Mr. Nobriga brings significant knowledge of financial services, insurance, healthcare and technology to the Board.

BACKGROUND:
  •  President and Chief Executive Officer, Tradewind Group, Inc. (2018—present)
(insurance/investment)
  •  Chairman, Atlas Insurance Agency, Inc. (2020—present) (insurance)
  •  Chairman, Century Computers, Inc. (2018—present) (technology)
  •  Chairman, Hoike Networks, Inc. (dba Pacxa) (2018—present) (technology/consulting)
  •  Vice Chairman, Island Insurance Company, Limited (2019—present) (insurance)
  •  Vice Chairman, NMF Insurance, Inc. (dba IC International) (2019—present) (insurance)
  •  Chairman, Tradewind Capital, Inc. (2022—present) (investment/asset management)
  •  Vice President and Director, Tradewind Insurance Company, Limited (2019—present)
(insurance)

OTHER DIRECTORSHIPS AND POSITIONS:
  •  Kamehameha Schools Board of Trustees, Trustee (Kamehameha Schools has an estimated endowment of $14.6 billion in financial assets and real estate as of 6/2023)
  •  Bishop Holdings Corporation, Director
  •  Charles Reed Bishop Trust, Trustee
  •  Haleakala Ranch Corp., Director, Audit Committee Chair, Investment Committee member

EDUCATION:
  •  Bachelor of Business Administration, Accounting, University of Notre Dame
  •  Pacific Coast Banking School at University of Washington

SKILLS AND EXPERIENCE:
  •  Banking
  •  Business Transformation
  •  CEO/Business Owner Experience
  •  Finance/Accounting
  •  Hawaii Business
  •  Public Company
  •  Real Estate
  •  Regulatory/Legal
  •  Technology/Cybersecurity

20	2024 Proxy Statement

DIRECTOR BACKGROUND AND EXPERIENCE
SAEDENE K. OTA
DIRECTOR SINCE: 2015 AGE: 55 COMMITTEE(S): • Compensation (Chair)
Ms. Ota is owner and creative director of Sae Design, Inc., a graphic design and visual marketing agency headquartered on the Island of Maui. In her over 28-year career, Ms. Ota has received numerous design, graphics and marketing rewards and recognition. Ms. Ota resides on the Island of Maui. The Bank has four branches on the Island of Maui and firmly believes it is important to have a director from the Island of Maui, who best understands and can help the Bank connect with residents and businesses on the Island of Maui, and to demonstrate the Bank’s commitment to serving all islands and communities comprising the State of Hawaii. The vast majority of businesses in Hawaii are small and each island has its own unique business markets, needs and communities, and thus having Ms. Ota who is a prominent businessperson and community leader on the Island of Maui, serve on our Company’s Board and Bank’s Board of Directors, provides great insight and perspective in how we can best serve small businesses throughout the State of Hawaii, but also within the Island of Maui. As a community bank serving all the people and islands of Hawaii, we believe it is vital that our Board have experienced and proven businesspeople who reflect and represent all of Hawaii and the diversity of Hawaii. We believe Ms. Ota’s lifetime of experiences and success as a small businessperson, and her substantial marketing knowledge and expertise, add significant value and perspective to our Board.

BACKGROUND:
  •  President, Sae Design, Inc. (dba Sae Design Group) (2007—present) (design and marketing)
  •  President, Maui Thing LLC (2010—2019) (retail)

OTHER DIRECTORSHIPS AND POSITIONS:
  •  Maui Health Foundation, Executive Director
  •  Maui Economic Development Board, Chairperson Emeritus

EDUCATION:
  •  Bachelor of Fine Arts, Graphic Design and Packaging, ArtCenter College of Design
  •  Master of Business Administration, Design Strategy, California College of the Arts

SKILLS AND EXPERIENCE:
  •  Business Transformation
  •  CEO/Business Owner
  •  Hawaii Business

21

DIRECTOR BACKGROUND AND EXPERIENCE
CRYSTAL K. ROSE, J.D.
Lead Independent Director DIRECTOR SINCE: 2005 AGE: 66 COMMITTEE(S): • Compensation • Governance
Ms. Rose is a name partner in the law firm of Lung Rose Voss & Wagnild and has been actively practicing law for 42 years, specializing in the areas of real estate, trust and commercial litigation, commercial real estate transactions, trusts and estates, and construction law. Ms. Rose has been a director of Hawaiian Holdings, Inc. (a publicly traded company listed on NASDAQ, and the parent company of Hawaiian Airlines, Inc.) since June 2006, and serves as Chair of the Compensation Committee, and is a member of the Governance and Nominating Committee of its Board of Directors. Ms. Rose also brings a wealth of legal and real estate knowledge and experience to the Company’s Board and Bank’s Board, and her professional, leadership, and business skills and expertise are well-suited to her serving since June 1, 2014, as the Company’s and the Bank’s Lead Independent Director, and before that, from April 20, 2011 through May 31, 2014, serving as the Company’s and Bank’s Board Chair, and in providing guidance with respect to the Company’s and the Bank’s strategic issues, overall business plans and legal matters.

BACKGROUND:
  •  Partner, Lung Rose Voss & Wagnild (1989—present) (law)
  •  Lead Independent Director, the Company and the Bank (6/2014—present)
  •  Member, Rose Consulting LLC (2021—present) (consulting)

OTHER PUBLIC COMPANY BOARD SERVICE:
  •  Director, Compensation Committee Chair, Governance and Nominating Committee member,
Hawaiian Holdings, Inc. (6/2006—present) (NASDAQ: HA)

OTHER DIRECTORSHIPS AND POSITIONS:
  •  Kamehameha Schools Board of Trustees, Trustee (Kamehameha Schools has an estimated endowment of $14.6 billion in financial assets and real estate as of 6/2023)
  •  Bishop Holdings Corporation, Director
  •  Catholic Charities Hawaii, Board of Advisors
  •  Charles Reed Bishop Trust, Trustee
  •  The Nature Conservancy (Hawaii and Palmyra), Ihupani Advisory Council
  •  Gentry Homes, Ltd, Director

EDUCATION:
  •  Bachelor of Science, Psychology and Sociology, Willamette University
  •  J.D., University of California, Hastings College of Law

SKILLS AND EXPERIENCE:
  •  Hawaii Business
  •  Public Company
  •  Real Estate
  •  Regulatory/Legal

22	2024 Proxy Statement

DIRECTOR BACKGROUND AND EXPERIENCE
PAUL K. YONAMINE
DIRECTOR SINCE: 2017 AGE: 66 BANK COMMITTEE(S): • Director’s Loan Committee (Chair)
Mr. Yonamine was appointed Chairman Emeritus of the Company and the Bank, effective January 1, 2023. Mr. Yonamine joined the Company and the Bank as Chairman and Chief Executive Officer, of the Company, and Executive Chairman of the Bank in 2018. Mr. Yonamine previously served as Non-executive Chairman of GCA Corporation, the largest independent M&A firm in Japan from October 1, 2018 through March 26, 2019, and served as the Executive Chairman of GCA Corporation from June 2017 to September 30, 2018. From January 2015 to March 2017, Mr. Yonamine served as the Country General Manager and President of IBM Japan, Ltd. Mr. Yonamine previously served as President and CEO of Hitachi Consulting Co., Ltd., where he founded the first consulting and solutions business for Hitachi Ltd. He was a senior advisor to the Mayor of the City & County of Honolulu from 2004 to 2006. Mr. Yonamine’s prior experience includes serving as Executive Vice President and Chairman of Asia Pacific, BearingPoint, President of KPMG Consulting in Japan, and Managing Partner of KPMG, LLC – Hawaii Operations. He played a significant role in facilitating the strategic relationships the Bank has established with mid-sized regional banks in Japan. Mr. Yonamine has close ties to Hawaii, as well as an impressive resume in Japan, devoting much of his career to promoting the introduction and globalization of information technologies to Japan corporations. Mr. Yonamine’s experience in both business and accounting in Japan and Hawaii brings a global perspective to the Company.

BACKGROUND:
  •  Chairman Emeritus, the Company and the Bank (1/2023—present)
  •  Chairman and Chief Executive Officer, the Company, and Executive Chairman, the Bank
(10/2018—12/2022)
  •  Non-executive Chairman, GCA Corporation (10/2018—3/2019) (investment banking)
  •  Executive Chairman, GCA Corporation (6/2017—9/2018) (investment banking)
  •  Executive Advisor and Director, IBM Japan, Ltd. (4/2017—6/2017) (technology)

OTHER PUBLIC COMPANY BOARD SERVICE:
  •  Seven & i Holdings Co., Ltd., Japan, Director (12/2020—present) (Tokyo Stock Exchange:
3382.T)
  •  Circlace Inc., Japan, Director (12/2020—6/2023) (Tokyo Stock Exchange: 5029.T)

OTHER DIRECTORSHIPS AND POSITIONS:
  •  Sumitomo Mitsui Banking Corporation, Director
  •  PayPay Corporation, Director, Audit and Supervisory Committee member
  •  U.S.-Japan Council, Board of Councilors Member
  •  Pacific International Center for High Technology Research, Director

EDUCATION:
  •  Bachelor of Science, Accounting, University of San Francisco

SKILLS AND EXPERIENCE:
  •  Banking
  •  Business Transformation
  •  CEO/Business Owner
  •  Finance/Accounting
  •  International Business
  •  Public Company
  •  Technology/Cybersecurity

23

DIRECTOR BACKGROUND AND EXPERIENCE
Director Not Standing for Re-election
DUANE K. KURISU

DIRECTOR SINCE: 2004*
AGE: 70
COMMITTEE(S):
 • Compensation
 • Governance

BANK COMMITTEE(S):
 • Director’s Loan
Committee
* Mr. Kurisu served as a director of the Company from September 2004 to May 2008. On January 25, 2012, Mr. Kurisu was
reappointed to the Board.

Mr. Kurisu owns, manages and/or is involved in numerous and varied businesses and industries in Hawaii including, among others: (i) real estate—investment, ownership and management of office buildings, shopping centers and industrial parks in Hawaii; (ii) media—owner and publisher of a number of Hawaii magazines, newspapers and publications, and radio; (iii) sports—professional baseball; and (iv) food—bakery, restaurants, nutraceuticals. Mr. Kurisu is the Chairman of the Board, Chief Executive Officer and owner of aio, LLC, doing business as aio Group, a holding company for brands focused on Hawaii and the Pacific in the areas of media, sports and food. Mr. Kurisu has brought to the Board business acumen, judgment, background and experience, and his knowledge of the Hawaii market and his relationships and connections within the Hawaii market.

BACKGROUND:
  •  Chairman of the Board and Chief Executive Officer, aio, LLC, doing business as aio Group
(2002—present) (media/sports/food/real estate/investment)

OTHER DIRECTORSHIPS AND POSITIONS:
  •  Hawaii Asia Pacific Association, Director
  •  Claremont McKenna College, Board of Trustees
  •  Punahou School, Board of Trustees
  •  Hawaii Executive Collaborative, President, Secretary

EDUCATION:
  •  Bachelor of Business Administration and Master of Business Administration, University of Hawaii
at Manoa

SKILLS AND EXPERIENCE:
  •  Business Transformation
  •  CEO/Business Owner
  •  Finance/Accounting
  •  Hawaii Business
  •  Real Estate
  •  Regulatory/Legal

24	2024 Proxy Statement

EXECUTIVE OFFICER BACKGROUND AND EXPERIENCE
Set forth below is information concerning the current executive officers of the Company who are not also directors of the Company:
ANNA M. HU

EXECUTIVE OFFICER SINCE: 2023*

AGE: 50
* Ms. Hu also served as an executive officer of the Company from October 1, 2016 to September 30, 2018. Effective January 1, 2023, Ms. Hu was reappointed an executive officer of the Company.

Ms. Hu has served as Executive Vice President, Chief Credit Officer for the Company and the Bank since October 1, 2016. Ms. Hu is responsible for the strategic management of credit risk and oversight of enterprise risk management. Ms. Hu has over 31 years of experience in the financial industry with extensive experience in commercial, commercial real estate, and consumer lending, including credit underwriting and structuring, credit approvals, problem loan workouts, and loan loss reserves. She also has experience in retail branch and in-store banking, and retail collections and recovery.
BACKGROUND:
  •  Executive Vice President, Chief Credit Officer, the Company and the Bank (10/2016—present)

DIRECTORSHIPS AND POSITIONS:
  •  Sacred Hearts Academy, Director
  •  Public Schools of Hawaii Foundation, Trustee
  •  Aloha Council of Boy Scouts of America, Executive Board Member
  •  Risk Management Association Community Bank Council, Member

EDUCATION:
  •  Bachelor of Business Administration, Finance, University of Hawaii at Manoa, Shidler College of
Business
  •  Pacific Coast Banking School at University of Washington

KISAN JO
EXECUTIVE OFFICER SINCE: 2023 AGE: 45
Mr. Jo has served as Executive Vice President, Retail and Wealth Markets, for the Company and the Bank since November 5, 2023. Mr. Jo oversees the Bank’s branch network, call center, wealth management, consumer lending and client experience. Prior to Mr. Jo joining the Bank in January 2022, he served as President of Prince Resorts Hawaii where he was responsible for the Hawaii operations, including the Mauna Kea Beach Hotel and Golf Course, the Westin Hapuna Beach Resort and Golf Course, Prince Waikiki and the Hawaii Prince Golf Club.

BACKGROUND:
  •  Executive Vice President, Retail and Wealth Markets, the Company and the Bank
(11/2023—present)
  •  Executive Vice President, Retail Markets and Operations, the Company and the Bank
(1/2022—11/2023)
  •  President and Director, Prince Resorts Hawaii, Inc., Hawaii Prince Hotel Waikiki LLC, Mauna Kea Resort LLC, Mauna Kea Resort Services LLC, and South Kohala Water Corporation
(4/2018—12/2021) (hospitality)
  •  Vice President, Finance & Administration and Director, Prince Resorts Hawaii, Inc., Hawaii Prince Hotel Waikiki LLC, Mauna Kea Resort LLC, Mauna Kea Resort Services LLC, and South
Kohala Water Corporation (10/2013—3/2018) (hospitality)

DIRECTORSHIPS AND POSITIONS:
  •  Boys and Girls Club of Hawaii, Director
  •  Aloha United Way, Director
  •  Hawaii Lodging and Tourism Association, Director
  •  Hawaii Chapter of the Young Presidents’ Organization, Director and Treasurer

EDUCATION:
  •  Bachelor of Science, Accounting, University of the West Indies
  •  Master of Business Administration, University of Hawaii at Manoa Shidler College of Business

25

EXECUTIVE OFFICER BACKGROUND AND EXPERIENCE
DAVID S. MORIMOTO
EXECUTIVE OFFICER SINCE: 2015 AGE: 56
Mr. Morimoto has served as Senior Executive Vice President of the Company and the Bank since January 1, 2022. Mr. Morimoto has more than 31 years of experience in the banking industry and has extensive experience in effectively working with institutional investors, investment bankers, and financial institution regulators. Mr. Morimoto started his career at the Bank in 1991 and has broad experience in asset/liability and investment portfolio management.

BACKGROUND:
  •  Senior Executive Vice President, Chief Financial Officer, the Company and the Bank
(1/2022—present)
  •  Executive Vice President, Chief Financial Officer, the Company and the Bank (7/2015—12/2021)

DIRECTORSHIPS AND POSITIONS:
  •  Institute for Human Services, Board President and Director
  •  Downtown Athletic Club of Hawaii, Treasurer and Director
  •  Hawaii Asia Pacific Association Leaders, Director

EDUCATION:
  •  Bachelor of Business Administration, Finance, University of Hawaii at Manoa, Shidler College of
Business
  •  Master of Business Administration, Accounting, Chaminade University of Honolulu

DIANE W. MURAKAMI
EXECUTIVE OFFICER SINCE: 2023 AGE: 55
Ms. Murakami has served as Executive Vice President, Commercial Markets, for the Company and the Bank since January 1, 2022. Ms. Murakami oversees Commercial Banking, Business Banking, Corporate Banking, International Banking, and Institutional Deposits and Cash Management for the Bank. Ms. Murakami has over 30 years of experience in the financial industry.

BACKGROUND:
  •  Executive Vice President, Commercial Markets, the Company and the Bank (1/2022—present)
  •  Group Senior Vice President, Division Manager, Commercial Banking, the Company and the
Bank (4/2021—12/2021)
  •  Senior Vice President, Division Manager, Commercial Banking, the Company and the Bank
(3/2020—4/2021)
  •  Senior Vice President, Private Banking Manager, Bank of Hawaii (3/2017—3/2020) (banking)
  •  Senior Vice President, Commercial Banking Center Manager, Bank of Hawaii (1/2013—3/2017)
(banking)

DIRECTORSHIPS AND POSITIONS:
  •  Roman Catholic Diocese of Honolulu, Chair of the Diocesan Finance Council, Chair of the Investment and Loan Committee, and advisor to the Most Reverend Clarence Silva, Bishop of
Honolulu
  •  Chamber of Commerce Hawaii, Director
  •  Catholic Charities Hawaii, Director
  •  Kahala Business Association, Director

EDUCATION:
  •  Bachelor of Business Administration, Finance, Loyola Marymount University
  •  Pacific Coast Banking School at University of Washington

26	2024 Proxy Statement

CORPORATE GOVERNANCE AND BOARD MATTERS
Meetings of the Board of Directors
During the fiscal year ended December 31, 2023, the Board held a total of eight meetings. Each incumbent director attended at least 75% of the total number of the aggregate of the Board meetings and meetings held by all committees of the Board on which he/she served during 2023. The Company expects directors to attend the annual meeting of shareholders. 12 of our 13 then serving directors attended last year’s annual meeting of shareholders.
Director Resignation and Retirement Policies
The Board’s “Director Resignation Policy” provides that at any shareholder meeting at which directors are subject to an uncontested election, any nominee for director who receives a greater number of votes “withheld” from his or her election than votes “for” such election shall tender a letter of resignation to the Board for consideration by the Governance Committee. The Governance Committee shall recommend to the Board the action to be taken with respect to such offer of resignation. The Board shall act promptly with respect to each such letter of resignation and shall notify the director concerned of its decision. Any director who tenders his or her resignation pursuant to this provision shall not participate in the Governance Committee or Board action regarding whether to accept his or her resignation offer.
The Board’s “Corporate Governance Guidelines” provide that a non-employee Director must retire from the Board as of the first annual meeting of shareholders that occurs after the Director attains the age of 70. As a result, such director will not be renominated for election as a director. Mr. Kurisu has turned 70 prior to the Meeting and, accordingly, is not being nominated for re-election to serve as a director at the Meeting.
Director Commitment Policy
The Board’s “Corporate Governance Guidelines” provide that no Director will be permitted to serve on more than two other public company boards in addition to the Company’s Board unless such Director obtains the approval of the Governance Committee.
Board Leadership Structure
The Company’s Board has no policy with respect to the separation of the offices of Chair, President and Chief Executive Officer. It is the Board’s view that rather than having a rigid policy, the Board, with the advice and assistance of its Governance Committee, and upon consideration of all relevant factors and circumstances, will determine, as and when appropriate, whether the offices of Chair, President and Chief Executive Officer should be separate. Since June 1, 2014, Crystal K. Rose has served as Lead Independent Director and as a member of the Governance Committee of the Company’s and the Bank’s Board of Directors. Ms. Rose previously served as Chair of the Board of Directors of the Company and the Bank from April 20, 2011 through May 31, 2014 and Chair of the Governance Committee of the Company’s and the Bank’s Board of Directors from June 1, 2014 through April 1, 2019. A. Catherine Ngo, currently serves as Chair of the Company’s and the Bank’s Board of Directors. Arnold D. Martines currently serves as President and Chief Executive Officer of the Company and the Bank. 9 of the current 12 members of the Company’s and Bank’s Board of Directors are “independent” directors as defined under applicable NYSE guidelines.
As the Board’s former Chair and now as its Lead Independent Director, Ms. Rose previously presided over and once again presides over all meetings of the independent directors in executive sessions, acts as liaison and facilitates communications between the Board and the principal executive officers, and ensures independent Board governance and oversight of management. In addition, all members of the Board’s Audit Committee, Compensation Committee, and Governance Committee are comprised of independent, non-management directors. The Company believes that the current structure ensures sufficient Board independence from management while also optimizing the efficiency and effectiveness of the Board and management in the oversight of the Company and the Bank, and also supports and provides for orderly transition and succession.
The Company is a one-bank holding company, with the Bank being the Company’s only bank subsidiary. The Company was set up as the Bank’s holding company to capitalize on the benefits of a bank holding company structure, including potential tax advantages, ability to engage in stock repurchases, potential flexibility with respect to activities and capital raising. All of the directors on the Company’s Board also serve on the Bank’s Board of Directors. In addition, all of the Company’s directors who serve on the Company’s Audit Committee, Compensation Committee, Governance Committee, and Board Risk Committee also serve on those same board level committees at the Bank.
Director Nomination Process
Director Qualifications. The Governance Committee is responsible for reviewing the qualifications and independence of director nominees in accordance with its charter and the criteria set forth in the Company’s Corporate Governance Guidelines. The general criteria considered include independence, character, diversity, age, skills, financial literacy, experience and other relevant
27

CORPORATE GOVERNANCE AND BOARD MATTERS
considerations in the context of the needs of the Board. Diversity is an important factor in consideration of director nominees. Diversity is viewed in a broad context; we seek Board members from different professions, industries, backgrounds, experiences, cultures, ethnicities, races, gender identities, geographies, and other personal characteristics who can represent Hawaii’s multi-cultural, multi-ethnic, and multi-racial population and community.
Identifying and Evaluating Nominees. The Board seeks to identify candidates for director positions that are best qualified and suited to meet the needs of the Company and to present these candidates for shareholder approval. The Governance Committee will first identify, review, evaluate and recommend to the Board, nominees for director positions. The Board will then vote whether or not to recommend such nominees to the Company’s shareholders for election. In identifying potential director nominees, the Governance Committee will search within the State of Hawaii and may search outside the State of Hawaii for any potential director candidates, and in this regard, may utilize the services of a professional search firm. While the same general criteria set forth above shall be applied in evaluating a candidate’s qualifications, it is difficult to enumerate all of the attributes, skills and qualities that the Governance Committee and/or Board may, at any given point in time, determine, consider and value in evaluating, selecting and recommending director nominees. Accordingly, the Governance Committee and the Board exercise their discretion and consider any circumstances, experiences, attributes, skills, qualities, and factors applicable to any director nominee with the intent and purpose of having the best qualified and suited directors serving on the Board at all times, as well as ensuring that the Board as a whole is diverse and well rounded. The Board may enlist the services of a third-party to conduct a background check or other investigation in order to determine whether a candidate meets any criteria.
The Governance Committee tracks the average director tenure and maintains a record of current director background, skills, experience to identify any gaps on the Board (including diversity gaps), and maintains a list of potential future independent director candidates to maintain a balance of director skills, diversity and tenure on the Board.
Shareholder Nominees. In accordance with the policies set forth in the Company’s Corporate Governance Guidelines and the Company’s Bylaws (as amended), the Governance Committee will consider properly submitted director nominees for election at the 2025 Annual Meeting of Shareholders recommended by shareholders if such recommendations are received in writing not less than 90 calendar days nor more than 120 calendar days prior to the first anniversary date of the annual meeting for the preceding year (such anniversary date, April 25, 2025), and comply with all other applicable requirements set forth in said Corporate Governance Guidelines and Bylaws (as amended). Shareholder recommendations should be addressed to the Company’s Corporate Secretary, P.O. Box 3590, Honolulu, Hawaii 96811. In addition, shareholders may bring nominations directly before an annual meeting by giving timely notice in writing to the Company’s Corporate Secretary within the same 90 to 120 calendar day period prior to the first anniversary date of the annual meeting for the preceding year (such anniversary date, April 25, 2025) and complying with all other applicable requirements set forth in the Company’s Bylaws. In addition to satisfying the foregoing requirements under the Company’s bylaws, to comply with the universal proxy rules, shareholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than February 24, 2025.
28	2024 Proxy Statement

CORPORATE GOVERNANCE AND BOARD MATTERS
COMMITTEES OF OUR BOARD OF DIRECTORS
The Board has four standing committees: Audit Committee, Compensation Committee, Governance Committee, and Risk Committee. All chairs of our four standing committees are independent and appointed annually by the Board upon the recommendation of the Governance Committee. Each chair presides over committee meetings, oversees meeting agendas, serves as a liaison between the committee members and the Board, as well as between committee members and senior management, and works actively and closely with senior management on all committee matters, as appropriate.
Each of the four standing committees meets regularly. The committees, typically through their committee chairs, routinely report their actions to, and discuss their recommendations with, the full Board. In addition, certain committees periodically hold extended meetings dedicated to discussing key strategic matters or other business items that are relevant or subject to the committee’s oversight responsibilities on a more in-depth basis.
The Board has adopted a written charter for each of these committees, which are available, together with other corporate governance documents at: ir.cpb.bank/corporate-overview/corporate-governance. The Audit Committee, Compensation Committee, and Governance Committee of the Board are comprised solely of independent directors. The names of the current members (chairs specifically noted) and highlights of some of the key oversight responsibilities of each Board committee are set forth below.
29

CORPORATE GOVERNANCE AND BOARD MATTERS
Audit Committee
MEMBERS
• Jonathan B. Kindred (Chair)
• Earl E. Fry
• Jason R. Fujimoto
✔ All members of the Audit Committee are “independent” within the meaning of the listing standards of the NYSE and the rules of the SEC

 The Board has also determined that (i) each member of the Audit Committee is financially literate; (ii) each member of the Audit Committee has accounting or related financial management expertise, as such qualification is defined under the rules of the NYSE; and (iii) Earl E. Fry, Jason R. Fujimoto, and Jonathan B. Kindred are each an “audit committee financial expert” within the meaning of the rules of the SEC.

CHARTER

The Audit Committee operates under a written charter adopted by the Board that sets out its duties and responsibilities. The charter is available on the Company’s website (www.cpb.bank).
Audit Committee
Meetings in 2023: 7
Includes 5 private sessions with independent auditors,
5 private sessions with internal audit and credit review,
4 private sessions with executive management, and
3 executive sessions

OVERVIEW The Audit Committee’s purpose is to assist the Board in overseeing various accounting, auditing, internal control, risk management, legal and regulatory matters of the Company.

RESPONSIBILITIES
The Audit Committee is responsible to:
• assist the Board in its oversight of:
  ○ the integrity of the Company’s financial statements
  ○ the Company’s compliance with legal and regulatory requirements
  ○ the Company’s independent auditors’ qualifications and independence
  ○ the performance of the Company’s internal audit function and independent auditors
• decide whether to appoint, retain or terminate the Company’s independent auditors and to pre-approve all audit, audit-related and other services, if any, to be provided by the independent auditors
• review and evaluate all related party transactions that are material to the financial statements pursuant to the Company’s Policy Regarding Transactions with Related
Persons
• determine conflicts of interest pursuant to the Company’s Code of Conduct & Ethics and pursuant to its Code of Conduct & Ethics for Senior Financial Officers

QUALIFICATION Pursuant to the Audit Committee Charter, the Audit Committee will have at least three members, who are independent and meet all other requirements of the Audit Committee Charter.
AUDIT COMMITTEE REPORT The Audit Committee Report is on page 41 of this Proxy Statement under the subheading “REPORT OF THE AUDIT COMMITTEE.”

OTHER COMPANY AUDIT COMMITTEES
Neither Mr. Fujimoto nor Mr. Kindred serves on the audit committee of any other publicly registered company. Mr. Fry serves on the audit committees of two other publicly registered companies: Hawaiian Holdings Inc. and Backblaze Inc.

30	2024 Proxy Statement

CORPORATE GOVERNANCE AND BOARD MATTERS
Compensation Committee
MEMBERS
• Saedene K. Ota (Chair)
• Jason R. Fujimoto
• Duane K. Kurisu (retiring as of
Meeting)
• Crystal K. Rose
✔ All members of the Compensation Committee are “independent” within the meaning of the listing standards of the NYSE, and each member is a “non-employee director” within the meaning of Rule 16b-3 of the Exchange Act.

CHARTER

The Compensation Committee operates under a written charter adopted by the Board that sets out its duties and responsibilities. The charter is available on the Company’s website (www.cpb.bank).
Compensation Committee	Meetings in 2023: 5
OVERVIEW The Compensation Committee’s primary purpose is to assist the Board in discharging the Board’s responsibilities relating to compensation of the Company’s executive officers.

RESPONSIBILITIES
The Compensation Committee is responsible to:
• assist the Board in discharging the Board’s responsibilities relating to compensation of the Company’s executive officers by evaluating and recommending to the Board the approval of executive officers’ benefits, bonuses, incentive compensation, severance, equity-based or other compensation plans, policies and programs of the Company
• provide all required disclosures on executive compensation for inclusion in the
Company’s Proxy Statement
• provide risk management of the Company’s compliance with any laws, rules and regulations applicable to compensation practices, plans and programs, and ensure that compensation is not structured in a way which will encourage unnecessary or excessive risk taking
The functions of the Compensation Committee are further described in “COMPENSATION DISCUSSION AND ANALYSIS” below.

QUALIFICATION Pursuant to the Compensation Committee Charter, all members of the Compensation Committee must be independent and meet all other requirements of the Compensation Committee Charter.
COMPENSATION COMMITTEE REPORT The Compensation Committee Report is on page 46 of this Proxy Statement under the subheading “COMPENSATION COMMITTEE REPORT.”

Interaction with Consultants
From time-to-time, the Compensation Committee seeks advice from outside experts in the compensation field. The Compensation Committee has historically engaged a compensation consultant to provide input on both Board and executive compensation issues. In 2023 the Committee retained Pay Governance LLC (“Pay Governance”). Pay Governance is an independent firm that serves as a trusted advisor on executive compensation matters to boards and compensation committees.
In 2023, Pay Governance was engaged directly by the Compensation Committee and reported directly to the Compensation Committee for its services in this capacity. The Compensation Committee discusses, reviews, and approves all consulting projects performed by Pay Governance and periodically reviews the relationship with Pay Governance, and considers competitive proposals from other firms.
The Compensation Committee considered the independence of Pay Governance in light of SEC rules and NYSE listing standards. The Compensation Committee requested and received reports from Pay Governance addressing its independence and the independence of its consultants, including the following factors: (1) other services provided to the Company by Pay Governance (none); (2) fees paid by the Company as a percentage of Pay Governance’s total revenue; (3) policies or procedures maintained by Pay Governance that are designed to prevent a conflict of interest; (4) any business or personal relationships between Pay Governance and a member of the Compensation Committee (none); (5) any Company Common Stock owned by Pay Governance (none); and (6) any business or personal relationships between our executive officers and Pay Governance (none). The Compensation Committee discussed these considerations as well as other considerations and concluded that the work performed by Pay Governance and its consultants, involved in the engagement did not raise any conflict of interest.
31

CORPORATE GOVERNANCE AND BOARD MATTERS
Governance Committee
MEMBERS
• Paul J. Kosasa (Chair)
• Crystal K. Rose
• Christopher T. Lutes
• Duane K. Kurisu (retiring as of
Meeting)
✔All members of the Compensation Committee are “independent” within the meaning of the listing standards of the NYSE.

CHARTER

The Governance Committee operates under a written charter adopted by the Board that sets out its duties and responsibilities. The charter and the Company’s Corporate Governance Guidelines are available on the Company’s website (www.cpb.bank).
Governance Committee	Meetings in 2023: 4

OVERVIEW
The Governance Committee’s purpose is to assist the Board in promoting the best interests of the Company and its shareholders through the implementation of sound corporate governance principles and practices.

RESPONSIBILITIES
The Governance Committee is responsible for promoting the best interests of the Company and its shareholders through the implementation of sound corporate governance principles and practices, including:
• identifying individuals qualified to become Board members, recommending nominees for directors of the Company
• reviewing the qualifications and independence of the members of the Board and its committees
• reviewing and monitoring the Company’s Corporate Governance Guidelines
• monitoring the Board’s and the Company’s compliance regarding changes in corporate governance practices and laws
• leading the Board in its annual review of the performance of the Board

QUALIFICATION Pursuant to the Governance Committee Charter, all members of the Governance Committee must be independent and meet all other requirements of the Governance Committee Charter.

32	2024 Proxy Statement

CORPORATE GOVERNANCE AND BOARD MATTERS
Board Risk Committee
MEMBERS
• Earl E. Fry (Chair)
• Arnold D. Martines
• A. Catherine Ngo
• Robert K.W.H. Nobriga

CHARTER

The Board Risk Committee operates under a written charter adopted by the Board that sets out its duties and responsibilities. The charter is available on the Company’s website (www.cpb.bank).
Board Risk Committee	Meetings in 2023: 5
OVERVIEW The Board Risk Committee’s purpose is to assist the Board in overseeing the Company’s management of significant risks relating to the Company’s business and operations.

RESPONSIBILITIES
The Board Risk Committee assists the Board in overseeing the Company’s identification, assessment, measurement, monitoring, and controlling of material risks relating to the Company’s business and operations. Risk areas include regulatory compliance, Bank Secrecy Act, anti-money laundering, Office of Foreign Assets Control, operational (including but not limited to information technology, information/cyber security, fraud, business continuity, third-party vendor management, Banking-as-a-Service (including financial technology companies), legal, model risk), strategic, reputational, environmental, social, governance (ESG), enterprise risk management (ERM), and emerging risks.

QUALIFICATION Pursuant to the Board Risk Committee Charter, the Board Risk Committee will have at least three members.

33

CORPORATE GOVERNANCE AND BOARD MATTERS
Board Oversight of Risk Management
The Board oversees various risks of the Company and the Bank at both the Board level and through Board Committees where risk pertains to a particular committee responsibility. The Board oversees the Company’s and the Bank’s risk management as applied to major new initiatives and with respect to ongoing business operations and activities. The Chief Executive Officer and other executive officers, with the Board’s approval, sets the Company’s and the Bank’s overall risk appetite, which is incorporated within the Company’s and the Bank’s Strategic Plan and guidesdecision-making. The Board and Board Committees are kept informed of the Company’s and the Bank’s business and risk profile through various reports provided to them on a regular basis at Board and Committee meetings by the Company’s and the Bank’s executive officers and other leadership.
Board of Directors

The Board is ultimately responsible for overseeing the Company’s risk management processes.
The Board reviews and approves the Company’s and Bank’s strategic plan, business plan, and annual budget and reviews and/or approves all major initiatives and undertakings to ensure they are strategically supportable and offer a sufficient return without an unacceptable level of risk.

Committees
Audit Committee	Compensation Committee

The Company’s and the Bank’s Audit Committee performs the customary risk oversight functions of an audit committee, which includes overseeing:
  •  accounting
  •  Internal and external audits
  •  internal controls
  •  legal and regulatory matters and risks
  •  financial reporting
  •  financial risk

The Company’s and the Bank’s Compensation Committee performs the customary risk oversight functions of a compensation committee, which includes:
  •  overseeing compliance with any laws, rules and regulations applicable to the Company’s and Bank’s compensation practices, plans and programs
  •  ensuring that executive compensation is not structured in a way which will encourage unnecessary or excessive risk taking

Governance Committee	Board Risk Committee

The Company’s and the Bank’s Governance Committee performs the required and customary risk oversight functions of a governance committee, including overseeing risks associated with:
  •  the Company’s and Bank’s governance practices
  •  the independence of the Board
  •  the leadership structure of the Board and Board Committees
  •  the leadership structure of the Company and the Bank

The Company’s and the Bank’s Board Risk Committee oversees the Company’s management of significant risks relating to the Company’s business and operations, including but not limited to risks associated with:
  •  regulatory compliance
  •  Bank Secrecy Act, anti-money laundering, and the Office of Foreign Assets Control
  •  information technology
  •  information/cyber security
  •  fraud
  •  business continuity
  •  third-party vendor management,
  •  Banking-as-a-Service (including financial technology companies)
  •  environmental, social, governance (ESG),
  •  enterprise risk management (ERM)

Bank Directors’ Loan Committee	Bank’s Board Trust Committee
The Bank Directors’ Loan Committee oversees the Bank’s credits/loans, asset quality, and credit risk.	The Bank’s Board Trust Committee oversees the Bank’s trust business/activities and fiduciary risk.

Management Accountability for Risk Management

The Company’s and the Bank’s Chief Executive Officer is ultimately responsible to the Board for managing business risks, including implementing the Company’s and Bank’s strategic plan and business plan, as approved by the Board.
The Company’s and the Bank’s senior management are responsible for day-to-day risk management. This includes:
  •   A Management Risk Committee reporting to the Board Risk Committee chaired by the Bank’s Chief Credit Officer, the purpose of which is to ensure the risks associated with the Bank’s business, operations and activities are identified, measured, managed, monitored, and reported in alignment with the Bank’s risk appetite, consistent with appropriate risk/reward returns, and in support of the Bank’s strategic and business objectives;
  •  Company and Bank leadership giving regular reports to the Board and the Board Risk Committee on the operation and effectiveness of the enterprise risk management program, the top and emerging risks to the Company’s and the Bank’s business, and the controls and other mitigating factors utilized to manage those risks;
  •  Giving regular reports to the Board and its committees on the issues and risks overseen by each committee;
  •  The departments of the Company and the Bank (including but not limited to enterprise risk management, information technology, information security, human resources, legal, compliance, credit administration, finance, and fraud) monitoring compliance with Company and Bank-wide policies and procedures and day-to-day risk management; and
  •  The Company’s and the Bank’s internal audit function performing independent testing of the effectiveness of the Company’s and the Bank’s internal controls.

34	2024 Proxy Statement

CORPORATE GOVERNANCE AND BOARD MATTERS
Cyber Risk
Cyber security is an important component of the Company’s risk management approach. As a bank holding company, the Company is committed to safeguarding the confidentiality and integrity of the sensitive data we handle. The Company maintains a formal and comprehensive information security program that protects the confidentiality, integrity, and availability of the Company’s information assets including information technology systems, and confidential and customer information. The information security program includes a threat intelligence program, third-party risk assessments, a formal incident response program, mandatory trainings of employees and independent contractors, reviews of vendors who handle sensitive information, policies and procedures, and annual audits. The Board Risk Committee is primarily responsible for oversight of cyber/information security. The Board reviews and approves the Company’s information security program at least annually, and the Board Risk Committee receives regular updates from the Company’s Chief Information Security Officer/Chief Technology Officer regarding cyber/information security matters, including the Company’s cyber security posture, program efficacy, program efforts, key trends affecting cyber/information security matters, and the relevant risks posed to the Company. Three directors, one of whom is on the Board Risk Committee, have technology expertise and experience. At the management level, the Company’s Chief Information Security Officer/Chief Technology Officer is a member of the Management Risk Committee. The Management Risk Committee oversees information/cyber security risks at the Bank level to ensure that these risks are identified, measured, managed, monitored, and reported in alignment with the Bank’s risk appetite, consistent with appropriate risk/reward returns, and in support of the Bank’s strategic and business objectives. In 2023, the Bank’s Board established a Board Cyber Incident Response Committee, which is an ad hoc committee that will represent the Board to work with and advise management in the event of a cyber incident which requires immediate attention and where time is of the essence and has or could have a material impact on the Bank.
35

CORPORATE GOVERNANCE AND BOARD MATTERS
ADDITIONAL CORPORATE GOVERNANCE MATTERS
Director Independence and Relationships
The Board has determined, in accordance with our Standards Regarding Director Independence, that all directors and nominees are “independent” within the meaning of the rules of the NYSE, except for Directors Arnold D. Martines, Paul K. Yonamine, and A. Catherine Ngo. Director Arnold D. Martines is currently serving as the President and Chief Executive Officer of the Company and the Bank and is thus non-independent. Directors Paul K. Yonamine and A. Catherine Ngo both ceased serving as executive officers of the Company and the Bank effective January 1, 2023, however they remain classified as non-independent under NYSE rules because three years have not yet elapsed from their having been employed by the Bank. Director Paul K. Yonamine previously served as Chairman and Chief Executive Officer of the Company and Executive Chairman of the Bank. Director A. Catherine Ngo previously served as Executive Vice Chair of the Company and the Bank. All of the directors and nominees (other than Mr. Martines, Ms. Ngo and Mr. Yonamine) are non-employees. The Audit Committee, Compensation Committee, and Governance Committee of the Board are comprised solely of independent directors.
With respect to those directors who were determined independent by the Board, the following transactions, relationships and arrangements were considered by the Board in its determination of a director’s independence, including with respect to service on the Board’s committees, and none were found to adversely impact an independence determination.
Independent directors either directly and/or indirectly through companies in which they have a business interest or affiliation, or through members of their immediate families, maintain banking relationships (including deposits and/or loans) with the Bank in the ordinary course of business.
The Bank and Central Pacific Bank Foundation made charitable contributions to entities affiliated with our independent directors. The indirect interest of the independent director in the charitable contribution was found to be immaterial and in amounts that do not impair the independence of the relevant director under our Standards Regarding Director Independence and the NYSE’s corporate governance listing standards. In 2023, the Company did not pay to any charitable or non-profit organization in which one of our directors serves on that organization’s board, any amount in excess of the greater of $1,000,000 or 2% of the recipient’s gross revenues. The aggregate amount of these donations in 2023 was less than $200,000.
During 2023, the following independent directors and nominees served on boards and as officers of companies that either directly or indirectly had business relationships with the Bank in the ordinary course of the Bank’s business, in which the directors had no involvement and which were on no more favorable terms than for other similarly situated matters: Paul J. Kosasa, Duane K. Kurisu, Christopher T. Lutes, and Robert K.W.H. Nobriga. All amounts involved were less than 1% of the annual gross revenue of each of the Company and the other entity involved, and none of the services involved were professional, consulting or advisory services.
Company director Paul J. Kosasa is President and Chief Executive Officer of ABC Stores. ABC Stores has over 70 retail convenience stores in Waikiki and other tourist locations in Hawaii, Guam, Saipan and Las Vegas, Nevada. In 2023, the Bank paid a total of $25,380 to place eight ATMs in eight ABC Stores located in prime tourist locations in Hawaii. This arrangement is beneficial to both ABC Stores (provides ABC Stores’ customers with convenient in-store ATM access) and the Bank (Bank receives ATM fee revenue) but is a very small dollar transaction in relation to ABC Stores’ business (ABC Stores has more than 70 stores) and the Bank’s business (Bank has 58 ATMs). Mr. Kosasa had no involvement with the Bank’s ATM contracts with ABC Stores, such contracts do not have any material financial impact on either ABC Stores or the Company, such contracts are not for professional, consulting or advisory services, and such contracts are based on market terms and not made on favorable or preferential terms. In addition, in 2023, we purchased $600 worth of gift cards from ABC Stores for a marketing promotional giveaway.
Company director Duane K. Kurisu owns PacificBasin Communications LLC which publishes Hawaii Business and Honolulu magazines in Hawaii and owns Blow Up LLC which operates a number of radio stations in Hawaii. In 2023, the Bank paid $99,255 for advertising (print and radio) of the Bank’s brand, products and services in, and sponsorship of business events by, PacificBasin Communications, LLC and Blow Up LLC. These companies were used due to their superior quality and reach throughout Hawaii and given limited alternatives in Hawaii’s very small and geographically isolated island market. Mr. Kurisu had no involvement with the Bank’s engagement of the aforementioned services, the cost of such services does not have any material financial impact on the Bank or Mr. Kurisu’s aforementioned companies, such services are not for professional, consulting or advisory services, and such services were contracted for on market terms and not made on favorable or preferential terms.
Director Christopher T. Lutes is Chief Strategy Officer of Elevate Credit Inc. (“Elevate”). In 2022, our Board classified Mr. Lutes as non-independent due to Elevate, our Company, and other third parties, investing in 2022 in a startup fintech, Swell Financial Inc. (“Swell”), and our Company, Swell and Elevate entering into a business arrangement under which the Bank would use Swell’s digital platform (and in connection therewith use Elevate’s lending services) to offer a consumer deposit product and line of credit product. However, our Board has now classified Mr. Lutes as independent given the foregoing business arrangement did not significantly materialize and has ended. In mid-2023, due to a variety of adverse factors affecting Swell’s business and its strategy, our Company decided to exit the business arrangement with Swell and Elevate. In connection with such exit: Swell repurchased our Swell stock for the same amount of
36	2024 Proxy Statement

CORPORATE GOVERNANCE AND BOARD MATTERS
our initial investment; we terminated our business arrangement with Swell and Elevate; we closed all of our customer accounts which had been opened using the Swell digital platform, and our director Paul K. Yonamine (who had been serving on Swell’s Board of Directors) resigned from Swell’s Board. In connection with our exit from Swell and Elevate, we also secured the right to use Swell’s technology for no payment/fee, and we secured an agreement that should Swell use its digital platform in the future for new products, Swell will pay our Company a fee subject to certain limits and conditions, the most significant being that Swell has no obligation to use its digital platform in which case no fee would be due to our Company. In 2023, prior to our termination of our business arrangement with Swell and Elevate, our Company paid Elevate $125 for use of Elevate’s technology and Elevate paid our Company $14,960 for contractual obligations respecting the Swell credit product, pursuant to contracts under the then/former business arrangement. The aforementioned business arrangement and related contracts did not have any material financial impact on our Company or Elevate, and was not for professional, consulting or advisory services.
Company Director Robert K.W.H. Nobriga is President and Chief Executive Officer of Tradewind Group, Inc. (“Tradewind”). Atlas Insurance Agency, Inc. (“Atlas”), Island Insurance Company, Limited (“Island Insurance”), Tradewind Insurance Company, Limited (“Tradewind Insurance”), and Hoike Networks, Inc. (“Hoike”) are all subsidiaries of Tradewind. Mr. Nobriga is Chairman of the Board of Directors of Atlas and Hoike, Vice Chairman of the Board of Directors of Island Insurance, and a director on the Board of Directors of Tradewind Insurance. In 2023, Atlas provided insurance agency services to the Company and received $138,956 in commissions (based on premiums for the Company’s corporate insurance policies with third-party insurance carriers totaling $1,575,960, of which the Company paid $2,970 and $178,354 to Island Insurance and Tradewind Insurance, respectively.) Hoike provided certain information technology technical support services, and third-party software, services and equipment, to the Company and received $406,690 (based on a total payment to Hoike of $1,966,617, which total includes $1,559,927 of passthrough costs to unrelated third parties for software licensing, cloud storage, and website hosting.) Mr. Nobriga is an employee of Tradewind and does not have any ownership in any of the aforementioned companies. The Company has been a customer of Atlas since 2000 and Atlas which was founded in 1929 is the largest insurance agency in Hawaii. The Company has engaged the aforementioned companies for many years due to their superior quality and value and given limited alternatives in Hawaii’s very small and geographically isolated island market. Mr. Nobriga had no involvement respecting the Company’s procurement of any of the aforementioned products and services, the cost of such products and services does not have any material financial impact on the Company or the other aforementioned companies, such products and services are not for professional, consulting or advisory services, such products and services were contracted for on market terms and not made on favorable or preferential terms, and the amounts do not exceed $1,000,000 and do not exceed 1% of the consolidated gross revenues of Tradewind.
Certain Relationships and Related Transactions
Ms. Thuy Nguyen-Martines, the wife of Company President and Chief Executive Officer, director and director nominee, Mr. Arnold Martines, was employed by the Bank from 2003 until March 31, 2023 and held the position of Senior Vice President and Senior Private Banking Manager, a non-executive officer position. During the period in 2023 (January 1, 2023 to March 31, 2023) when Ms. Nguyen-Martines was employed by the Bank, Ms. Nguyen-Martines’ total compensation, including salary, bonus, equity awards and other benefits, totaled approximately $51,000. During her employment with the Bank, Ms. Nguyen-Martines participated in the Company’s general benefit plans available to all similarly situated employees. Her compensation was commensurate with that of her peers and Mr. Martines did not have input into Ms. Nguyen-Martines’ compensation.
See also “Director Independence and Relationships” for additional information regarding certain relationships and related transactions.
Loans to Related Persons
The Bank, which is a wholly owned subsidiary of the Company, has made loans to directors and executive officers, their immediate family members, and companies in which they or their immediate family members have an interest, in the ordinary course of its business as a bank. These loans were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable loans with persons not related to the Bank and do not involve more than the normal risk of collectability or present other unfavorable features. As of the date of this Proxy Statement, all of these loans are pass-rated loans.
Policy Regarding Transactions with Related Persons
The Company has a Board approved written policy (“Policy Regarding Transactions with Related Persons”) which sets forth the process and procedures for the review, approval, ratification and disclosure of any transactions with a related person (“transaction” and “related person” being as defined by Item 404 of SEC Regulation S-K). Loans subject to the lending restrictions set forth in Federal Reserve Board Regulation O are reviewed by the Bank’s Board Directors’ Loan Committee and approved by the Bank’s Board. All other loans to related persons are reviewed by the Bank’s Board Directors’ Loan Committee and reported to the Audit Committee when up for credit approval or renewal. All other transactions with related persons are reviewed by the Company’s Audit Committee. Each director and executive officer is required to report to the Company transactions with the Company in which they have an interest.
37

CORPORATE GOVERNANCE AND BOARD MATTERS
Code of Conduct & Ethics and Complaint Policy
The Company is committed to promoting and fostering ethical conduct and sound corporate governance principles. The Company has a Code of Conduct & Ethics (the “Code”) applicable to all employees, officers and directors of the Company. In addition, the Company also has a supplemental Code of Conduct & Ethics for Senior Financial Officers, which is applicable to the Chief Executive Officer, President, Chief Financial Officer, Controller, any other principal financial officer or principal accounting officer and any other person fulfilling and/or performing any similar role, function or capacity. Both of the aforementioned Codes of Conduct & Ethics are available on the Company’s website (www.cpb.bank) and Company employees annually certify that they have read and understand the Code or codes applicable to them. The Code provides standards of conduct and ethics in order to preserve, promote and foster the highest ethical conduct among all employees, officers and directors of the Company, and addresses conflicts of interest, corporate opportunities, honesty and integrity, securities trading, fair dealing, diversity and inclusion, confidentiality, protection and proper use of Company assets, and encourages the reporting of any suspected violation of the Code through robust reporting protocols and whistleblower protections. The Company also maintains a strong whistleblower and anti-retaliation policy and encourages reporting in accordance with the Company’s Complaint Policy available on the Company’s website (www.cpb.bank), which provides several designated channels, including to the Company’s Human Resources Manager, Director of Internal Audit and Credit Review, Chief Legal Officer, Chief Executive Officer, President or Board of Directors, or through a third-party hosted anonymous alert line. A waiver or amendment of any provision of the Code or supplemental Code of Conduct & Ethics for Senior Financial Officers may be made only by the Board. Any amendment or waiver of the supplemental Code of Conduct & Ethics for Senior Financial Officers will be posted on the Company’s website (www.cpb.bank) within four business days of such amendment or waiver, as the case may be. In addition, the Bank has a Sexual Harassment & Other Forms of Harassment Policy which specifically addresses sexual harassment, other forms of harassment, investigation procedures, discipline, confidentiality, and prohibition of retaliation.
Policy Prohibiting Hedging and Limiting Pledging of Company Stock
The Company’s Company Stock Trading Policy prohibits directors and employees (including executive officers) from hedging the risk associated with the ownership of the Company’s stock. This prohibition would include any purchase of financial instruments (including put or call options or any other derivative instruments) which function as a hedge on the Company’s stock. The Company’s Company Stock Trading Policy also prohibits directors and executive officers from pledging transactions involving the Company’s stock as collateral, including the use of a traditional margin account with a broker-dealer, without the prior consent of the Company’s Chairman or President.
Shareholder Engagement
Our management team regularly attends investor conferences and meets with our investors and investor prospects throughout the year. Since our last annual meeting, our management team attended the Raymond James bank conference in Chicago in September 2023, and also met with investors and prospective investors in New York, Boston and Los Angeles in September 2023. In November 2023, our management team met with investors and investor prospects virtually. Meetings with investors and investor prospects totaled 25 and 19, respectively. Topics discussed focused on the Company’s business and management, and the Hawaii economy.
Shareholders and other interested parties who wish to communicate with us on these or other matters may contact us electronically at legal@cpb.bank or by mail at Legal Department, Central Pacific Financial Corp., 220 South King Street, Honolulu, Hawaii 96813.
Communications with the Board and its Committees
Shareholders of the Company and others may send written communications directly to the Board, addressed to: Board of Directors of Central Pacific Financial Corp., 220 South King Street, 22nd Floor, Honolulu, Hawaii 96813. Any such communication may be directed to the attention of the Chair of the Board or the Chair of any Board Committee (such as, for example, the Chair of the Audit Committee or the Chair of the Governance Committee) or to the Lead Independent Director or to the non-management or independent directors. Shareholders and others sending such communications should include the following in their written communication: (a) such shareholder(s) and others should identify himself/herself/itself/themselves, and if a shareholder, provide reasonably satisfactory proof of their ownership of the Company’s Common Stock; (b) such shareholder(s) and others should state in reasonable detail and communicate with reasonable clarity and specificity their issue or concern; and (c) such shareholder(s) and others should include their contact information (at a minimum, phone number and address). Shareholders and others who wish to communicate anonymously with the Board or any group of the Board should refer to the Company’s Complaint Policy available on the Company’s website (https://ir.cpb.bank/corporate-overview/corporate-governance/default.aspx). However, nothing that is stated in this paragraph shall override any requirements imposed on any shareholder communications under the Company’s Articles of Incorporation (as amended) or Bylaws (as amended) or other governing documents or by any law, rule or regulation.
38	2024 Proxy Statement

ENVIRONMENTAL, SOCIAL AND GOVERNANCE (ESG)
We believe that a commitment to sound corporate governance practices, including social, environmental, and economic responsibility, is important to the Bank’s success. As such, we are committed to integrating ESG considerations into our business practices and operations. Our priority is to mitigate risk and improve performance, while optimizing the positive impact on our business, society and the environment.
2023 ESG Highlights
Below are selected highlights of our ESG efforts in 2023. For more details regarding our commitment to ESG, you may visit the “Corporate Social Responsibility” tab of our “Investor Relations” page at www.cpb.bank and our forthcoming 2023 Caring for our ‘Aina and People Report, which you will find on that page upon its publication in April 2024.
SBA Loans Named SBA Lender of the Year – Category 2 in Hawaii, 14 times since 2007	Over 75,000 No minimum balance deposit accounts ($25 minimum deposit required to open online) opened	Enhanced ATMs Customers have increased access to banking services because they can perform functions that used to be done only in branch	Online & Mobile Banking Customers have increased access to banking services through mobile app, including platform designed for small businesses
$85 million Residential PV Loans	$38 million Low-Income Housing Tax Credit Investments	$76 million Community Development Loans	Outstanding Rating Current Community Reinvestment Act Rating
Over 5,200 Total employee volunteer hours	$1.6 million Charitable giving by the Bank and the Central Pacific Bank Foundation	91% Ethnically diverse workforce	53% Female managers
The above unaudited financial numbers are provided for informational purposes only and are based on information from the Bank’s internal financial records.
Environmental: Our Board and management are focused on environmental issues, including the impacts of climate change (such as sea-level rise, major storms, flooding, and increasing temperatures) on our business, customers and communities. We are working with other business leaders in Hawaii to address climate change collectively, as Hawaii is at significant environmental risk from oceanic and atmospheric conditions. We are also working to assess the risks of climate change and sea-level rise to our business, including with respect to operations, customers, investments and loan portfolios, and taking sustainability into account in future business plans.
Social: Since the Company’s and the Bank’s founding, we have been committed to serving the communities in which we operate. This support includes a focus on supporting small businesses, providing digital banking alternatives for customers, support of home ownership including investments in affordable housing projects, charitable contributions, and employee volunteerism.
Governance: We believe that strong corporate governance shepherded by our Board drives trusted and transparent business practices, intelligent risk management, and long-term sustainability for the Company and Bank. This leadership, combined with effective strategies and policies, contribute to our culture of high ethics, integrity, and compliance. For more information regarding our governance practices, see the “Election of Directors” and “Corporate Governance and Board Matters” sections of this Proxy Statement.
Human Capital Management: We strive to be a caring employer of choice, supporting our employees’ success and well-being with programs that focus on professional development and overall well-being. We are committed to providing a safe and positive work environment where employees are engaged and work together toward shared organizational goals. We support remote and hybrid (remote/office) working arrangements with our employees, subject however to certain standards and criteria which we may impose.
ESG Oversight
Board: The Board has the ultimate responsibility for oversight of the Company’s and the Bank’s ESG program. The Board regularly receives reports on ESG, considers environmental, health and safety, and social matters as part of its oversight functions, and has incorporated ESG related initiatives into the Company’s 2024 Strategic Plan and Business Plan.
Board Risk Committee: Our Board approved the formation of the Board Risk Committee on December 1, 2022, effective January 1, 2023. Our Board Risk Committee has formal oversight of our ESG program, initiatives, and reporting. The Board Risk Committee receives regular updates from management on the status and activities of the Company’s and the Bank’s ESG initiatives.
39

ENVIRONMENTAL, SOCIAL AND GOVERNANCE (ESG)
Management Risk Committee: The Management Risk Committee oversees ESG risks at the Bank level to ensure that these risks are identified, measured, managed, monitored, and reported in alignment with the Bank’s risk appetite, consistent with appropriate risk/reward returns, and in support of the Bank’s strategic and business objectives. The Company’s and the Bank’s Chief Credit Officer chairs the Management Risk Committee.
ESG Disclosures
Since 2021 the Company and the Bank has released an annual Environmental, Social and Governance Report (“ESG Report”) and disclosures in accordance with the Sustainability Accounting Standards Board (“SASB”) Commercial Banks, Mortgage Finance, and Consumer Finance Sustainability Accounting Standards. These reports, as well as other ESG related disclosures are available on our “Investor Relations” page at www.cpb.bank. The Bank intends to publish its ESG Report and SASB disclosures for calendar year 2023 prior to the Meeting.
Our ESG Reports and other ESG related disclosures highlight our commitment to strong corporate governance, transparent business practices, intelligent risk management, being a leader in supporting our community, recruiting and retaining a diverse workforce with an ongoing commitment to the health, well-being and success of those employees, and attention to environmental stewardship and sustainability.
Information on our website and in our ESG Report and ESG related disclosures are not part of or incorporated into this proxy statement.
40	2024 Proxy Statement

REPORT OF THE AUDIT COMMITTEE
The following Report of the Audit Committee does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Company filings under the United States Securities Act of 1933, as amended, or under the United States Securities Exchange Act of 1934, as amended, except to the extent we specifically incorporate this Report by reference.
The Audit Committee’s primary purposes are to: (a) assist the Board in its oversight of (i) the integrity of the Company’s financial statements, (ii) the Company’s compliance with legal and regulatory requirements, (iii) the Company’s independent auditors’ qualifications and independence, and (iv) the performance of the Company’s internal audit function and independent auditors; (b) decide whether to appoint, retain or terminate the Company’s independent auditors and to pre-approve all audit, audit-related and other services, if any, to be provided by the independent auditors; (c) review certain related party transactions; and (d) prepare this Report. The Board has determined, upon the recommendation of the Governance Committee, that each member of the Audit Committee is “independent” within the meaning of the rules of the NYSE and the SEC. The Board has also determined that each member is financially literate and has accounting or related financial management expertise, as such qualifications are defined under the rules of the NYSE, and that each member is an “audit committee financial expert” within the meaning of the rules of the SEC. The Audit Committee is established in accordance with Section 3(a)(58)(A) of the United States Securities Exchange Act of 1934, as amended. All non-audit services performed by the independent auditor must be specifically pre-approved by the Audit Committee or a member thereof.
Management is responsible for the preparation, presentation and integrity of the Company’s financial statements, accounting and financial reporting principles and the establishment and effectiveness of internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The independent auditors are responsible for performing an independent audit of the financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States) (“PCAOB”), expressing an opinion as to the conformity of such financial statements with generally accepted accounting principles and auditing the effectiveness of internal control over financial reporting. The independent auditors have free access to the Audit Committee to discuss any matters they deem appropriate.
In performing its oversight role, the Audit Committee has reviewed and discussed the audited financial statements with management and the independent auditors. The Audit Committee has also discussed with the independent auditors the matters required to be discussed by the applicable requirements of the PCAOB and the SEC. In addition, the Audit Committee has received the written disclosures and the letter from the independent auditor required by applicable requirements of the PCAOB regarding the auditors’ communications with the Audit Committee concerning independence, and has discussed with the independent auditor the independent auditors’ independence.
During 2023, the Audit Committee performed all its duties and responsibilities under the Audit Committee Charter. In addition, based on the reports and discussions described in this Report, the Audit Committee recommended to the Board that the audited financial statements of the Company for the fiscal year ended December 31, 2023 be included in the Company’s Annual Report on Form 10-K for such fiscal year.
Respectfully submitted by the members of the Audit Committee of the Board as of February 20, 2024:
Jonathan B. Kindred, Chair
Earl E. Fry
Jason R. Fujimoto
41

COMPENSATION OF DIRECTORS
DIRECTOR COMPENSATION
In October 2022, the Compensation Committee engaged Pay Governance to conduct an annual review of Board compensation. Our Board pay competitiveness was assessed relative to two peer groups. One peer group included peers used for executive compensation benchmarking and the other peer group reflected companies in the local Hawaii market. Based on the study results the Board’s compensation structure and Committee Chair retainers were determined to be aligned with peers and did not require adjustments. Details on what each Director received in fees for 2023 are outlined below in the “Annual Retainer” section.
Annual Retainer
All non-employee directors are paid an annual retainer in cash and/or Common Stock. Payments were made in May 2023. Details on annual retainers paid to directors, as well as to Chairs of our committees, are as follows:
Board of Directors Position	Annual Retainer	Chair Retainer	Total Fees
Director & Lead Independent Director	$125,000	$30,000	$155,000
Director & Chair Audit Committee	$125,000	$25,000	$150,000
Director & Chair Compensation Committee	$125,000	$17,500	$142,500
Director & Chair Governance Committee	$125,000	$15,000	$140,000
Director & Chair Directors Loan Committee(1)	$125,000	$15,000	$140,000
Director & Chair Trust Committee(1)	$125,000	$15,000	$140,000
Director & Chair Risk Committee(2)	$125,000	$17,500	$142,500
Director	$125,000		$125,000
(1)	The Directors Loan Committee and Trust Committee are Bank Committees only.
(2)	The Board Risk Committee was formed in January 2023 and replaced the previous Bank Board Compliance Committee.
Director Compensation
The following table shows for the year ended December 31, 2023, information on compensation paid to our directors who served on the Board during 2023. Non-employee directors are typically paid in May for their service on the Board through the next annual shareholders meeting.
Name(1)	Fees Earned or Paid in Cash ($)	Stock Awards ($)	All Other Compensation ($)	Total ($)
(a)	(b)	(c)	(d)	(e)
Christine H. H. Camp(3)	$71,250	$71,250		$142,500
Earl E. Fry	$75,000	$75,000		$150,000
Jason R. Fujimoto	$62,502	$62,498		$125,000
Jonathan B. Kindred	$62,502	$62,498		$125,000
Paul J. Kosasa	$70,014	$69,986		$140,000
Duane K. Kurisu	$62,502	$62,498		$125,000
Christopher T. Lutes	$70,014	$69,986		$140,000
Colbert M. Matsumoto(2)
A. Catherine Ngo			$286,603	$286,603
Saedene K. Ota	$71,250	$71,250		$142,500
Crystal K. Rose	$77,500	$77,500		$155,000
Paul K. Yonamine			$498,665	$498,665
(1)
Board Member Arnold D. Martines is omitted from this table because as an employee, Mr. Martines’ does not receive Annual Retainers or other compensation for his Board service. All compensation received by Mr. Martines is disclosed in the Summary Compensation Table.

(2)	Colbert M. Matsumoto retired from the Company and Bank Board of Directors in April 2023, so he was not paid fees for the May 2023 to April 2024 pay cycle.
(3)	Christine H. H. Camp resigned from the Company and the Bank Board of Directors on March 4, 2024.
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COMPENSATION OF DIRECTORS
(b)
Included in this column are fees payable in cash, but which the directors were permitted to elect to receive in the form of equity. Only Christine H. H. Camp elected to receive more than the required 50% of fees in equity.

(c)
In June 2016, the Board of Directors approved a revision to the Directors’ fee schedule, which required Directors to receive 50% of total fees in the form of equity. Included in this column are fees required to be received in the form of equity, which are paid in shares of Company Common Stock issued from the 2023 Stock Compensation Plan or fees invested in the Company through the Directors Deferred Compensation (DDC) Plan. For Directors who elected equity through the DDC Plan, the values reported in the table represent a hypothetical investment in shares of the Company’s Common Stock. The fees required to be received in equity and paid in equity or hypothetically invested in shares of the Company’s Common Stock were as follows:

•
Christine H. H. Camp received credit to her Company share account under the DDC Plan with respect to 4,833.79 shares having a fair market value of $14.74 per share and 4,833 shares having a fair market value of $14.74 per share, for a total of $142,488. Remaining fees of $12 were paid in cash.

•
Earl E. Fry received credit to his Company share account under the DDC Plan with respect to 5,088.20 shares having a fair market value of $14.74 per share for a total value of $75,000. Remaining fees of $75,000 were paid in cash.

•	Jason R. Fujimoto received 4,240 shares having a fair market value of $14.74 per share for a total value of $62,498. Remaining fees of $62,502 were paid in cash.
•	Jonathan B. Kindred received 4,240 shares having a fair market value of $14.74 per share for a total value of $62,498. Remaining fees of $62,502 were paid in cash.
•	Paul J. Kosasa received 4,748 shares having a fair market value of $14.74 per share, a total value of $69,986. Remaining fees of $70,014 were paid in cash.
•	Duane K. Kurisu received 4,240 shares having a fair market value of $14.74 per share for a total value of $62,498. Remaining fees of $62,502 were paid in cash.
•	Christopher T. Lutes received 4,748 shares having a fair market value of $14.74 per share, a total value of $69,986. Remaining fees of $70,014 were paid in cash.
•
Saedene K. Ota received credit to her Company share account under the DDC Plan with respect to 4,833.79 shares having a fair market value of $14.74 per share for a total of $71,250. Remaining fees of $71,250 were paid in cash.

•
Crystal K. Rose received credit to her Company share account under the DDC Plan with respect 5,257.80 shares having a fair market value of $14.74 per share for a total of $77,500. Remaining fees of $77,500 were paid in cash.

(d)
This column represents the compensation A. Catherine Ngo and Paul K. Yonamine earned for services as employees of the Company. Ms. Ngo earned a base salary of $250,000 and $36,603 in other compensation, including $1,073 in parking benefits, $3,724 in group life fringe benefits, $13,200 in 401(k) Company contributions, $17,195 in club dues, $1,319 in transportation services, and $92 in spouse travel. Mr. Yonamine earned a base salary of $450,000 and $48,665 in other compensation, including $1,073 in parking benefits, $13,027 in group life fringe benefits, $13,200 in 401(k) Company contributions, $19,830 in club dues, and $1,535 in transportation services. Ms. Ngo and Mr. Yonamine served as Chair of the Board and Chairman Emeritus, respectively, but did not receive Annual Retainers or other compensation for Board service, and Mr. Yonamine received no additional compensation for serving as Chair of the Directors Loan Committee.

(e)
Included in total fees are fees paid to Directors who served as Chairs on Company and Bank committees as follows: Christine H. H. Camp received $17,500 in fees as Chair of the Risk Committee, Saedene K. Ota received $17,500 in fees as Chair of the Compensation Committee, Paul J. Kosasa received $15,000 in fees as Chair of the Governance Committee, Earl E. Fry received $25,000 in fees as Chair of the Audit Committee, and Christopher T. Lutes received $15,000 in fees as Chair of the Bank Board Trust Committee. Total fees paid to Crystal K. Rose included $30,000 for serving as Lead Independent Director.

43

COMPENSATION OF DIRECTORS
The table below sets forth the Board positions held by Directors and the composition of the Audit, Compensation, Governance and Risk Committees of the Central Pacific Financial Corp. and Central Pacific Bank Board for 2023 as well as the Directors Loan and Trust Committees of the Central Pacific Bank Board for 2023.

Board Member	Combined Company and Bank Board Position	Audit Committee	Compensation Committee	Governance Committee	Risk Committee	Directors Loan Committee	Trust Committee
Christine H. H. Camp[1]	Member		✓		C		
Earl E. Fry	Member	C					✓
Jason R. Fujimoto[2]	Member	✓					
Jonathan B. Kindred	Member	✓					
Paul J. Kosasa	Member			C			✓
Duane K. Kurisu	Member		✓	✓		✓	
Christopher T. Lutes	Member				✓		C
Arnold D. Martines	Member				✓	✓	
Colbert M. Matsumoto[3]	Member				✓		
A. Catherine Ngo[4]	Chair of the Board				✓	✓	
Saedene K. Ota	Member		C				
Crystal K. Rose	Lead Independent Director		✓	✓			
Paul K. Yonamine[5]	Chairman Emeritus					C

= Member
= Chair
(1)	Christine H. H. Camp was appointed Chair of the Risk Committee in January 2023. She resigned from the Company and Bank Board of Directors on March 4, 2024.
(2)	Jason R. Fujimoto joined the Company and Bank Board of Directors in January 2023.
(3)	Colbert M. Matsumoto retired from the Company and Bank Board of Directors in April 2023.
(4)	A. Catherine Ngo was appointed Chair of the Company and Bank Board in January 2023.
(5)	Paul K. Yonamine was appointed Chairman Emeritus in January 2023.
Directors Stock Opportunity
Directors of the Company and the Bank are eligible to participate in the Company’s 2013 and 2023 Stock Compensation Plans. As noted above, portions of the non-employee directors’ compensation were paid in Common Stock under the 2023 Stock Compensation Plan. The 2013 Stock Compensation Plan remains active solely for the purpose of issuing stock pursuant to outstanding performance stock units and restricted stock units that have yet to vest.
44	2024 Proxy Statement

COMPENSATION OF DIRECTORS
Directors Deferred Compensation Plan
The Company maintains a Directors Deferred Compensation (DDC) Plan under which each non-employee director of the Company and the Bank may elect to defer all or a portion of his or her annual retainer. The DDC Plan is managed by a third-party administrator, The Pangburn Group, which was selected by the directors. Under the DDC Plan, a participating director may elect from various payment alternatives, but full payout must occur no later than the tenth anniversary of separation from service. Under the DDC Plan, deferred amounts are valued based on the performance of certain investment funds offered by the DDC Plan administrator. No plan earnings are considered to be “above-market” or “preferential” and as a result no amounts are reported in the Director Compensation table. The DDC Plan is a nonqualified deferred compensation plan under which distributions are made from the general assets of the Company under the direction and oversight of the Compensation Committee.
45

COMPENSATION COMMITTEE REPORT
The following Compensation Committee Report does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Company filings under the United States Securities Act of 1993, as amended, or under the United States Securities Exchange Act of 1934, as amended, except to the extent we specifically incorporate this Report by reference.
The Compensation Committee has reviewed and discussed with executive management the Compensation Discussion and Analysis that immediately follows this report as required by Item 402(b) of SEC Regulation S-K. Based on such review and discussion, the Compensation Committee recommended to the Board that such Compensation Discussion and Analysis be included in the Proxy Statement and incorporated as referenced in our Annual Report on Form 10-K for the year ended December 31, 2023. Respectfully submitted by the members of the Compensation Committee of the Board who participated in the review, discussion, and recommendation.
Saedene K. Ota, Chair
Christine H. H. Camp
Duane K. Kurisu
Crystal K. Rose
46	2024 Proxy Statement

COMPENSATION DISCUSSION AND ANALYSIS
The Compensation Committee of our Board of Directors (the “Committee”) intends this Compensation Discussion and Analysis (“CD&A”) to provide full, transparent disclosure of what we believe to be a thoughtfully designed compensation structure, which focuses on the achievement of short-term objectives and affirms the philosophy of rewarding for long-term shareholder value creation. This Compensation Discussion and Analysis discusses our 2023 executive compensation program, and more specifically as it relates to the following executive officers:
•	Arnold D. Martines(1), President and Chief Executive Officer (“CEO”)
•	David S. Morimoto, Senior Executive Vice President, Chief Financial Officer (“CFO”)
•	Kisan Jo(1), Executive Vice President, Retail and Wealth Markets
•	Anna M. Hu(1), Executive Vice President, Chief Credit Officer (“CCO”)
•	Diane W. Murakami(1), Executive Vice President, Commercial Markets
(1)	Became executive officer effective January 1, 2023.
We refer to these executives as our Named Executive Officers (“NEOs”).
Executive Summary
Central Pacific Financial Corp. (the “Company”) is a Hawaii-based bank holding company with approximately $7.64 billion in assets as of December 31, 2023. Central Pacific Bank (the “Bank”), our primary subsidiary, is a full-service commercial bank offering a broad range of banking products and services, including accepting demand, savings and time deposits, and originating loans through the operation of 27 branches in the State of Hawaii.
Under the oversight of the Committee, our executive compensation program is designed to align total compensation with financial and business performance over the short-term and long-term.
With more than 85% of our loan portfolio business based in Hawaii and 100% of our operations managed in Hawaii, our success is linked to the strength and prospects of the Hawaii economy, along with factors impacting the banking industry as a whole. 2023 proved to be a challenging operating environment given the regional bank failures in the first half of 2023, market volatility, high interest rate environment, and an inverted yield curve. In certain instances, these market and economic factors impacted our ability to gain as much traction as we had originally anticipated and drove us to pivot our strategy.
Bank failures in early 2023 caused a ripple effect in the financial services industry resulting in elevated liquidity risks and external focus on stability of deposits and capital levels. The Bank put together a strong response, which included a comprehensive communications program to assure our customers and the public in general that the Bank remained a safe and solid institution, with deposits that are insured by the FDIC up to the limits allowed by law. An ongoing deposit gathering program, focused on core deposits and strong margin management continues today.
Additionally, in our home State of Hawaii, the devastating Maui wildfires in August 2023 drove the need for rapid response and recovery efforts by many leaders and businesses in the State. The wildfires created great hardship for the Island of Maui and will have widespread potential impacts to the broader Hawaii tourism and construction economy. The Bank was not spared from this tragedy that adversely impacted employees and the community in general. Of the major local banks, our Lahaina branch was the only one spared. Working nearly around the clock, Bank personnel were able to bring our Lahaina branch online within several weeks to serve the financial needs of the community. Further, right after the fires, the Bank immediately reviewed its credit exposures with consumer and commercial borrowers impacted by the fires including assessing for adequate insurance coverage. While not avoiding the situation completely, the impact on the Bank was within acceptable levels and we continue to monitor the progress of our customers as the recovery continues.
47

COMPENSATION DISCUSSION AND ANALYSIS
Despite these headwinds (which resulted in our 2023 financial performance falling below our 2022 performance), the Bank fared better than most local banks and continues to build liquidity at a reasonable cost. We are proud of both our 2023 fiscal year performance and the strength of our performance since before the start of the COVID-19 pandemic. Relative to our own past performance, we reported solid financial results, along with strong capital and liquidity. A few key highlights include:
2023	Vs. 2022	Vs. 2019	Performance Highlights
	–21%	+1%
• 2023 net income declined by 21% compared to 2022 primarily due to higher provision for credit losses. 2023 net income increased by 1% from pre-pandemic 2019 despite higher provision for credit losses.

	-5%	+10%	• Pre-Provision Net Revenue (“PPNR”) (pre-tax, pre-provision net revenue) declined by 5% compared to 2022 and increased by 10% from pre-pandemic 2019.
	-2%	+22%
• Total loans declined by 2% from 2022 primarily due to the high interest rate environment and planned run-off of U.S. Mainland purchased consumer portfolio.
• Hawaii loan portfolio increased by 1% from 2022.
• Total loans increased by 22% from pre-pandemic 2019.

	+2%	+34%	• Total deposits increased by 2% during 2023 and 34% from pre-pandemic 2019.
	-15 bps	-41 bps
• Net Interest Margin (“NIM”) of 2.94% in 2023 declined by 15 bps and 41 bps compared to 2022 and pre-pandemic 2019, respectively, primarily due to higher deposit and borrowing costs, attributable to the high interest rate environment.

In addition to our strong absolute performance, we have also outperformed our publicly traded Hawaii bank competitors (i.e., Bank of Hawaii and First Hawaiian Bank) in several important dimensions during the period 2019-2023, including:
•	The Bank’s net income has grown +1% since 2019, outperforming Hawaii bank competitors’ average decline of -21%;
•	The Bank’s loan portfolio grew +22% since 2019, compared to an average +18% growth among our Hawaii bank competitors;
•	The Bank’s Return on Assets (“ROA”) performance declined -21 basis points (“bps”) compared to 2019, versus an average -52 bps deterioration among our Hawaii bank competitors;
•	The Bank’s Return on Equity (“ROE”) performance improved +102 bps compared to 2019, versus an average -296 bps deterioration among our Hawaii bank competitors; and
•
The Bank has maintained and strengthened its NIM performance relative to our Hawaii bank competitors since 2019, with a 2023 NIM +36 bps greater than the average of our Hawaii bank competitors, which has expanded from a +24 bps average differential in 2019.

During the year, the Company also made significant progress on its longer-term strategic initiatives.
•
For the second consecutive year, named to Newsweek's 2024 list of America's Best Regional Banks and Credit Unions which recognizes CPB as one of the best regional banks in the nation for its exceptional customer service, digital banking tools, and financial resources available.

48	2024 Proxy Statement

COMPENSATION DISCUSSION AND ANALYSIS
•
Received the most awards and recognitions of any local bank from the U.S. Small Business Administration’s (SBA) Hawaii Pacific-Islands District Office, including Lender of the Year (Category 2). Employees also received 16 of the 18 individual SBA Lending Officer of the Year awards.

•	Continued progress on digital initiatives including increasing digital adoption and enhancing digital product offerings for improving workflow automation.
•
Continued to drive strong talent management and employee experience strategies, by identifying employees who make a positive impact to the Company and created a new development program, providing employees the opportunity to gain firsthand exposure and guidance from our President and CEO, and from executive leaders within our local community. With our continued focus on the employee experience, we were recognized once again in 2023, as a Best Place to Work by Hawaii Business Magazine, making it the 14th time since 2006.

•
Optimized our property and real estate spaces by renovating and consolidating our back-office space and Home Loans Division into our downtown headquarters building, and completed the refresh of several floors in our downtown headquarters building. Broke ground on our new flagship branch in Kahului, Maui.

•	Supported numerous events and organizations in our community through giving and volunteer efforts throughout the year.
2023 Key Financial Highlights
The Company’s 2023 net income was $58.7 million, which declined by 20.6% compared to 2022. Additionally, ROA for 2023 was 0.78% as compared to 1.01% in 2022 and ROE for 2023 was 12.38% as compared to 15.47% in 2022. The decline in net income, ROA and ROE was primarily the result of a higher provision for credit losses in 2023. The 2023 provision for credit losses included a provision of $15.7 million, compared to a credit to the provision of $1.3 million in 2022.
Our earnings in 2023 included a pre-tax gain on the sale of a real estate office property of $5.1 million, which was partially offset by a pre-tax loss on the early termination of a lease of $2.3 million and a pre-tax loss on the sale of investment securities of $1.9 million related to an investment portfolio repositioning completed during 2023. Our earnings in 2022 included a pre-tax gain on sale of Visa B shares of $8.5 million, which was partially offset by a pre-tax loss on the termination of the Company’s defined benefit pension plan of $4.9 million.
The Company continued to realize solid growth on its balance sheet driven by strong deposit growth and ended the year with $7.64 billion in assets, compared to $7.43 billion a year ago. Total deposits increased by $111.4 million, or 1.7% from 2022. Core deposits decreased by $89.0 million, or 1.5% from the prior year, as the higher interest rate environment drove a shift from core deposits to time deposits and off-balance sheet money market accounts. The year-over-year decrease in total loans of $116.5 million was led by a planned run-off of our mainland purchased consumer loan portfolio of $143.8 million. The Hawaii loan portfolio increased by $42.4 million in 2023.
Asset quality remained strong as nonperforming assets were 0.09% of total assets on December 31, 2023. Further, criticized assets declined to $50.0 million at the end of 2023, compared to $77.1 million as of the end of 2022. Due to our strong capital position, we paid cash dividends of an annual amount of $1.04 per share in 2023, which remained unchanged from 2022. In 2023, we also repurchased 130,010 shares of Common Stock under our share repurchase program for $2.6 million compared to the repurchase of 868,613 shares of Common Stock for $20.7 million in 2022.
Significant highlights for the year ended December 31, 2023, were as follows:
Net Income	Efficiency Ratio
$58.7 million, or $2.17 per diluted common share in 2023, compared to
$73.9 million, or $2.68 per diluted common share in 2022.
2023 included a provision for credit losses of $15.7 million, compared to the benefit of a credit of $1.3 million in 2022.
Increased slightly to 63.95% in 2023, compared to 63.00% in 2022.
Total Loans and Deposits	Return on Assets and Return on Equity
Total loans decreased by $116.5 million, or 2.1% over 2022.
Hawaii loans increased by $42.4 million, or 0.9% over 2022.
Total deposits increased by $111.4 million, or 1.7% over 2022.
Core deposits decreased by $89.0 million, or 1.5% over 2022.
ROA of 0.78% in 2023, compared to 1.01% in 2022. ROE of 12.38% in 2023, compared to 15.47% in 2022.
Quarterly Dividends	Pre-Provision Net Revenue
Consistent profitability allowed us to maintain our quarterly cash dividends of $0.26 per share, for a total of $1.04 per share in 2023, which remained unchanged from $1.04 in 2022.	$92.5 million in 2023, compared to $97.5 million in 2022.
49

COMPENSATION DISCUSSION AND ANALYSIS
2023 Executive Compensation Highlights
We believe our Executive Compensation program aligns with our Performance.
Our annual and long-term compensation programs are intended to recognize bank-wide performance and strong individual contributions and performance for 2023, and over the longer-term. Decisions were carefully considered by the Committee to allow us to remain competitive and continue to be able to attract, retain and motivate highly qualified and specialized talent to execute our go-forward strategy. Hawaii’s high cost of living/housing, competition for talent, and the need for competitive pay relative to local competition continue to be critical factors in our executive compensation decisions, and our compensation decisions for all Company employees. Total compensation for our executive team historically has been well below that of local Hawaii banks, presenting a risk to our business. We took steps to address this starting in 2021, and we believe we have significantly strengthened our position going into 2024. Below is a summary of the key components of our NEOs’ compensation.
Base Salary. In 2023, base salary increases for our NEOs ranged from 5.00% to 33.68% based on market benchmarking (including relative to pay for our local Hawaii competition). See section below headed “Executive Compensation - Local Labor Market Considerations in Hawaii”, for details on local competitive benchmarking. Mr. Martines’ salary adjustment reflected his appointment to President & Chief Executive Officer, Mr. Morimoto’s salary adjustment reflected an increase in responsibilities to oversee the Operations Division, and Mr. Jo and Mses. Hu and Murakami’s salary adjustments reflected their appointments to Executive Vice President and Officer positions of the Company and Bank.
Annual Incentive Plan (“AIP”). Funding of our 2023 AIP is based on Net Income, Efficiency Ratio and Business Plan/NEO Personal Goals performance and is designed to motivate and reward achievement of company performance, including both strategic and operational objectives. At overall threshold performance, AIP payout is 50% and at maximum performance, payout is 200%. Based on our 2023 performance, the 2023 AIP resulted in below-target payouts at 70% of target.
Long-Term Equity Incentives. Our annual 2023 equity grants were made pursuant to our 2013 Stock Compensation Plan, with grant values tied to respective percentages of base salary. The long-term equity awards granted to our NEOs in 2023 provide for one-half of the awards to be performance-based stock units (PSUs) and one-half to be time-based restricted stock units (RSUs). The PSUs are based on two performance metrics balanced between one-half of the PSUs to be earned based on Return on Equity (ROE), and the other one-half on relative Total Shareholder Return (rTSR) compared to a group of industry peers. Based on our performance over the recently-completed performance cycle, the 2021-2023 PSUs paid out at 93.74% of target.
2023 Target Pay Mix. The charts below for Arnold D. Martines and our other NEOs illustrate the target compensation established for 2023, consisting of base salary, target annual incentive awards and target 2023 long-term equity awards (consisting of performance stock unit and restricted stock unit awards). For 2023, our compensation targets and pay mix were as follows:

2023 Advisory Vote and Shareholder Engagement
In 2023, approximately 85% of the votes cast (for and against) were voted in favor of our named executive officer compensation. The Committee believes that the result of this vote is evidence that the Company's compensation policies and decisions are in the best interests of its shareholders.
Executive Compensation Philosophy and Objectives
The central principle of our compensation philosophy is that executive compensation should align with shareholders’ interests. Our executive compensation program is designed to:
•	Drive performance relative to our strategic plan and goals, including financial performance.
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COMPENSATION DISCUSSION AND ANALYSIS
•	Maintain a balance between short-term operational objectives with the need to build long-term sustainable shareholder value.
•	Align executives’ long-term interests with those of shareholders by placing a material portion of total compensation at risk, contingent on the Company’s performance.
•	Attract and retain highly qualified executives to achieve our goals and to maintain an executive management group that can provide success and stability in leadership.
•	Deliver compensation effectively, providing value to the executives in an appropriately risk-controlled and cost-efficient manner.
•	Allow flexibility in responding to changing laws, accounting standards, and business needs, as well as the constraints and dynamic conditions in the markets in which we do business.
•	Be supported by strong corporate governance, including oversight by the Company’s Board.
Executive Compensation – Local Labor Market Considerations in Hawaii
No discussion regarding our executive compensation would be complete without providing some context surrounding the State of Hawaii’s unique market for talent.
At the macro level, all companies in Hawaii must deal with the following factors that add to the difficulty and complexity of recruiting and retaining key and executive talent include:
•
Remote Location – located 2,500 miles from the mainland, any out-of-state search for talent is a lengthy and labor-intensive endeavor. Additionally, the remote location is often a hurdle to potential mainland candidates, placing them far from friends and family.

•	Limited Talent Pool - for certain technical skillsets and levels of managerial experience, Hawaii-based companies must continuously and aggressively source locally and on the mainland.
•
High Cost of Living – Hawaii is considered one of the most expensive states in the country to live, with a cost of living nearly twice the national average for a professional/managerial household, second only to New York, NY, and higher than San Francisco, CA. For example, Hawaii’s housing costs are three times the national average, utilities and food costs are 64% and 53% higher respectively than the national average.

Beyond the resource and financial expense of sourcing and retaining key talent, organizations face significant operational risks associated with talent gaps and especially with respect to senior executive leadership and succession planning considerations.
The Company places significant priority on strategically managing its leadership talent pipeline and therefore on competitive benchmarking for talent at the NEO and senior executive levels. The factors outlined above, reinforced by our experience in the marketplace, establish that every company operating in Hawaii, large or small, regardless of sector, is a competitor for the executive talent we seek to acquire and/or retain – which places a premium on ensuring competitive compensation levels and programs across the Bank.
To help illustrate the impact of Hawaii market considerations, the table below compares the market competitiveness of our CEO’s target compensation, based on 2023 peer and local market data.
	Company CEO Percentile Rank
	Salary	Target Total Cash	Target Total Direct Compensation
Company Peer Group	22%	41%	40%
Local Publicly Traded Companies	14%	13%	7%
Local Publicly Traded Banks	Lowest	Lowest	Lowest
51

COMPENSATION DISCUSSION AND ANALYSIS
Compensation Governance
The Company’s executive compensation program is supported by strong corporate governance and Board oversight.

The Role of the Committee
Oversight of Executive Compensation. The Committee (comprised of independent directors) oversees and makes recommendations to the Board of Directors on compensation matters as it relates to all NEO’s, including the approval of their compensation. The Committee also evaluates and recommends to the Board, appropriate policies and decisions relative to executive officer compensation and benefits, including oversight, design and administration of executive compensation programs and the Company’s compensation policies, practices, and incentive plans for non-executives. It also oversees preparation of executive compensation disclosures for inclusion in our Proxy Statement.
Board Oversight of CEO compensation. Subject to the recommendation of the Committee, all the independent directors of the Board review and approve the compensation for the President & CEO.
Independent Compensation Consultant. The Committee retains an independent executive compensation consultancy, Pay Governance, to advise the Committee on compensation matters under the oversight and responsibilities as defined by the Compensation Committee Charter. The Committee in its sole discretion selects the consultants, approves their fees and defines their scope of responsibilities.
Independent Legal Advisor. The Committee retains an independent legal advisor, Manatt Phelps & Phillips, LLP, to advise on executive compensation compliance with legal and regulatory requirements.
Active Committee Engagement. The Committee meets on a regular basis and routinely meets in executive sessions without management present. In 2023, the Committee held five meetings to discuss compensation matters.

The Role of the Compensation Consultant
Compensation Consultant Activities. Pay Governance advised the Committee with respect to pay and program designs for 2023. Pay Governance provided market benchmarking information and advisory services related to board and executive compensation, executive compensation plan design features, positioning to market, regulatory compliance, and review and development of various incentive plans – all of which was considered by the Committee in the development of the Company’s 2023 programs.

The Role of Management in Compensation Decisions
Role of Management. The Committee seeks input from management, including our President & CEO, our Group Senior Vice President, Human Resources, and our Chief Financial Officer, in the design and structure of our executive compensation programs. In determining the appropriate compensation elements and levels for our President & CEO, the Committee meets outside the presence of all management. With respect to the compensation of our other NEOs, the Committee meets outside the presence of all management, other than, as requested by the Committee, our President & CEO and our Group Senior Vice President, Human Resources.

Compensation Management & Risk Mitigation
Compensation Risk Management. Committee oversight includes evaluating and monitoring the Company’s compensation programs, policies, and practices, which could have a material adverse effect on the risk profile of the overall Company. The Committee conducts at least annual reviews with the Committee-appointed senior risk officer to confirm that all compensation plans, structures, and arrangements do not have a reasonable likelihood to encourage excessive and unnecessary risk taking and do not pose a threat to the overall value of the Company.
Risk Reviews. Reviews are conducted with the advice of the independent compensation consultant and independent legal advisor. The overall finding from these reviews is that the Company does not believe its plans, policies and practices individually or in their entirety encourage unnecessary or excessive risks that were reasonably likely to have a material adverse effect on the Company or threaten the overall value of the Company.

52	2024 Proxy Statement

COMPENSATION DISCUSSION AND ANALYSIS
Compensation Governance Practices
The Company has strong compensation governance practices that reinforce our principles, support sound risk management and are stockholder-aligned:
What We Do	What We Don’t Do
• Align executive pay and performance
• Cap annual incentive payments
• Provide equity compensation based on pre-set, objective
performance goals
• Subject our NEOs and Board members to robust stock
ownership guidelines
• NYSE compliant clawback policy and clawback provisions in
our incentive compensation programs
• Conduct an annual say-on-pay vote
• Use independent advisors to support the Compensation
Committee

• Provide any Section 280G excise tax gross-up payments
• Provide retirement benefits to executives that are
materially different from those available to all employees
• Provide guaranteed bonuses to our NEOs
• Provide employment agreements to our NEOs
• Permit short selling or trading in put options or call
options or other hedging instruments

Compensation Peer Group
Each year, with assistance from the executive compensation consultant, the Committee reviews the compensation practices of our peers to assess the competitiveness of the compensation program for our NEOs. Although benchmarking is used to compare compensation structures and levels to our peers, it is only one of the tools used by the Committee to determine total compensation. Benchmarking is used by the Committee primarily to ascertain competitive total compensation levels (including base salary, annual cash incentives, equity awards, and employee benefits) with comparable institutions. Peer performance, market factors, the Bank’s performance and individual performance are all factors that the Committee considers when establishing total compensation, including incentives.
In addition to the peer group used below, the Committee also looks at compensation using a separate group of local Hawaii public companies as a supplemental frame of reference. This is done to fully consider our employment circumstances, including hiring challenges and retention risk, as a bank in a small, local and hyper-competitive market for qualified talent. Our leadership team is small and our NEOs are among the recruiting pool for local competitors. Executive turnover would not only be disruptive for our Company, especially given our strategic initiatives, but turnover also creates operational risk and increased opportunity cost and replacement cost from a timing, compensation, resource and business perspective. For additional information, refer to above “Executive Compensation – Local Labor Market Considerations in Hawaii”.
The Committee reviews the composition of the Compensation Peer Group on an annual basis and modifies the group as necessary as a result of mergers, changes to banks within the group, or changes within the Company. The 2023 Compensation Peer Group was selected based primarily on certain current market criteria, including the following:
•	U.S. headquartered regional banks traded on a major U.S. stock exchange
•	Total assets ranging from $2.95 billion to $18.5 billion
•	Similar business model characteristics
•	Banks in “high price” metro markets
•	Preference for banks in Hawaii and with West Coast headquarters
53

COMPENSATION DISCUSSION AND ANALYSIS
The 2023 Compensation Peer Group consisted of 16 peers. The Company was positioned at the 35th percentile in terms of asset size at year-end 2023.
Company	Ticker	Total Assets ($ in millions)
Amalgamated Financial Corp.	AMAL	$ 7,972
Banc of California, Inc.(1)	BANC	$38,534
Bank of Hawaii Corporation	BOH	$23,733
Brookline Bancorp, Inc.	BRKL	$11,382
First Foundation Inc.	FFWM	$13,327
First Hawaiian, Inc.	FHB	$24,926
Hanmi Financial Corporation	HAFC	$ 7,570
Heritage Financial Corporation	HFWA	$ 7,175
HomeStreet, Inc.	HMST	$ 9,385
HomeTrust Bancshares, Inc.	HTBI	$ 4,673
OceanFirst Financial Corp.	OCFC	$13,538
Sandy Spring Bancorp, Inc.	SASR	$14,028
Territorial Bancorp Inc.	TBNK	$ 2,237
The First of Long Island Corporation	FLIC	$ 4,236
TriCo Bancshares	TCBK	$ 9,910
Westamerica Bancorporation	WABC	$ 6,365

	75th Percentile	$13,661
	Median	$ 9,647
	25th Percentile	$ 6,972
Central Pacific Financial Corp.	CPF	$ 7,643
	PERCENTILE RANK	35%
(1)	Banc of California merged with PacWest Bancorp on November 30, 2023.
Executive Compensation Framework
Our compensation program is comprised of multiple components, including annual base salary, annual cash incentive, annual long-term equity grants, and employee benefit programs. We believe that over the long-term, a combination of pay components is essential to attract and retain executives and to incentivize them to achieve strategic operating and financial goals. There is no set formula to determine the mix of the various pay components and our use of the components may change from year to year based on the Company’s circumstances, market conditions, and competitive market for executive talent, particularly the hyper-competitive labor market in Hawaii as described above in “Executive Compensation – Local Labor Market Considerations in Hawaii”.
The Committee and the Board believe that it is important to provide market-based compensation that will attract and retain highly talented executives with the appropriate competencies and skills necessary for the Company’s continued success. Such compensation would include the full range of compensation components, including incentive awards that vary with financial performance, based on achieving our strategic plan and goals without encouraging excessive and unnecessary risk taking that could threaten the overall value of the Company. Equally important is the need to maintain shareholder confidence and to comply with regulatory executive compensation restrictions and guidance by developing appropriate compensation structures.
54	2024 Proxy Statement

COMPENSATION DISCUSSION AND ANALYSIS
Therefore, the Committee evaluates our compensation program and its related components on an ongoing basis. Adjustments are made to the compensation structure as appropriate to maintain the Company’s competitive position for executive talent, consistent with our compensation philosophy and objectives, and within the parameters of regulatory restrictions and guidance. Our annual compensation program is structured as follows:
	Compensation Element / Purpose	Fixed or At Risk	Annual or Long-Term	Cash or Equity
Annual Cash Compensation
Base Salary
Reflects each executive’s position, individual performance, experience, and expertise. In general, our compensation structure sets base salary at approximately the 50th percentile relative to the Compensation Peer Group members
		Fixed	Annual	Cash
	Annual Incentives Provides variable compensation based on achievement of Company, Business Plan and Personal objectives	At Risk	Annual	Cash
Long-Term Equity Incentive Compensation
Performance Stock Units (PSUs)
Provides incentives to motivate and retain executives and to reward for long-term Return on Equity (ROE) performance against target, and Total Shareholder Return (TSR) relative to the component companies of the Standard and Poor’s (“S&P”) SmallCap 600 Commercial Bank Index
		At Risk	Long-Term	Equity
	Restricted Stock Units (RSUs) Provides incentives for retention and long-term creation of shareholder value over the vesting period	At Risk	Long-Term	Equity
Base Salary
We pay our executives base salaries intended to be competitive with our Compensation Peer Group and the local market, and consider the executive’s experience, performance, responsibilities, and past and potential contribution to the Company. The objective of paying a base salary is to provide a base level of compensation that fairly reflects the executive’s job responsibilities and scope of the role performed within the Company. There is no specific weighting applied to the factors considered in setting the level of base salaries, and the Committee uses its own judgment and expertise in determining appropriate salaries within the parameters of our compensation philosophy and objectives. While there continues to be a strong focus on collaboration and teamwork, modest adjustments have been made to base salaries over time to recognize the differences in the scope of the positions and individual contributions.
In making base salary decisions, the Committee also considers the positioning of projected total compensation with target-level performance incentives. Because we set incentive opportunities as a percentage of base salary, changes in base salary have a compound effect on total compensation. Before recommending base salary changes to the Board, the Committee reviews the projected total compensation based on the proposed base salaries, considering both internal and external equity, and confirms that total compensation for the President & CEO and other NEOs are appropriately aligned with the market.
The table below shows the NEOs’ annual base salaries for 2023 and how these changed compared to 2022.
Name	2022 Base Salary	2023 Base Salary	% Change
Arnold D. Martines	$475,000	$635,000	33.68%
David S. Morimoto	$450,000	$490,000	8.89%
Kisan Jo	$300,000	$315,000	5.00%
Anna M. Hu	$275,000	$300,000	9.09%
Diane W. Murakami	$275,000	$300,000	9.09%
The 2023 salary adjustments for the NEOs resulted from a formal market study, in which NEO compensation was compared to the Compensation Peer Group and the local market for similar roles. In all cases, the salary adjustments were made based on market
55

COMPENSATION DISCUSSION AND ANALYSIS
alignment and business requirements. Mr. Martines’ salary adjustment reflects his appointment to President and Chief Executive Officer, Mr. Morimoto’s salary adjustment reflects his expansion of responsibilities, overseeing the Operations Division, and Mr. Jo, and Mses. Hu and Murakami’s salary adjustments reflect their appointments to Executive Vice President and Officer positions of the Company and Bank.
Annual Incentive Compensation
We use our AIP to provide variable compensation based on achievement of Company, Business Plan and Personal objectives. As with other key elements of our executive compensation program, the Committee annually reviews the design, performance metrics and target opportunities for our NEOs. Each year the Committee, in consultation with the compensation consultant, reviews the compensation practices of the Company’s peers to assess and select robust annual Company goals that will strengthen the Bank and be in the best interests of the Company and its shareholders. Peer practices, market factors, and the Bank’s short-term and long-term objectives are all considered during the annual goal-setting process.
For the 2023 AIP, the Committee used a balanced scorecard approach to goal setting that included both quantitative and qualitative factors. Net Income and Efficiency Ratio comprise the plan’s quantitative factors and represent 80% of the target opportunity. Goals for these factors were set based on the Bank’s budget for 2023, which considered forecast economic conditions in Hawaii, historical performance of other (high-performing) peer companies, and our strategic plan and operating objectives for the year. Business Plan/Personal goals are more qualitative in nature and were determined based on a combination of support and front-line strategic initiatives that help us achieve our financial targets.
The AIP components for 2023 included:
AIP Metric	Weighting	Threshold (50% Payout)	Target (100% Payout)	Maximum (200% Payout)
Net Income	60%	$56,432,800	$70,541,000	$86,649,200
Efficiency Ratio	20%	65.21%	62.70%	60.19%
Business Plan/Personal Goals	20%	Assessed by the Compensation Committee
In addition to the three AIP metrics shown above, in 2023 the Committee adopted a plan governor such that in the event the ratio of non-performing assets (NPAs) to total tangible assets exceeds 0.35% (represents the 75th percentile of historical industry norms), AIP payout will be reduced by 25%.
NEOs’ target opportunities for 2023 are shown below.
2023 AIP Target (% of Base Salary)
Arnold D. Martines	100%
David S. Morimoto	75%
Kisan Jo	50%
Anna M. Hu	50%
Diane W. Murakami	50%
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COMPENSATION DISCUSSION AND ANALYSIS
2023 AIP Results
Incentive payout is based on the level of Net Income, Efficiency Ratio and Business Plan/Personal Goals results, capped at 200% of target amounts overall. 2023 targets and actual results are reflected below. Net Income performance was 83% of target, which resulted in 58% of AIP payout for the Net Income portion. Efficiency Ratio was 2.00% above (lower than) target, which resulted in 75% of AIP payout for the Efficiency Ratio portion. For Business Plan/Personal Goals, despite the rapid monetary policy tightening, U.S. banking crisis, Maui wildfires and downturn in valuation of bank stocks, the NEOs executed well, as demonstrated by successful management of the Bank’s financial goals and interest rate risk which drove solid financial performance, advancements in real estate optimization and cost-savings initiatives, progress on leadership succession and development, and noteworthy local and national recognition. The tables below highlight notable Business Plan and Personal Goals achievements by the NEOs.
2023 Business Plan Achievements
Initiative	Accomplishments
Financial Performance (Strong despite the challenging operating environment)
• Successfully managed balance sheet liquidity through the 2023 banking crisis, with total deposits increasing year-over-year.
• Successfully managed net interest income and interest rate risk.
• Took a number of proactive actions to manage and mitigate increased risks that arose during 2023 due to the market environment.
• Solid credit quality.
• Strong capital and liquidity positions.
• (See “Executive Summary” and “2023 Key Financial Highlights” above for financial details)

Innovation & Technology
• Established new Innovation and Technology Ecosystem in the Bank to facilitate new revenue and/or operating efficiencies.
• Leveraged our investments in technology to digitize products and services.
• Rationalized existing IT infrastructure and reworked vendor contracts to improve efficiencies.

Employee & Customer Experience
• Developed and executed talent management strategies and workforce solutions that created organizational capability to achieve strategic objectives.
• Launched marketing program to attract new employees.
• Enhanced employee engagement and retention by offering foundational training and launching an employee engagement program.
• In response to the devastating Maui wildfires, partnered with many local businesses and agencies to raise funds and donate provisions to the wildfire victims, launched an internal giving campaign for our Maui employees, established a Maui customer hotline, waived fees for many products and services, and provided interest and/or principal loan payment deferrals to customers directly impacted by the wildfires.

Risk Management
• Established our Enterprise Risk Management (“ERM”) foundation with a formalized program, policy and dashboard.
• Created a Board Risk Committee to assist in overseeing the Company’s identification, assessment, measurement, monitoring, and controlling of material risks relating to the Company’s business and operations.
• Continued our commitment to our Environmental, Social and Governance (“ESG”) programs which make a positive impact on the local community.
• Completed risk assessments, covering eight key risk factors (interest rate, liquidity, market, credit, compliance, reputation, strategy, operations), for high-impact areas.

Revenue & Profitability Optimization
• Consolidated office space and exited a non-core property and branch location reducing cost.
• Leveraged analytics to grow our business and migrate transactions to digital channels.
• Expanded captive insurance deposit relationships in Japan.
• Introduced new products and services to attract new customers and niches.
• Reduced cost through workflow automation.

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COMPENSATION DISCUSSION AND ANALYSIS
2023 NEO Personal Achievements

Arnold D. Martines
• Built out the executive team and realigned the organization structure.
• Developed the framework for leadership competencies for consistent communication and application of leadership performance expectations.
• Expanded awareness and deepened relationships within the financial community.
• Drove strong talent management and employee experience strategies by creating development programs and opportunities, offering flexible work arrangements, focusing on rewards and recognition programs, and executing on succession planning.
• Named to Newsweek Magazine’s 2024 list of America’s Best Regional Banks and Credit Unions, recognizing CPB as one of the best regional banks in the nation.
• Received the most awards and recognitions of any local bank from the U.S. Small Business Administration’s (SBA) Hawaii Pacific-Islands District Office. In addition,16 of the 18 individual SBA Lending Officer of the Year awards went to CPB employees.
• Recognized as a “Best Place to Work” by Hawaii Business Magazine.

David S. Morimoto
• Managed balance sheet liquidity and capital adequacy through the 2023 banking crisis that included 3 of the 4 largest bank failures in U.S. history.
• Successfully managed net interest income and interest rate risk through the fastest monetary policy tightening in over 40 years.
• Successfully sold CPB office space and invested gains to help improve prospective earnings.

Kisan Jo	• Developed and launched a relationship excellence program to build, develop and train officers in relationship building. • Launched an enhanced customer and client experience survey program.
Anna M. Hu
• Reduced criticized assets balance by 40% from 2022.
• Judiciously managed staffing levels and personnel expenses by reallocating work within the team.
• Led CPB’s Women’s Leadership Program, providing education, development, networking, and relationship building opportunities to CPB women leaders.
• Established the Enterprise Risk Management foundation with a formalized program, policy and dashboard.
• Established the enterprise-wide Risk Appetite Statement.

Diane W. Murakami	• Created a “retain and gain” call campaign post the U.S. banking failures to mitigate outflow of funds. • Created an employee referral program to grow customers and generate revenue for the Bank.
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COMPENSATION DISCUSSION AND ANALYSIS
AIP Payouts
As used in determining individual awards for 2023, the two Corporate Goals of Net Income and Efficiency Ratio, applied to all NEOs and are weighted 60% Net Income and 20% Efficiency Ratio for a total Corporate Goals weighting of 80%. Based on the Company’s actual performance relative to Net Income and Efficiency Ratio goals, the Committee’s assessment of Business Plan and NEO Personal Goals achievements, and NPAs/total tangible assets performance relative to the metric, it was determined that such achievements merited an overall payout of 70% of target.
AIP Metric	Weighting	Target	Actual	Result	Payout %	Weighted %
Net Income	60%	$70,541,000	$58,670,000	83%	58%	35%
Efficiency Ratio	20%	62.70%	63.95%	+2.00%	75%	15%
Business Plan/Personal Goals	20%	Meets Expectations	Meets Expectations		100%	20%
				Final Incentive Pool Payout(1):		70%
(1)
Based on the ratio of NPAs to total tangible assets performance of 0.09% (lower than limit of 0.35%), the Committee determined a reduction to the final AIP payout was not triggered by the plan governor.

In January 2024, the Committee approved the payment of cash incentives to NEOs. The incentive amounts were determined considering each NEO’s target opportunity as well as their contribution to our solid performance in 2023. Based on the NEOs’ performance ratings, the table below summarizes the Committee approved annual incentive payment to our NEO’s based on 2023 performance.
	Base Salary	Target ICP %	Target ICP $	Final Award	Award as % of Target
Arnold D. Martines	$635,000	100%	$635,000	$444,500	70%
David S. Morimoto	$490,000	75%	$367,500	$257,250	70%
Kisan Jo	$315,000	50%	$157,500	$110,250	70%
Anna M. Hu	$300,000	50%	$150,000	$105,000	70%
Diane W. Murakami	$300,000	50%	$150,000	$105,000	70%
Long-Term Incentives
We use annual grants of long-term equity incentives (“LTIs”) to encourage ownership, foster retention, and align executives’ interests with the long-term interests of shareholders. As with our AIP, the Committee annually reviews the design, performance metrics and target opportunities for our NEOs. For 2023 LTI grants, components of performance metrics, performance targets and payouts opportunities were established in line with market practice including the designs and practices of companies in our Compensation Peer Group and of local Hawaii companies with whom we compete for talent. For 2023, the Committee approved LTI awards based on an equal balance between time-based RSUs subject to annual vesting over three years, and performance-based PSUs subject to three-year cliff vesting. The number of shares earned under the PSUs is based 50% on a ROE metric and 50% on a rTSR metric. The Committee believed that an equal split of time-based and performance-based awards continued to be appropriate in the current strategic and competitive environment, our ongoing leadership transition, and ongoing challenges associated with the hyper-competitive Hawaii labor market.
The following describes the PSU portion of the LTI award:
•
Below threshold, LTI payout is 0% for each of the ROE and rTSR metrics. The ROE threshold is 80% of the target average ROE during a three-year performance period and the rTSR threshold is the 25th percentile of the S&P SmallCap 600 Commercial Bank Index.

•	At threshold, LTI payout for each of the ROE and rTSR metrics is 50% of target payout.
•
At maximum, LTI payout is 200% for each of the ROE and rTSR metrics. The ROE maximum is 120% or higher of the target average ROE during a three-year performance period, and the rTSR maximum is the 75th percentile or higher of the S&P SmallCap 600 Commercial Bank Index.

•
The rTSR component has a TSR governor such that if the Bank’s rTSR performance exceeds target, but the TSR is negative, the award is capped at 100%. Applies to the full PSU award, both ROE and rTSR components.

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COMPENSATION DISCUSSION AND ANALYSIS
The actual number of shares earned will be based on the following grids, with straight-line interpolation between achievement levels:
Average ROE	Earned Percentage
Below 80%	0%
80%	50%
100%	100%
120% and above	200%
Company TSR Relative to the S&P SmallCap 600 Commercial Bank Index	Earned Percentage
Below 25th Percentile	0%
25th Percentile	50%
50th Percentile	100%
75th Percentile and above	200%
In 2023, the Committee recommended to the Board, and the Board approved, annual long-term equity grants (made in February 2023) with the performance and time features described above. The incentive opportunity for each NEO as well as the plan design was developed in consultation with our compensation consultant. The Committee reviewed the equity opportunities to align with our pay-for-performance philosophy and to provide competitive incentive opportunities for our NEOs. The annual long-term equity opportunity received by each NEO was determined as a percentage of base salary as follows:
Name	2023 Target Equity Opportunity as % of Base Salary	RSU Portion	PSU Portion
Arnold D. Martines	100%	50%	50%
David S. Morimoto	75%	50%	50%
Kisan Jo	50%	50%	50%
Anna M. Hu	50%	50%	50%
Diane W. Murakami	50%	50%	50%
In February 2023, the NEOs received annual long-term equity grants of PSUs and RSUs under the 2013 Stock Compensation Plan. The grants were divided equally between performance-based PSUs and time-based awards RSUs such that the number of RSUs and the target number of PSUs each represents 50% of the equity mix for each NEO. In addition, the PSUs are equally split with half of the PSUs earned based on average Return on Equity (ROE) and the other half earned based on relative Total Shareholder Return (rTSR) to companies in the S&P SmallCap 600 Commercial Bank Index. For all NEOs the PSUs use a three-year average (2023, 2024 and 2025) for measuring ROE performance and a three-year period from February 15, 2023 through February 15, 2026 for measuring rTSR performance. The PSUs that are earned cliff-vest on February 15, 2026. The number of shares earned is based upon the level of attainment of the ROE and rTSR performance metrics. The ROE targets were based on a three-year financial forecast that was utilized by Management and the Board in their strategic planning and capital planning process using reasonable assumptions of the economy and market interest rates that were largely aligned with market consensus estimates at the time. The selection of the S&P SmallCap 600 Commercial Bank Index for the rTSR metric was based on its broad use as a benchmark for performance within the industry. If a given threshold is not achieved, no shares are earned or issued. The stretch opportunity is capped at 200% of target for both the ROE and rTSR metrics. With respect to the grant of RSUs, vesting is time-based, whereby the grant vests in equal annual installments over a three-year period.
The number of annual RSUs and PSUs (at target) granted in February 2023 to NEOs is provided in the table below.
Name	PSUs (ROE) #	PSUs (rTSR) #	RSUs #	Award Value $
Arnold D. Martines	6,693	6,692	13,385	$634,984
David S. Morimoto	3,873	3,873	7,747	$367,494
Kisan Jo	1,660	1,659	3,320	$157,477
Anna M. Hu	1,581	1,580	3,162	$149,982
Diane W. Murakami	1,581	1,580	3,162	$149,982
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COMPENSATION DISCUSSION AND ANALYSIS
To allow shareholders to assess the link between corporate performance and compensation, the Committee is committed to disclosing in this Compensation Discussion and Analysis the achievements for our performance share units at the end of each performance period. The Committee believes, however, that disclosing our long-term targets for ROE prospectively would give substantial insight into the Company’s confidential, forward-looking strategies, and could therefore place the Company and our shareholders at a competitive disadvantage.
Results of 2021-2023 PSU Performance Cycle
In 2021, the PSUs granted to the NEOs were based on 50% three-year average ROA and 50% rTSR (with a three-year performance period), the achievement of which resulted in a total payout of 93.74% of target shares awarded.
The payout factors for the respective grants were determined based on the following outcomes from the individual performance metrics as summarized below:
	Grant Details				Performance Achieved
	Performance Weight	Threshold Performance	Target Performance	Maximum Performance	Actual Achieved	Payout Factor Achieved	Payout (Weight x Percentage Achieved)
ROA - 3 Year	50%	0.784%	0.98%	1.176%	0.97%	98.30%	49.15%
TSR - 3 Year(1)	50%	P25	P50	P75	P45	89.18%	44.59%
Payout Factor		50%	100%	200%		Total Payout Factor	93.74%
1.	TSR performance was measured relative to the KBW Regional Bank Index
Timing of Equity Grants
On October 25, 2006, the Company adopted guidelines regarding the equity grant process and related controls. The guidelines, which were reviewed and readopted (with minor changes) on April 25, 2023, are to help ensure that all equity grants are reported and disclosed correctly and accurately, are properly accounted for, and receive proper tax treatment. The grant guidelines are designed to avoid making regular grants during a regularly scheduled Company blackout period, to avoid having the timing of grant dates be affected by material nonpublic information, and to confirm the use of no less than the closing price of our stock on the grant date in valuing the grants as a percentage of an executive’s base salary. Grants take place on the 15th day of February, May, August and November or the next available trading day if the 15th falls on a holiday or weekend.
Other Compensation
NEOs are provided the same level of employee benefits as all other employees of the Company and the Bank. As such, they are eligible to participate in the Company 401(k) Retirement Savings Plan as well as standard health, life and disability insurance benefits. In addition, NEOs receive certain perquisites such as transportation services and relocation benefits. The total amounts of these items are reflected in the “All Other Compensation” column of the Summary Compensation Table. The Committee believes that these items enhance the effectiveness of our key executives and are consistent with industry practices in comparable banking companies. The Committee regularly reviews the benefits and perquisites we provide.
Adjustment or Recovery of Awards
Our long-term incentive plan currently permits us to cancel or terminate outstanding awards for any reason, and to recover awards that are based on materially inaccurate information or have encouraged unnecessary and/or excessive risk. Likewise, our current annual incentive plan permits us to recover any payment that is based on materially inaccurate information or has encouraged unnecessary and/or excessive risk. In addition, Section 304 of the Sarbanes-Oxley Act mandates the recovery of incentive awards that would not have otherwise been paid in the event we are required to restate our financial statements due to noncompliance with any financial reporting requirements as a result of misconduct. In that case, the CEO and CFO must reimburse us for (1) any bonus or other incentive or equity-based compensation received during the 12 months following the first public issuance of the non-complying document, and (2) any profits realized from the sale of our securities during those 12 months. Pursuant to Section 954 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”), the Securities and Exchange Commission adopted a final rule in October 2022 directing the NYSE and other national securities exchanges to implement rules prohibiting the listing of any security by an issuer that fails to adopt a compliant clawback policy for any current or former executive officer if the Company is required to file a financial restatement as a result of material noncompliance with applicable securities laws. This clawback applies to incentive-based compensation during the three-year period preceding the date on which the issuer is required to prepare an accounting restatement, based on the erroneous data, in excess of what would have been paid to the executive officer under the accounting restatement. In accordance with the Securities Exchange Commission final rule, on June 9, 2023, the Securities Exchange Commission
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COMPENSATION DISCUSSION AND ANALYSIS
approved the NYSE listing standard for adopting the Dodd-Frank Act clawback policy. In accordance with the final NYSE listing standard, the Board of Directors adopted a compliant clawback policy on September 21, 2023, which was filed with the SEC on February 21, 2024, with our Annual Report on Form 10-K for the year ending December 31, 2023.
Stock Ownership Guidelines
The Board-adopted Stock Ownership Guidelines are applicable to all Board members and executive officers of the Company and Bank, which guidelines have been updated periodically, most recently effective January 2023. The purpose of the guidelines is to define ownership expectations for these individuals so that their interests align more closely with those of our shareholders.
The following is a summary of the current Stock Ownership Guidelines.
Position	Multiple of Base Salary or # of Shares	Timeframe to Achieve Multiple
Director (Non Company/Bank Management)	Lesser of 25,000 shares or the value of five (5) times 50% of the Annual Retainer(1)	5 years
CEO	50% of the after-tax net number of shares granted and vested, until such time as the amount of ownership has a market value of four (4) times annual base salary
5 years
Should the multiple not be achieved within the stated timeframe, 100% of the net, after-tax shares vested under equity awards after the end of the timeframe, must be held until the multiple is achieved.

Executive Vice President & Executive Committee Member	50% of the after-tax net number of shares granted and vested, until such time as the amount of ownership has a market value of one and one-half (1½) times annual base salary
5 years
Should the multiple not be achieved within the stated timeframe, 100% of the net, after-tax shares vested under equity awards after the end of the timeframe, must be held until the multiple is achieved.

(1)	Includes shares credited to deferral accounts of directors under the DDC Plan.
Consistent with our Board’s belief that significant share ownership by directors and executive officers strengthens the alignment of their interests with our stockholders and promotes our long-term business objectives, we do not permit our directors and executive officers to enter into hedging and monetization transactions, engage in short sales or trade put or call options in the Company’s securities. We believe that such transactions can mitigate or eliminate the economic risk of ownership and disincentivize such individuals from seeking to improve the Company's performance and consequently impair their alignment with our stockholders' interests.
Mr. Martines has not yet met the requirement, given his appointment to President and CEO occurred in January 2023, however he is on track to meet the requirement within the five-year time-frame. Mr. Morimoto has currently met the requirement. Mr. Jo and Mses. Hu and Murakami have not yet met the requirement, given their appointments as Executive Vice Presidents and members of the Executive Committee occurred in January 2023, however they are on track to meet the requirement within the five-year time-frame.
Prohibition of Hedging Securities
Consistent with our Board's belief that significant share ownership by directors and executive officers strengthens the alignment of their interests with our stockholders and promotes our long-term business objectives, we do not permit our directors and executive officers to enter into hedging and monetization transactions, engage in short sales or trade put or call options in the Company's securities. We believe that such transactions can mitigate or eliminate the economic risk of ownership and disincentivize such individuals from seeking to improve the Company’s performance and consequently can impair their alignment with our stockholders’ interests.
Employment Agreements
None of the current NEOs has an employment agreement with the Company and each is employed on an “at will” basis.
Change-In-Control Agreements
None of our NEOs has a change in control agreement. All NEOs hold unvested restricted stock units (RSUs and PSUs) granted under the Company’s 2013 Stock Compensation Plan. Recent awards under this plan provide for accelerated vesting upon a change-in-control only if employment also terminates in connection with the change-in-control. See the “Potential Payments Upon Change-in-Control” section later in this document.
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COMPENSATION DISCUSSION AND ANALYSIS
Tax and Accounting Considerations
In selecting appropriate incentive devices, the Committee reviews extensive modeling analyses and considers the related tax and accounting issues. Section 162(m) of the Internal Revenue Code generally places a limit on the tax deduction for compensation in excess of $1 million paid any tax year to any of our NEOs. The Committee has retained the flexibility to pay compensation including incentive compensation, that would exceed the $1 million deduction limit of Section 162(m) of the Internal Revenue Code, and as a result may not be deductible by us for income tax purposes because the Committee believes that doing so permits it to make compensation decisions that are consistent with the best interests of our shareholders.
Compensation Committee Interlocks and Insider Participation
As of December 31, 2023, the Committee was composed entirely of the following four independent Directors: Saedene K. Ota (Chair), Christine H. H. Camp, Duane K. Kurisu, and Crystal K. Rose. None of the Committee members were or are current or former officers or employees of the Company. Relationships that members of the Committee have had and/or maintain with the Company are described in the “CORPORATE GOVERNANCE AND BOARD MATTERS - Director Independence and Relationships” section.
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EXECUTIVE COMPENSATION
The table below summarizes the total compensation earned by each of the NEOs for the fiscal years ended December 31, 2023, 2022 and 2021 to the extent such executives served as NEOs during such periods. The material terms of compensation of the NEOs are discussed above in the “Compensation and Discussion Analysis”.
Summary Compensation Table
Name and Principal Position	Year	Salary	Bonus	Stock Awards	Option Awards	Non-Equity Incentive Plan Compensation	Change in Pension Value & Non-Qualified Deferred Compensation Earnings	All Other Compensation	Total
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)
Arnold D. Martines	2023	$628,846		$623,140		$444,500		$40,825	$1,737,311
President, Chief	2022	$471,731		$350,943		$555,750		$59,901	$1,438,325
Executive Officer	2021	$367,538		$393,005		$390,000		$66,101	$1,216,644
David S. Morimoto	2023	$488,462		$360,639		$257,250		$40,454	$1,146,805
Sr. Executive Vice President,	2022	$448,077		$310,298		$445,500	$0	$33,454	$1,237,329
Chief Financial Officer	2021	$385,962		$398,465		$400,000	$0	$65,540	$1,249,967
Kisan Jo	2023	$314,423		$154,541		$110,250		$19,648	$598,862
Executive Vice President,
Retail and Wealth Markets
Anna M. Hu	2023	$299,039		$147,185		$105,000		$20,053	$571,277
Executive Vice President,
Chief Credit Officer
Diane W.B Murakami	2023	$299,039		$147,185		$105,000		$16,515	$567,739
Executive Vice President,
Commercial Banking
(c)	For year 2023, this column represents actual salary earned at year-end 2023.
(e)
For year 2023, this column represents the value of PSUs and RSUs granted on February 15, 2023, under the Annual Long-Term Incentive (LTI) plan, based upon the applicable value of the number of shares subject to RSUs and the target number of shares subject to PSUs, which is consistent with the estimate of aggregate compensation cost to be recognized over the service period determined as of the grant date under FASB ASC Topic 718, excluding the effect of estimated forfeitures. With respect to PSUs, which comprise one-half (50%) of the grant, one-half (25% of the grant) vesting is subject to attainment of a threshold of 80% Board approved three-year average (2023, 2024, 2025) target Return on Equity (ROE), the other one-half (25% of the grant) is subject to Total Shareholder Return (TSR) relative to an industry peer group over a three-year period. If threshold is not achieved, all PSUs will be forfeited. If threshold is achieved, PSUs will cliff vest on February 15, 2026. For the 2023 RSUs and PSUs based on ROE, the amount reported is the number of shares or target number of shares multiplied by the closing share price for our common stock of $23.72 on February 15, 2023. For the 2023 PSUs based on TSR, the amount reported is the target number of shares multiplied by the per share value of $21.95 determined for our financial reporting in accordance with FASB ASC Topic 718. Based on the stock closing price of $23.72 for the ROE PSUs at the time of grant and the per share value of $21.95 for the TSR PSUs, the value of the PSUs that the NEOs are eligible to receive at the maximum performance level is as follows: Arnold D. Martines - $611,295, David S. Morimoto – $353,760, Kisan Jo - $151,581, Anna M. Hu - $144,365, and Diane W. Murakami - $144,365. The remaining one-half (50%) portion of the grant is RSUs that time vest in equal annual installments over 3 years.

(g)	For year 2023, this column represents a Board-approved award under the Annual Incentive Compensation Plan for the NEOs.
(h)
Entering 2022, David S. Morimoto had an accrued benefit under the Central Pacific Financial Corp. Defined Benefit Retirement Plan, which was earned before the plan was frozen on December 31, 2002. In May 2021, the pension plan was terminated, and Mr. Morimoto’s accrued benefit was paid to him in a lump sum in May 2022. Between December 31, 2020 and December 31,2021, there was a decrease in the present value of Mr. Morimoto’s accrued benefit of $23,285, and, therefore, the amount reported for 2021 is $0.00. Between December 31, 2021 and May 1, 2022, there was a decrease in the present value of Mr. Morimoto’s accrued benefit of $6,876, and, therefore, the amount reported for 2022 is $0.00.

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EXECUTIVE COMPENSATION
(i)
This column represents other compensation earned by the NEOs, including, but not limited to, 401(k) Company contributions, transportation services and travel, as detailed below, for each NEO during 2023. The table below further details “All Other Compensation” reported in the Summary Compensation Table.

Name	401(k) Retirement Savings Plan	Other Compensation	Total All Other Compensation
Arnold D. Martines	$13,200	$27,625	$40,825
David S. Morimoto	$13,200	$27,254	$40,454
Kisan Jo	$10,840	$8,808	$19,648
Anna M. Hu	$9,273	$10,779	$20,053
Diane W. Murakami	$7,177	$9,338	$16,515
1.
Other Compensation for Arnold D. Martines includes $1,073 in parking fringe benefit, $4,892 in group life insurance fringe benefit, $14,333 in club dues, $2,132 in spouse travel, $1,250 in transportation services, and $3,945 in security services.

2.
Other Compensation David S. Morimoto includes $1,073 in parking fringe benefit, $4,710 in group life insurance fringe benefit, $12,930 in club dues, $553 in spouse travel, and $7,989 in transportation services.

3.	Other Compensation for Kisan Jo includes $1,073 in parking fringe benefit, $540 in group life insurance fringe benefit, and $7,195 in club dues.
4.	Other Compensation for Anna M. Hu includes $1,073 in parking fringe benefit, $1,225 in group life insurance fringe benefit, $8,262 in club dues, and $219 in spouse travel.
5.	Other Compensation for Diane W. Murakami includes $1,073 in parking fringe benefit, $2,281 in group life insurance fringe benefit, $5,877 in club dues, and $107 in spouse travel.
65

EXECUTIVE COMPENSATION
Grants of Plan-Based Awards Table
GRANTS OF PLAN-BASED AWARDS
			Estimated Possible Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stock or Units	All Other Option Awards: Number of Securities Underlying Options	Exercise or Base Price of Awards	Grant Date Fair Value of Stock and Option Awards
Name	Grant Type	Grant Date	Threshold	Target	Max	Threshold	Target	Max
			$	$	$	#	#	#	#	#	$	$
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)	(k)	(l)	(m)
Arnold D. Martines	Cash Incentive(1)		$317,500	$635,000	$1,270,000
	RSU(2)	2/15/2023							13,385			$317,492
	PSU(2)	2/15/2023				6,692	13,385	26,770				$305,647
David S. Morimoto	Cash Incentive(1)		$183,750	$367,500	$735,000
	RSU(2)	2/15/2023							7,747			$183,759
	PSU(2)	2/15/2023				3,873	7,746	15,492				$176,880
Kisan Jo	Cash Incentive(1)		$78,750	$157,500	$315,000
	RSU(2)	2/15/2023							3,320			$78,750
	PSU(2)	2/15/2023				1,659	3,319	6,638				$75,790
Anna M. Hu	Cash Incentive(1)		$75,000	$150,000	$300,000
	RSU(2)	2/15/2023							3,162			$75,003
	PSU(2)	2/15/2023				1,580	3,161	6,322				$72,182
Diane W. Murakami	Cash Incentive(1)		$75,000	$150,000	$300,000
	RSU(2)	2/15/2023							3,162			$75,003
	PSU(2)	2/15/2023				1,580	3,161	6,322				$72,182
(1)	The funding of the Annual Incentive Compensation Plan is driven by three performance factors: 1.) Net Income 2.) Efficiency Ratio and 3.) Business Plan/Personal Goals.
•
Net Income comprises sixty percent (60%) of overall AIP payout. A minimum of eighty percent (80%) of budgeted Net Income must be achieved for AIP payout based on this performance measurement. At threshold, this portion of AIP payout is fifty percent (50%); thereafter, payout increases based on the level of Net Income achievement and capped at two hundred percent (200%).

•
Efficiency Ratio comprises twenty percent (20%) of overall AIP payout. A minimum of +4.00% of target Efficiency Ratio must be achieved for AIP payout based on this performance measurement. At threshold, this portion of AIP payout is fifty percent (50%); thereafter, payout increases based on the level of Efficiency Ratio achievement and capped at two hundred percent (200%).

•
Business Plan/Personal Goals comprise twenty percent (20%) of overall AIP payout. Minimum performance must be achieved for AIP payout based on this performance measurement. At threshold, this portion of AIP payout is fifty percent (50%); thereafter, payout increases based on the level of Business Plan/Personal Goals achievement and capped at two hundred percent (200%).

(e)
Reflects the overall target annual cash incentive amounts. Individual target incentives were based on a percentage of salary. Based on 2023 Net Income, Efficiency Ratio and Business Plan/Personal Goals results (described in “Annual Incentive Compensation” above), the 2023 AIP payout was 70% of target. As such, the NEOs, were paid at the 70% award level. Threshold (column (d)) and maximum (column (f)) amounts shown in the table are based on the overall threshold and maximum AIP payouts.

(2)	On February 15, 2023, the NEOs received a Board approved annual grant, with the following features:
•	One-half (50%) of the grant (column (j)) - RSUs time-vest evenly over three years.
•
One-half (50%) of the grant - PSUs vest based on level of performance (columns (g), (h), (i)). 50% of the PSUs (based on target numbers of shares) vests on attainment of Board approved three-year average (2023, 2024 and 2025) ROE. Threshold performance is at 80% of target, at which 50% of target shares is earned and stretch opportunity at 120% of target, at which a maximum 200% of target shares is earned. The other 50% of the PSUs vest based on TSR relative to peers for the performance period February 15, 2023 to February 15, 2026. Threshold performance is at the 25th percentile of peers, at which 50% of shares is earned and stretch opportunity at the 75th percentile of peers, at which a maximum 200% of target shares is earned.

(m)
This column represents the value of the ROE PSUs (at target performance) and the RSUs at the closing share price of $23.72 on the grant date of February 15, 2023; and the rTSR PSUs (at target performance) at a per share value of $21.95 determined as of February 15, 2023 for our financial reporting in accordance with FASB ASC Topic 718.

66	2024 Proxy Statement

EXECUTIVE COMPENSATION
Outstanding Equity Awards at Fiscal Year-End
		# of Shares/ Units of Stock Not Vested	Market Value of Shares/ Units Not Vested($)	Equity IP: # of Unearned Shares, Units, or Other Rights Not Vested	Equity IP: Market or Payout Value of Unearned Shares, etc. Not Vested ($)
(a)		(g)	(h)	(i)	(j)
Arnold D. Martines	1	1,645	$32,374
	2			2,468	$48,570
	3			2,467	$48,551
	4	2,761	$54,336
	5	872	$17,161
	6	3,983	$78,385
	7			2,988	58,804
	8			1,494	29,402
	11	13,385	$263,417
	12			6,693	131,718
	13			6,692	131,699
David S. Morimoto	1	1,687	$33,200
	2			2,531	$49,810
	3			2,531	$49,810
	4	2,761	$54,336
	6	3,522	$69,313
	7			2,642	$51,995
	8			1,321	$25,997
	11	7,747	$152,461
	12			3,873	$76,221
	13			3,873	$76,221
Kisan Jo	6	1,341	$26,391
	7			1,007	$19,818
	8			503	$9,899
	10	2,236	$44,004
	11	3,320	$65,338
	12			1,660	$32,669
	13			1,659	$32,649
Anna M. Hu	1	798	$15,705
	2			1,197	$23,557
	3			1,196	$23,537
	4	975	$19,188
	6	1,076	$21,176
	7			807	$15,882
	8			404	$7,951
	11	3,162	$62,228
	12			1,581	$31,114
	13			1,580	$31,094
Diane W. Murakami	6	1,017	$20,015
	7			763	$15,016
	8			382	$7,518
	9	3,196	$62,897
	11	3,162	$62,228
	12			1,581	$31,114
	13			1,580	$31,094
1.
On February 16, 2021, the Board approved a stock-based grant to Messrs. Martines and Morimoto, and Ms. Hu of which 50% of the grant (RSUs) vests evenly over a three-year period on February 15 of each year. The number of shares indicated time vest in one remaining installment on February 15, 2024.

2.
Per “1” above, 50% of the remaining one-half (25%) of the grant (PSUs) will cliff vest on February 15, 2024, subject to attainment of 80% (threshold) of Board approved 3-year (2021, 2022, 2023) average Return on Assets (ROA) target at which 50% of target shares is earned and a maximum opportunity at 120% of target attainment, at which 200% of target shares are earned. The number indicated represents shares at target due to the performance metric trending between threshold and target.

3.
Per “1” above, 50% of the remaining one-half (25%) of the grant (PSUs) vests based on Total Shareholder Return (TSR) relative to peers for the performance measurement period of February 15, 2021 to February 15, 2024. TSR threshold is at the 25th percentile of peers, at which 50% of target shares is earned and maximum at the 75th percentile of peers at which the maximum 200% of target shares is earned. The number indicated represents shares at target due to the performance metric trending between threshold and target.

67

EXECUTIVE COMPENSATION
4.
On February 16, 2021, the Board approved a grant of RSUs to Messrs. Martines and Morimoto, and Ms. Hu. The award vests evenly over a three-year period on February 15 of each year. The number of shares indicated time vests in one remaining installment on February 15, 2024.

5.
On May 15, 2019, the Board approved a grant of RSUs to Mr. Martines for his promotion to Group EVP, Revenue. The award vests evenly over a five-year period on May 15 of each year. The number of shares indicated time vests in one remaining installment on May 15, 2024.

6.
On February 15, 2022, the Board approved a stock-based grant to the NEOs, of which 50% of the grant (RSUs) vests evenly over a three-year period on February 15 of each year. The number of shares indicated time vests in two remaining equal installments on February 15 of 2024 and 2025.

7.
Per “6” above, 50% of the remaining one-half (25%) of the grant (PSUs) will cliff vest on February 15, 2025, subject to attainment of 80% (threshold) of Board approved 3-year (2022, 2023, 2024) average Return on Assets (ROA) target at which 50% of target shares is earned and a maximum opportunity at 120% of target attainment, at which 200% of target shares are earned. The number indicated represents shares at target due to the performance metric trending between threshold and target.

8.
Per “6” above, 50% of the remaining one-half (25%) of the grant (PSUs) vests based on Total Shareholder Return (TSR) relative to peers for the performance measurement period of February 15, 2022 to February 15, 2025. TSR threshold is at the 25th percentile of peers, at which 50% of target shares is earned and maximum at the 75th percentile of peers at which the maximum 200% of target shares is earned. The number indicated represents shares at threshold due to the performance metric trending at or below threshold.

9.
On May 15, 2020, the Board approved a new hire grant of RSUs to Diane W. Murakami. The award vests over a five-year period on May 15 of each year. The number of shares indicated time vests in two remaining installments with 1,065 shares vesting on May 15, 2024 and 2,131 shares vesting on May 15, 2025.

10.
On February 15, 2022, the Board approved a new hire grant of RSUs to Kisan Jo. The award vests evenly over a three-year period on February 15 of each year. The number of shares indicated time vests in two remaining equal installments on February 15, 2024 and February 15, 2025.

11.
On February 15, 2023, the Board approved a stock-based grant to the NEOs, of which 50% of the grant (RSUs) vests evenly over a three-year period on February 15 of each year. The number of shares indicated time vests in three equal installments on February 15, 2024, 2025, and 2026.

12.
Per “11” above, 50% of the remaining one-half (25%) of the grant (PSUs) will cliff vest on February 15, 2026, subject to attainment of 80% (threshold) of Board approved 3-year (2023, 2024, 2025) average Return on Equity (ROE) target at which 50% of target shares is earned and a maximum opportunity at 120% of target attainment, at which 200% of target shares are earned. The number indicated represents shares at target due to the performance metric trending between threshold and target.

13.
Per “11” above, 50% of the remaining one-half (25%) of the grant (PSUs) vests based on Total Shareholder Return (TSR) relative to peers for the performance measurement period of February 15, 2023 to February 15, 2026. TSR threshold is at the 25th percentile of peers, at which 50% of target shares is earned and maximum at the 75th percentile of peers at which the maximum 200% of target shares is earned. The number indicated represents shares at target due to the performance metric trending between threshold and target.

Options Exercised and Stock Vested
None of the NEOs held or exercised options in 2023. Noted below are the aggregate number of shares of Company Common Stock received pursuant to RSUs and PSUs that vested for the NEOs in 2023 and the value of such shares on the respective vesting dates.
	Stock Awards
	# of Shares Acquired on Vesting	Value Realized on Vesting
Executive Name
Arnold D. Martines	9,129	$196,679
David S. Morimoto	7,681	$175,335
Kisan Jo	1,789	$42,435
Anna M. Hu	3,826	$79,315
Diane W. Murakami	1,782	$30,157
68	2024 Proxy Statement

EXECUTIVE COMPENSATION
Non-Qualified Deferred Compensation
Central Pacific Bank maintains a non-qualified deferred compensation plan that allows employees (including the NEOs) with an annual base salary of $135,000 or greater to defer up to 80% of base salary and/or 100% of annual bonuses and commissions earned for a specified year on a pre-tax basis. The plan does not feature any matching or other contributions from the Company.
A participant is always 100% vested in his or her deferred amounts. Deferred amounts under the Central Pacific Bank Deferred Compensation Plan are subject to adjustment for increase or decrease in value based on hypothetical investment in one or more of the available investment measurement funds chosen by the participant. The participant’s deferred amounts are generally payable beginning on the earliest to occur of (a) a specified time chosen by the participant, (b) the participant’s death, (c) the participant’s disability, (d) a separation from service (either at the time of separation or six months after the separation in the case of a key employee), or (e) an “unforeseeable emergency.” For distributions due to a disability or upon a separation from service due to retirement, the participant may choose to receive deferred amounts as a lump-sum payment or in annual installments over a period not to exceed 15 years. Distributions for all other events are made in the form of a lump sum.
The Bank’s obligations with respect to the deferred amounts under the Central Pacific Bank Deferred Compensation Plan are payable from its general assets. The assets are at all times subject to the claims of the Company’s general creditors.
Set forth below is information regarding the amounts deferred by or for the benefit of David S. Morimoto and Diane W. Murakami in 2023. The remaining NEOs have not elected to participate in the Deferred Compensation Plan.
Name	Executive Contributions in Last FY	Registrant Contributions in Last FY	Aggregate Earnings in Last FY	Aggregate Withdrawals/ Distributions	Aggregate Balance at Last FYE
(a)	(b)	(c)	(d)	(e)	(f)
David S. Morimoto	$97,692	$0	$53,769	$0	$372,157
Diane W. Murakami	$119,616	$0	$163,299	$0	$725,843
(b)	The amounts reported in this column were reported as compensation in the last completed fiscal year (2023) in the registrant’s Summary Compensation Table.
(d)	The amounts reported in this column did not include any above-market or preferential earnings and were not reported as compensation in the Summary Compensation Table above.
(f)
Of the amounts reported in this column, $249,452 for Mr. Morimoto previously was reported as compensation in the Summary Compensation Table for previous years. No amount in this column for Ms. Murakami was reported as compensation in the Summary Compensation Table for previous years, because she was not a NEO prior to 2023.

69

EXECUTIVE COMPENSATION
The table below shows the funds available under the Central Pacific Bank Deferred Compensation Plan and their annual rate of return for the calendar year ended December 31, 2023, as reported by the administrator of the Plan.
Fund Name	2023 Rate of Return
Delaware Ivy High Income - Class II	11.95%
Fidelity VIP Government Money Market Portfolio: Initial Class	4.61%
Vanguard Variable Insurance Funds - Real Estate Index Portfolio	4.20%
Vanguard VIF Balanced Portfolio	14.33%
Vanguard VIF Capital Growth Port	27.98%
Vanguard VIF Diversified Value Portfolio	20.13%
Vanguard VIF Equity Income Portfolio	8.10%
Vanguard VIF Equity Index Portfolio	26.11%
Vanguard VIF Growth Portfolio	40.13%
Vanguard VIF International Portfolio	14.65%
Vanguard VIF Mid Cap Index Portfolio	15.83%
Vanguard VIF Short Term Investment-Grade Portfolio	4.61%
Vanguard VIF Small Company Growth Portfolio	19.65%
Vanguard VIF Total Bond Market Index Portfolio	5.72%
Vanguard VIF Total Stock Market Index Portfolio	26.02%
70	2024 Proxy Statement

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL
The narrative and tables below summarize the estimated amounts payable to each NEO under various scenarios, assuming the events had occurred on December 31, 2023. The Company does not currently maintain employment agreements with any of the NEOs that provide for termination-related compensation. In addition, none of the NEOs were eligible to receive any payments at, following, or in connection with any termination or change-in-control of the Company beyond those available generally to all salaried employees.
Payments Upon Termination
None of the NEOs are covered under employment agreements or any other agreements that provide for any additional payments or benefits beyond those generally available to other employees if their employment is terminated by the Company or they terminate their employment for any reason, assuming a change-in-control has not occurred.
Potential Payments Upon a Change-in-Control
As of December 31, 2023, each of the NEOs held unvested RSUs and PSUs, granted under the Company’s 2013 Stock Compensation Plan. Under this plan, if a change-in-control occurs, the vesting on all outstanding equity awards will only accelerate for a NEO whose employment also terminates in connection with the change-in-control.
The table below shows the amounts that each NEO would be entitled to receive upon a change-in-control occurring as of December 31, 2023, assuming: 1) a change-in-control occurs without an associated termination of employment and 2) employment terminates in connection with a change-in-control. These values represent amounts beyond what each NEO would receive upon voluntary termination as of December 31, 2023.
	Accelerated Vesting of Equity Awards(1)
	Change-in-Control	Change-in-Control with Associated Termination
Arnold D. Martines	—	$923,799
David S. Morimoto	—	$665,341
Kisan Jo	—	$240,667
Anna M. Hu	—	$259,363
Diane W. Murakami	—	$237,380
(1)
Each of the NEOs, shown here held unvested equity awards as of December 31, 2023. The values shown reflect the intrinsic value of accelerated vesting of unvested RSUs and unvested PSUs (at target), based on the Company’s closing stock price on December 29, 2023 of $19.68 per share (the last trading day of 2023).

Payments Upon Death or Disability
Upon death or disability, each officer (or the officer’s estate) will receive benefits under the Company’s disability plan or payments under the life insurance plan, as appropriate. These benefits are generally available to all employees of the Company. Aside from these payments, upon death or disability as of December 31, 2023, none of the NEOs would receive accelerated vesting of outstanding equity or any additional payments above what they would otherwise be entitled to receive upon any other termination of employment.
71

CEO PAY RATIO DISCLOSURE
As required by Item 402(u) of Regulation S-K, for 2023, the ratio between our CEO’s total compensation and the total compensation of our median employee was 23.9 to 1. Total compensation for our median employee includes base salary, cash bonus and incentive, company matching contributions to employee savings, and other compensation (i.e., group life insurance imputed income value). Total compensation for Mr. Martines includes base salary, restricted stock grants, non-equity incentive compensation, and other compensation, which includes the matching contributions described above.
For 2023, our median employee’s annual total compensation was $72,617. The annual total compensation of Mr. Martines, our President and CEO was $1,737,311.
For 2023, we identified a new median employee. We completed the following steps to identify our median employee as of December 31, 2023:
1.
As of December 31, 2023, our employee population consisted of approximately 732 individuals, including any full-time, part-time, temporary, or seasonal employees employed, and not on leave of absence, on that date.

2.	To identify the median employee, we used wages from our payroll records for fiscal 2023, excluding our President and CEO. No full-time equivalent adjustments were made for part time employees.
3.	We identified our median employee using this compensation measure and methodology, which was consistently applied to all our employees included in the calculation.
Then, to determine the annual total compensation of our median employee for 2023, we added together all of the elements of such employee’s compensation for 2023 in accordance with the requirements of Item 402(c)(2)(x) of Regulation S-K, resulting in annual total compensation of $72,617.
With respect to the annual total compensation of our President and CEO for 2023, we used the amount reported in the “Total” column of the Summary Compensation Table.
72	2024 Proxy Statement

PAY VERSUS PERFORMANCE (PVP)
As required by Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, and Item 402(v) of Regulation S-K, we are providing the following information about the relationship between compensation actually paid to our Principal Executive Officer (PEO), and other Named Executive Officers (NEOs) and certain financial performance metrics of the Company using a methodology that has been prescribed by the SEC.
Fiscal Year	Summary Compensation Table Total for PEO	Compensation Actually Paid to PEO	Average Summary Compensation Table Total for non-PEO NEOs	Average Compensation Actually Paid to non-PEO NEOs	Value of Initial Fixed $100 Investment Based on:			Company Selected Measure
					Total Shareholder Return	Peer Group Total Shareholder Return	Net Income ($ in millions)	Return on Equity
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)
2023	$1,737,311	$1,585,929	$721,171	$671,461	$80.37	$108.10	$58.7	12.4%
2022	$2,777,600	$1,397,507	$1,443,519	$1,007,177	$78.12	$109.98	$73.9	15.5%
2021	$3,488,108	$4,857,872	$1,441,406	$1,660,091	$103.81	$119.38	$79.9	14.4%
2020	$1,434,001	$368,190	$944,698	$586,033	$67.51	$87.95	$37.3	6.9%
The following amounts were deducted from / added to Summary Compensation Table (SCT) total compensation in accordance with the SEC-mandated adjustments to calculate Compensation Actually Paid (CAP) to our principal executive officer (PEO) and average CAP to our non-PEO NEOs. The fair value of stock awards was determined using methodologies and assumptions developed in a manner substantively consistent with those used to determine the grant date fair value of such awards.
PEO SCT Total to CAP Reconciliation for 2023
Prior FYE	12/31/2022
Current FYE	12/31/2023
Fiscal Year	2023
SCT Total	$1,737,311
- Grant Date Fair Value of Stock Awards Granted in Fiscal Year	($623,140)
+ Fair Value at Fiscal Year-End of Outstanding Unvested Stock Awards Granted in Fiscal Year	$486,300
± Change in Fair Value of Outstanding Unvested Stock Awards Granted in Prior Fiscal Years	($26,984)
± Change in Fair Value as of Vesting Date of Stock Awards Granted in Prior Fiscal Years For Which Applicable Vesting Conditions Were Satisfied During Fiscal Year	$12,441
Compensation Actually Paid	$1,585,929
Non-PEO NEO Average SCT Total to Average CAP Reconciliation for 2023
Prior FYE	12/31/2022
Current FYE	12/31/2023
Fiscal Year	2023
Average SCT Total	$721,171
- Grant Date Fair Value of Stock Awards Granted in Fiscal Year	($202,387)
+ Fair Value at Fiscal Year-End of Outstanding Unvested Stock Awards Granted in Fiscal Year	$157,943
± Change in Fair Value of Outstanding Unvested Stock Awards Granted in Prior Fiscal Years	($10,996)
± Change in Fair Value as of Vesting Date of Stock Awards Granted in Prior Fiscal Years For Which Applicable Vesting Conditions Were Satisfied During Fiscal Year	$5,730
Average Compensation Actually Paid	$671,461
1.	No Option Awards were granted or outstanding during any of such Fiscal Years.
73

PAY VERSUS PERFORMANCE (PVP)
2.	The PEO reflected in columns (b) and (c) are the following individuals: Paul K. Yonamine (2020-2022) and Arnold D. Martines (2023).
3.
The non-PEO named executive officers reflected in columns (d) and (e) include the following individuals: A. Catherine Ngo (2020-2022), Arnold D. Martines (2020-2022), Kevin Dahlstrom (2020-2021), David S. Morimoto (2020-2023), Diane W. Murakami (2023), Kisan Jo (2023), and Anna M. Hu (2023).

4.	The Peer Group for which Total Shareholder Return is provided in column (g) is the S&P Small Cap 600 Commercial Bank Index.
The chart below illustrates the relationship between the PEO and other NEOs’ SCT Total Compensation, total shareholder return, and CAP amounts during the period 2020-2023. This relationship reflects the impact of changes in the Company’s stock price on the amount of Compensation Actually Paid in each year in relation to the amount reported in the Summary Compensation Table and demonstrates the impact of stock price performance on compensation of the PEO and other NEOs.

Note: the 2020 and 2021 TSR percentage change figures presented in the above charts were incorrectly stated in last year’s disclosures; corrected figures are presented above.
Charts of Cap Versus Performance Metrics
The chart below illustrates the relationship between the PEO and other NEOs’ CAP amounts and the Company’s TSR during the period 2020-2023. This relationship reflects the Company’s use of equity incentives, which are tied directly to stock price, in addition to the Company’s financial performance.

74	2024 Proxy Statement

PAY VERSUS PERFORMANCE (PVP)
The charts below illustrate the relationship between the PEO and other NEOs’ CAP amounts and the Company’s Net Income and Return on Equity during the period 2020-2023. This relationship reflects the Company’s use of short- and long-term incentive plan measures which reflect the financial performance of the Company, as well as the impact of financial performance on the value of stock-based compensation awarded to the PEO and other NEOs.

Chart of Company TSR Versus Peer Group TSR
The chart below compares the cumulative total stockholder return on the Company's common stock, based on the market price of the common stock and assuming reinvestment of dividends, with the Standard and Poor's (“S&P”) SmallCap 600 Commercial Bank Index for the period commencing December 31, 2019 and ending December 31, 2023. The graph assumes the investment of $100 on December 31, 2019.

Most Important Performance Measures
The five items listed below represent the most important performance metrics we used to relate CAP for FY2023 to the Company’s financial performance as further described in our Compensation Discussion and Analysis (CD&A) within the sections titled “Annual Incentive Compensation” and “Long-Term Incentives.”
Most Important Performance Measures
• Net Income
• Efficiency Ratio
• Return on Assets
• Return on Equity
• Relative Total Shareholder Return
75

DISCUSSION OF PROPOSALS RECOMMENDED BY THE BOARD OF DIRECTORS
PROPOSAL 1
ELECTION OF DIRECTORS
The Board recommends the election of the 11 nominees listed below as directors, to serve a one-year term expiring at the 2025 Annual Meeting of Shareholders and until their respective successors are elected and qualified or until their earlier death, resignation, retirement, disqualification, or removal from office.
Earl E. Fry
Jason R. Fujimoto
Jonathan B. Kindred
Paul J. Kosasa
Christopher T. Lutes
Arnold D. Martines
A. Catherine Ngo
Robert K.W.H. Nobriga
Saedene K. Ota
Crystal K. Rose
Paul K. Yonamine
For more information regarding the background of each of the nominees for director, see the sections titled “ELECTION OF DIRECTORS” and “DIRECTORS’ AND EXECUTIVE OFFICERS’ INFORMATION.” The persons named as “proxy” in the voting instructions or form of proxy provided with these materials will vote the shares represented by all validly returned proxies in accordance with the specifications of the shareholders returning such proxies. If at the time of the Meeting any of the nominees named above should be unable to serve, the discretionary authority provided in the proxy will be exercised to vote for such substitute nominee or nominees, if any, as shall be designated by the Board.
The election of directors requires a plurality of the votes cast “FOR” the election of the directors by the shares entitled to vote in the election at a meeting at which a quorum is present. Accordingly, the 11 directorships to be filled at the meeting will be filled by the 11 nominees receiving the highest number of “FOR” votes.
Proposal 1. ELECTION OF DIRECTORS
Board Recommendation
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ALL 11 NOMINEES.
76	2024 Proxy Statement

PROPOSAL 2
ADVISORY (NON-BINDING) VOTE TO APPROVE EXECUTIVE COMPENSATION
The Company is required to submit to shareholders a separate non-binding shareholder vote to approve the compensation of NEOs, as disclosed pursuant to the compensation disclosure rules of the SEC (which disclosure includes the Compensation Discussion and Analysis, the compensation tables and any related material).
This proposal, commonly known as a “Say-On-Pay” proposal, permits shareholders to endorse or not endorse the Company’s executive compensation program through the following resolution:
“Resolved, that the compensation paid to the Company’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and narrative discussion is hereby APPROVED.”
Because the shareholders’ vote is advisory, it will not be binding on the Board. However, the Compensation Committee will take into account the outcome of the vote when considering future executive compensation arrangements. The affirmative vote of the holders of a majority of the shares of Common Stock represented and voting at the Meeting will be required for passage of this proposal.
Currently the Say-On-Pay vote, as determined by the Board following a shareholder advisory vote at the 2023 Annual Meeting of Shareholders, is to be held annually. The next scheduled Say-On-Pay vote after the Meeting will occur at the 2025 Annual Meeting of Shareholders.
Proposal 2. ADVISORY (NON-BINDING) VOTE TO APPROVE EXECUTIVE COMPENSATION
Board Recommendation
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THIS PROPOSAL
77

PROPOSAL 3
RATIFICATION OF THE APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Audit Committee has appointed Crowe LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024. Crowe LLP audited the Company’s financial statements for the fiscal year ended December 31, 2023, and has audited the Company’s financial statements since 2018. Representatives of Crowe LLP are expected to attend the Meeting. The representatives are expected to be available to respond to appropriate questions and will have an opportunity to make a statement if they desire to do so.
The Audit Committee is directly responsible for the appointment, compensation and oversight of the independent registered public accounting firm. An annual evaluation is performed to assess the appropriateness of engaging Crowe LLP as the Company’s independent auditors, the Audit Committee considers several factors including, but not limited to: (i) Crowe LLP’s relevant technical, institutional, and industry expertise; (ii) the quality of Crowe LLP’s communications with the Audit Committee and management; (iii) Crowe LLP’s independence, including the consideration of any non-audit services provided by Crowe LLP and their impact on independence; (iv) the quality of the services provided by Crowe LLP; (v) external data on audit quality and performance, including recent PCAOB reports on Crowe LLP; (vi) the reasonableness of Crowe LLP’s fees; and (vii) Crowe LLP’s tenure as independent auditors, including the benefits of a longer tenure, which include:
•
Enhanced Audit Quality - Crowe LLP has gained institutional knowledge and expertise regarding our business operations, accounting policies and practices, and internal controls over financial reporting.

•
Efficiencies in Planning and Fees - Crowe LLP's understanding of our business and control framework allows it to design effective audit plans that cover key risk areas while capturing cost efficiencies.

•	Continuity - Onboarding a new auditor, requires significant internal resources and time to familiarize a new auditor to our business and control framework.
In their oversight of the independent auditors, the Committee periodically holds private sessions with Crowe, LLP to discuss the scope of their audit and any problems or difficulties they may have encountered in the performance of their audit.
The Audit Committee also oversees the selection and approval of our independent auditor’s lead engagement partner at the five-year mandatory rotation period which last occurred in 2023. Upon conclusion of the Company’s evaluation of three candidates, the Audit Committee selected the new lead engagement partner for Crowe, LLP which began in 2023.
Audit Fees. The aggregate fees billed to the Company by Crowe LLP with respect to services performed for the fiscal years ended December 31, 2023 and 2022 are as follows:
	2023	2022
Audit Fees(1)	$1,180,000	$1,068,000
Audit Related Fees(2)	$66,000	$117,000
Tax Fees	—	—
All Other Fees	—	—
Total	$1,246,000	$1,185,000
(1)
Audit fees consisted of fees billed by Crowe LLP for professional services rendered for the audit of the Company’s consolidated financial statements, reviews of the consolidated financial statements included in the Company’s quarterly reports on Form 10-Q, and the audit of the Company’s internal control over financial reporting. The audit fees also relate to services such as consents.

(2)	Audit related fees consisted of fees billed by Crowe LLP for audits of certain employee benefit plans and mortgage banking activities.
Pre-approval Policies and Procedures. The Audit Committee of the Board established a policy in 2003 to pre-approve all services provided by the Company’s independent registered public accounting firm. Each service to be provided by the Company’s independent registered public accounting firm is presented for pre-approval at the Audit Committee’s regular meeting or presented to the Chair of the Audit Committee for pre-approval under delegated authority and presented to the Audit Committee at their next regular meeting. All engagements of Crowe LLP that commenced during 2018 and since then have been pre-approved in accordance with the pre-approval policy.
The Audit Committee considers whether the provision of audit-related services, tax services, and all other services, as applicable, is compatible with maintaining the independence of Crowe LLP.
78	2024 Proxy Statement

PROPOSAL 3
Recommendation
The Board has submitted its appointment of Crowe LLP for ratification by the Company’s shareholders. The affirmative vote of the holders of at least a majority of the shares of Common Stock represented and voting at the Meeting will be required for passage of this proposal. If you do not ratify the selection of independent accountants, the Audit Committee will reconsider the appointment. However, even if you ratify the selection, the Audit Committee may still appoint new independent accountants at any time during the year if it believes that such a change would be in the best interests of the Company and our shareholders.
Proposal 3. RATIFICATION OF THE APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Board Recommendation
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THIS PROPOSAL.
79

PROPOSALS OF SHAREHOLDERS
Shareholder proposals intended to be considered for inclusion in the Company’s Proxy Statement and voted on at the Company’s regularly scheduled 2025 Annual Meeting of Shareholders must be received at the Company’s offices at 220 South King Street, Honolulu, Hawaii 96813, Attention: Corporate Secretary, by no later than 120 calendar days before the first anniversary date of the release of this Proxy Statement, (i.e. by no later than November 8, 2024) pursuant to Rule 14a-8 of the Securities Exchange Act of 1934, as amended. Applicable SEC rules and regulations govern the submission of shareholder proposals and the Company’s consideration of them for inclusion in next year’s proxy statement and form of proxy. For any proposal that is not submitted for inclusion in next year’s proxy statement (as described above), but is instead sought to be presented directly at next year’s annual meeting, SEC rules permit management to vote proxies in its discretion if (a) the Company receives notice of the proposal before the close of business 45 days before the first anniversary date of the mailing date of this Proxy Statement (i.e., by no later than January 22, 2025) and advises shareholders in next year’s proxy statement about the nature of the matter and how management intends to vote on the matter, or (b) the Company does not receive notice of the proposal prior to the close of business 45 days before the first anniversary of the mailing date of this Proxy Statement (i.e., by January 22, 2025). For information about nominating directors, see “Director Nomination Process—Shareholder Nominees” above.
The Company’s Bylaws contain procedures that shareholders must follow to present business at a meeting of shareholders if such business is not specified in the Proxy Statement. A shareholder may obtain a copy of these procedures from the Company’s Corporate Secretary. In addition to other applicable requirements, for business to be properly brought before the 2025 Annual Meeting of Shareholders, a shareholder must give notice of the matter to be presented at the Meeting in a proper written form to the Company’s Corporate Secretary or at www.sec.gov. The Corporate Secretary must receive this written notice at the principal offices of the Company not less than 90 calendar days nor more than 120 calendar days prior to the anniversary date of the preceding year’s annual meeting (such anniversary date, April 25, 2025). Shareholder proposals not made in accordance with these requirements may be disregarded by the chairperson of the meeting. In addition to satisfying the foregoing requirements under the Company’s bylaws, to comply with the universal proxy rules, shareholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than February 24, 2025 and otherwise comply with the requirements set forth in such rule.
80	2024 Proxy Statement

OTHER BUSINESS
The Board knows of no other business that will be presented for consideration at the Meeting other than as stated in the Notice of Meeting. If, however, other matters are properly brought before the Meeting, it is the intention of the persons named in the form of proxy to vote the shares represented thereby on such matters in accordance with the recommendation of the Board or, if no recommendation is given, in their own discretion.
Dated: March 8, 2024	CENTRAL PACIFIC FINANCIAL CORP.
Glenn K.C. Ching Executive Vice President, Chief Legal Officer Corporate Secretary
81

SCAN TO
VIEW MATERIALS & VOTE

CENTRAL PACIFIC FINANCIAL CORP.
220 SOUTH KING ST. 22ND FLOOR
HONOLULU, HI 96813
ATTN: GLENN CHING

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/CPF2024**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V35266-P01999 KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

DETACH AND RETURN THIS PORTION ONLY

CENTRAL PACIFIC FINANCIAL CORP.

REVOCABLE PROXY

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. Election of Directors	▢	▢	▢

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees:

01) Earl E. Fry
02) Jason R. Fujimoto
03) Jonathan B. Kindred
04) Paul J. Kosasa
05) Christopher T. Lutes
06) Arnold D. Martines
07) A. Catherine Ngo
08) Robert K. W. H. Nobriga
09) Saedene K. Ota
10) Crystal K. Rose
11) Paul K. Yonamine

The Board of Directors recommends you vote FOR the following proposals:

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

Annual Meeting of Shareholders
Thursday, April 25, 2024
11:00 a.m. Hawaii Time

V35267-P01999

CENTRAL PACIFIC FINANCIAL CORP.

ANNUAL MEETING OF SHAREHOLDERS APRIL 25, 2024

THIS REVOCABLE PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

FOR USE AT THE ANNUAL MEETING ON APRIL 25, 2024.

The shares of stock held in your account will be voted as you specify on the reverse side. If no choice is specified, the proxy will be voted "FOR" the election of the Board's nominees for director and "FOR" proposals 2 and 3. By signing the proxy, you revoke all prior proxies and appoint Glenn Ching and Sara Coes, each alone with full power of substitution, to vote these shares on the matters shown on the reverse side and any other matters which may come before the Annual Meeting and all adjournments or postponements thereof.

For those participants in the Central Pacific Bank 401(k) Retirement Savings Plan (the "Plan"), you hereby direct the Vanguard Fiduciary Trust Company (the "Trustee"), as Trustee of the Plan, to vote at the Annual Meeting of Shareholders of Central Pacific Financial Corp. (the "Company") as indicated on the reverse side of this card, all shares allocated to your account in the Plan. The Trustee will vote these shares as you direct. If you do not vote or if your card is not received by the deadline below or if your card is received but the voting instructions are invalid, then the Trustee will vote the shares held in the Plan in the same proportion as votes received from other participants in the Plan.

This voting instruction card is furnished in connection with the solicitation of proxies by the Board of Directors of the Company. This card must be returned by 11:59 P.M. Eastern Time on April 24, 2024, or, for Plan participants, by 11:59 P.M. Eastern Time on April 22, 2024 for your voting instructions to be honored.

The undersigned hereby acknowledges receipt of the Proxy Statement for the Annual Meeting.

CONTINUED AND TO BE SIGNED ON REVERSE SIDE